UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Ritchie Bros. Auctioneers Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and 0-11.
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2021 Proxy Statement

RITCHIE BROS.

RITCHIE BROS. AUCTIONEERS INCORPORATED
9500 GLENLYON PARKWAY, BURNABY, BRITISH COLUMBIA V5J 0C6
Dear Fellow Shareholders,
On behalf of the Board of Directors we cordially invite you to the Company’s 2021 Annual Meeting of Shareholders to be held on May 6, 2021 at 11:00 a.m. Pacific Time. This year, we will be conducting a virtual-only meeting due to the public health impact of COVID-19. Registered shareholders may participate in our annual meeting online by way of live webcast as outlined in this proxy.
2020 was an unprecedented year as the COVID-19 pandemic had a devastating impact on public health and created a global economic recession and uncertainty. In the face of this adversity, I am proud of how the entire team at Ritchie Bros. came together as a company to help and serve our customers, each other, and our communities while keeping health and safety a top priority.
Ann Fandozzi, our new Chief Executive Officer is off to a great start despite challenges posed by COVID-19. Strategic decisions made by Ann, combined with our prior investments in technology allowed for a seamless pivot to 100% online bidding in response to the pandemic. Under Ann’s leadership through this turbulent time, Ritchie Bros. had a record-breaking year from a financial perspective. In 2020 we grew our Gross Transaction Value ~5%, with service revenue increasing ~8%. The transition to 100% online bidding combined with our COVID protocols drove strong margin expansion that delivered ~18% increase in operating income. In addition we increased our dividend per share in 2020 and returned a total of $145m to shareholders through share repurchases and dividends. I am also pleased to note that in these uncertain times, Sharon Driscoll, our Chief Financial Officer, has done a great job protecting and strengthening the balance sheet while giving us the flexibility we need to engage in strategic opportunities that will enhance the long-term value of the company, such as acquiring Rouse Services in December of 2020.
Despite the challenges of COVID-19, Ritchie Bros. continued to develop as an organization by putting in place several new senior leaders, acquiring Rouse Services, and completing a comprehensive strategic review in 2020. We believe these steps will pave the way for Ritchie Bros. to become more of a technology company that will pursue the strategic vision of becoming the trusted global marketplace for insights, services, and transaction solutions for commercial assets. This vision is supported by five strategic pillars: Deliver the best customer experience, Deliver the best employee experience, Implement a modern digital architecture, Coordinate growth around an integrated inventory management system, and Accelerate growth through testing pilots and scaling learnings. In addition, Ritchie Bros. reinforced its values by prioritizing the health and welfare of our employees, customers, suppliers and others with whom we partner to run our business activities. We are strictly enforcing all local government and jurisdictional safety guidelines, and, in some instances, we are applying additional over-and-above safety measures.
In 2020 we also took our first step in telling our Environmental, Social, Governance (ESG) story by publishing our inaugural sustainability report which is available at our website at https://investor.ritchiebros.com/Sustainability/default.aspx. We understand that Ritchie Bros can be an agent for change in issues that are critical for society and pride ourselves on deep-rooted social commitments to our local communities. Environmentally, Ritchie Bros. is one of the world’s largest practical green re-commerce companies enabling the circular economy by facilitating re-use of equipment. We understand that ESG is not a destination, but a journey and we continue to have an open dialog with all our stakeholders to have a meaningful impact.
We are excited and energized by the future we see ahead for Ritchie Bros. with our new CEO and leadership team and our strategic vision. On behalf of the Board of Directors, thank you for your ongoing support and confidence in, Ritchie Bros.
Sincerely,
Erik Olsson
Chair of the Board
Ritchie Bros. Auctioneers Incorporated
March 23, 2021

RITCHIE BROS. AUCTIONEERS INCORPORATED
9500 GLENLYON PARKWAY, BURNABY, BRITISH COLUMBIA V5J 0C6
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO THE SHAREHOLDERS:
NOTICE IS HEREBY GIVEN that an Annual Meeting (the “Meeting”) of the shareholders of RITCHIE BROS. AUCTIONEERS INCORPORATED (the “Company”) will be held in a virtual only format on May 6, 2021 at 11:00 a.m. (Vancouver, BC time), for the following purposes:
1.	to receive the financial statements of the Company for the financial year ended December 31, 2020 and the report of the auditors thereon;
2.	to elect the directors of the Company to hold office until their successors are elected at the next annual meeting of the Company;
3.
to appoint the auditors of the Company to hold office until the next annual meeting of the Company and to authorize the Audit Committee of the Board of Directors to fix the remuneration to be paid to the auditors;

4.
to consider and, if deemed advisable, to approve, on an advisory basis, a non-binding advisory resolution accepting the Company’s approach to executive compensation, as more particularly described in the accompanying proxy statement;

5.	to transact such other business as may properly be brought before the Meeting.
In light of the on-going developments related to the COVID-19 pandemic and to protect the health of the community and the Company’s shareholders, employees and other stakeholders, the Meeting will be held in a virtual-only format conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. We have structured our virtual meeting to provide shareholders the same rights as if the meeting were held in person. Shareholders may listen to the Meeting, submit questions and vote online at: www.virtualshareholdermeeting.com/rba2021. To be admitted to vote or ask questions at the Annual Meeting at http://www.virtualshareholdermeeting.com/rba2021 (the “2021 Annual Meeting Website”), you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the 2021 Annual Meeting Website during the Annual Meeting.
Further information regarding the matters to be considered at the Meeting is set out in the accompanying proxy statement.
The directors of the Company have fixed the close of business on March 12, 2021 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting. Only registered shareholders of the Company as of March 12, 2021 will be entitled to vote online or by proxy at the Meeting.
It is important that your shares be represented and voted at the Meeting. We urge you to vote your shares either by Internet, phone or mail as promptly as possible so your shares will be represented at the Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials you received for the Meeting. If you received paper copies of our proxy materials, instructions on the three ways to vote your shares can be found on the enclosed proxy form. Internet voting facilities for shareholders of record will be available 24 hours a day and will close at 11:00 a.m. Pacific Time on May 4, 2021. To be effective, forms of proxy sent by mail must be received by Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting or any adjournment thereof.
All non-registered shareholders who receive these materials through a broker or other intermediary should complete and return the materials in accordance with the instructions provided to them by such broker or intermediary.
DATED at Vancouver, British Columbia, as of this 23rd day of March, 2021.
By Order of the Board of Directors

Darren Watt
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2021
The Company’s Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 are available at investor.ritchiebros.com

PROXY STATEMENT
i

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 6, 2021
The Annual Meeting of Shareholders (the “Meeting”) of Ritchie Bros. Auctioneers Incorporated (the “Company” or “Ritchie Bros.”) will be held in a virtual only format on May 6, 2021 at 11:00 a.m. (Vancouver, BC time). On or about March 25, 2021, in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for the Meeting, we anticipate that we will begin mailing to each shareholder entitled to vote at the meeting either (1) a Notice of Internet Availability of Proxy Materials or (2) this Proxy Statement, Notice of Annual Meeting of Shareholders and the form of proxy.
We are providing proxy materials to our shareholders primarily via a Notice of Internet Availability of Proxy Materials instead of mailing printed copies of these materials to each shareholder. The Notice of Internet Availability of Proxy Materials contains instructions about how to access our proxy materials and vote online or by mail. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials and this Proxy Statement.
If you plan to attend the virtual meeting and your shares are held in “street name” — in an account with a bank, broker, or other nominee — you should follow the procedures in the materials and request voting instructions provided by or on behalf of such broker, bank or other nominee and arrange to be appointed as a proxy holder.
In light of the on-going developments related to the COVID-19 pandemic and to protect the health of the Company’s shareholders and the community, the Meeting will be held in a virtual-only format conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. Shareholders may listen to the Meeting, submit questions and vote online at: www.virtualshareholdermeeting.com/rba2021.
You can vote your shares by internet, phone or mail, or if you hold your shares in “street name”, by following the instructions set forth in the voting instruction form provided by or on behalf of your broker, bank or other nominee.
Unless the context requires otherwise, references in this Proxy Statement to “we,” “us,” and “our” refer to Ritchie Bros. Auctioneers Incorporated. Dollar amounts are presented in U.S. dollars unless otherwise specified. Except as otherwise stated, the information herein is given as of March 12, 2021.
If you need assistance to attend the Meeting, please contact our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

2021 PROXY STATEMENT

PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider. For more complete information about these topics, please review our Annual Report on Form 10-K and the entire Proxy Statement.
Annual Meeting of Shareholders		Shareholder Voting Matters
Time and Date:	May 6, 2021 at 11:00 a.m. Pacific Time
Our board of directors recommends that you vote your shares:

“FOR” the election of each of the nominees named under “Election of Directors” on page 8

“FOR” the appointment of Ernst & Young LLP as auditors of the Company until the next annual meeting on page 42

“FOR” non-binding advisory approval of our Executive Compensation on page 44

Location:	Virtual only format via the Internet by visiting www.virtualshareholdermeeting.com /rba2021
Record Date:	March 12, 2021
Mailing Date:	On or about March 25, 2021
Attending the Annual Meeting:
Virtual Meeting. Virtually via the Internet by visiting www.virtualshareholdermeeting.com /rba2021 and following the instructions. You will need the information included on your proxy card to access the Meeting.

General Information		Voting Methods
Stock Symbol:	RBA	Have your proxy card available. Vote by Internet: www.proxyvote.com
Exchanges:	New York Stock Exchange (NYSE) Toronto Stock Exchange (TSX)
Registrar and Transfer Agent:	Computershare	Vote by Phone: 1-800-690-6903
Head Office:	9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J 0C6
Company Website:	www.ritchiebros.com	Vote by Mail: at address provided on proxy card.
Investor Relations Website:	investor.ritchiebros.com
Voting Deadline: May 4, 2021 at 11:00 am, Pacific Time

2021 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING
Why am I receiving this Proxy Statement?
The Company is providing the Notice of Annual Meeting of Shareholders and this Proxy Statement directly to shareholders who are shareholders of record at the close of business on March 12, 2021 and therefore are entitled to vote at the Meeting. This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Meeting to vote your shares.
When you vote by internet, phone or mail, you appoint the proxy holders nominated by management, Erik Olsson, Board Chair, or Ann Fandozzi, Chief Executive Officer (the “CEO”) of the Company, with full power of substitution, to be your representatives at the Meeting. A shareholder has the right to appoint a person other than the nominees of management named in the instrument of proxy to represent the shareholder at the Meeting. To exercise this right, a shareholder should insert the name of its nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of the Company. As your representative(s), your proxy holder(s) will vote or withhold from voting the shares represented by the proxy at the Meeting (or any adjournments or postponements) in accordance with your instructions on any ballot that may be called. If you specify a choice in the proxy as to how your shares are to be voted with respect to any matter to be acted upon, the shares will be voted accordingly. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we recommend that you vote by internet, phone or mail as soon as possible to ensure your vote is recorded in advance of the Meeting.
When you vote by internet, phone or mail, you will confer discretionary authority upon a proxy holder named in the instrument of proxy to vote your shares on any amendments or variations to matters identified in the accompanying Notice of Annual Meeting of Shareholders and any other matter which may properly come before the meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.
You may attend the Meeting via live audio webcast. The accompanying proxy materials include instructions on how to participate in the Meeting via the live audio webcast and how you may vote your shares online if you attend the Meeting. To submit your questions during the Meeting, please log on to
www.virtualshareholdermeeting.com/rba2021. You will need to enter the 15-digit control number received with your Proxy or Notice of Internet Availability of proxy materials to enter the Meeting.
If you have any technical difficulties or any questions regarding the virtual meeting website, please call the support team at the numbers listed on the log-in screen. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our Investor Relations website, https://investor.ritchiebros.com/home/default.aspx, including information on when the meeting will be reconvened.
Why is the Meeting being held in a virtual-only format?
The Annual Meeting is being held in a virtual-only format in order to enable participation by the broadest number of shareholders possible and to keep everyone safe in light of the global pandemic resulting from COVID-19. We are one of many publicly traded companies to be holding a virtual-only annual meeting this year. We are confident in the technology and believe that it enables shareholders to have an equal opportunity to participate in the Meeting in a safe and easy manner regardless of their geographic location.
Why does my name not appear as a shareholder of record?
Many, if not most, investors own their shares through a broker dealer or other nominee. Broker dealers frequently clear their transactions through other broker dealers, and may hold the actual certificates for shares in the name of securities depositories, such as Cede & Co. (operated by the Depository Trust Company) in the United States or CDS Clearing and Depository Services Inc. in Canada. In such a case, only the ultimate certificate holder appears on our records as a shareholder, even though that nominee may not have any economic interest in the shares that you actually own through your broker dealer. You should contact your broker dealer for more information about this process.
If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the non-registered/beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by or on behalf of that organization. The registered holder of the shares is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account by following the instructions

2021 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING
on the voting instruction form that is provided by or on behalf of the intermediary. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not attend the Meeting remotely and vote your shares at the Meeting unless you arrange with your broker, bank, or other nominee to be appointed as proxy holder.
Who is making this solicitation and who will pay the related costs?
This solicitation is made on behalf of the management of the Company. No director has given management notice that he or she intends to oppose any action intended to be taken by management at the Meeting. The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the Meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s common shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.
When is the record date?
The Board has fixed March 12, 2021, as the record date for the Meeting. Only holders of our common shares as of the close of business on that date will be entitled to vote at the Meeting.
How many shares are outstanding and how many votes can be cast by all shareholders?
A total of 109,968,078 common shares were outstanding as of March 12, 2021. Votes may be cast on each matter presented, consisting of one vote for each common share of the Company outstanding as of the record date.
Are there any shareholders that hold more than 10% of the shares that may be voted?
To the knowledge of the Company’s directors and executive officers, based on filings with Canadian securities regulators and the U.S. Securities and Exchange Commission (the “SEC”), no person beneficially owns, or controls or directs, directly or indirectly, common shares of the Company carrying more than 10% of the voting rights attached to all voting shares of the Company.
What items of business will be voted on at the Meeting and how does the Board recommend I vote?
Shareholders will be being asked to vote on the following:
•	the election of nine directors for terms expiring in 2022;
•	an advisory vote on executive compensation;
•
the appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2021 and to authorize the Audit Committee of the Board to fix the remuneration to be paid to the auditors; and

•	any other business that may properly come before the Meeting.
The Board recommends a vote FOR each nominee for director and FOR each of the proposals.
What are my voting rights if I hold common shares?
Each common share is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.
How do I vote if I am a registered shareholder?
If you are a registered shareholder, you may vote your shares by internet at www.proxyvote.com, by mail, by phone or by attending the Meeting and voting online. To vote by internet, you will need your voting control number, which can be found on your proxy card or Notice of Internet Availability of Proxy Materials. To vote by mail, you should promptly complete, sign and return your proxy card, or if you have received a Notice of Internet Availability of Proxy Materials, request a proxy card by internet at www.proxyvote.com, calling 800-579-1639 or emailing sendmaterial@proxyvote.com. Joint owners wishing to complete a proxy form must each sign the proxy card.
How do I vote if I am a non-registered/beneficial holder?
If you are a non-registered/beneficial holder, you should receive a voting instruction form from a broker dealer or other nominee that you may use to instruct such persons how to vote your shares. If you receive a voting instruction form, you may exercise voting rights in respect of those shares in accordance with the procedures provided by the broker dealer or other nominee, which may include voting by mail, telephonically by calling the telephone number shown on the voting form or via the internet at the website shown on the voting instruction form. If you are a non-registered/beneficial holder, you are not considered to be a shareholder of record, and you will not be permitted to vote your shares at the

2021 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING
Meeting unless you have obtained a proxy for those shares from the person or entity of record holding your shares. Should you require additional information regarding the Meeting, please contact our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.
To participate in the Annual Meeting, you will need the 16-digit control number included on your notice or in your proxy card. Beneficial shareholders who do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank or other nominee’s website and selecting the shareholder communications mailbox to link through to the Annual Meeting; instructions should also be provided on the voting instruction card provided by your broker, bank or other nominee.
Can shareholders vote at the Meeting?
If you prefer, you may vote online at the Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you need to arrange with your stockbroker or the registered owner to be appointed as proxy holder entitling you to vote online at the Meeting.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, it likely means that you have multiple accounts with the Company’s transfer agent and/or with stockbrokers. Please vote or arrange for voting of all of the shares.
What if I share an address with another shareholder and we received only one copy of the proxy materials or what if I receive multiple copies?
SEC rules permit companies and intermediaries such as brokers to send one envelope with individual copies of our Notice of Internet Availability of Proxy Materials or proxy materials to multiple shareholders who share the same address, unless we receive contrary instructions from a shareholder. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call 800-542-1061 or write to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of a copy of this proxy statement, the notice of internet availability of proxy materials and the annual report by written request to our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.
May I revoke my proxy or change my vote?
Yes. If you are a registered shareholder, you may revoke your proxy by:
•
signing another proxy with a later date and delivering it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (according to the instructions on the proxy), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting;

•
signing and dating a written notice of revocation and delivering it to the registered office of the Company, 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada, at any time up to and including the last business day preceding the day of the Meeting; or

•	in any other manner provided by law.
If you have followed the process for attending and voting online at the Meeting, voting online at the Meeting will revoke your previous proxy.
In addition, if you are a registered shareholder and have voted using the internet following the instructions as described in the Notice of Internet Availability of Proxy Materials, you may change your vote by following the procedures described in the Notice of Internet Availability of Proxy Materials to submit a vote with a later date.
If you are not a registered shareholder and wish to change your proxy nominee or your vote, you should consult your broker or nominee with respect to submitting new voting instructions. Intermediaries may set deadlines for the receipt of revocation notices that are farther in advance of the Meeting than those set out above and, accordingly, any such revocation should be completed well in advance of the deadline prescribed in the form of proxy or voting instruction form to ensure it is given effect at the Meeting.
How are abstentions and broker non-votes counted?
Shares held or represented by proxy by persons present at the Meeting in respect of which the holder or proxy holder does not vote, or abstains from voting, with respect to any proposal

2021 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING
are counted for purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement. “Broker non-vote” shares are those shares held in “street name” by brokers or nominees, who do not have discretionary authority to vote such shares as to a particular matter, which are held or represented by proxy by a person present at the meeting will be counted for purposes of establishing a quorum. If a quorum is present, broker non-votes will not be counted as votes in favor of such matter or, in the case of election of directors, as votes “withheld” with respect to such election, and also will not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the shares voting on the matter.
Under the rules of the New York Stock Exchange (“NYSE”), brokers or nominees are entitled to vote shares held for a beneficial owner on “routine” matters, such as the appointment of Ernst & Young LLP as our independent auditors, without instructions from the beneficial owner of those shares. However, absent instructions from the beneficial owner of such shares, a nominee is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters. The election of our directors and the advisory vote on executive compensation are considered non-routine matters. Accordingly, if you hold your shares in street name, it is critical that you arrange to exercise your voting right if you want it to count on all matters to be decided at the Meeting.
How many votes are needed to hold the Meeting and approve the proposals and how does the Board recommend that I vote?
To conduct the Meeting, the Company must have a quorum, which means that two persons must be present, and each entitled to vote and holding or representing by proxy not less than 33% of the votes entitled to be cast at the Meeting. The table below shows the votes needed to approve each of the proposals, as further described in each of the proposals and the Board’s recommendation for voting on each proposal.
Proposals		Votes Required	Board Recommendation
1.	Election of nine nominees to serve as directors for a term of one year each
The nine nominees receiving the highest number of affirmative votes cast at the Meeting will be elected, unless WITHHOLD votes for any nominee are greater than FOR votes, in which case, such incumbent nominee will be required to promptly tender his or her resignation. WITHHOLD votes are not counted otherwise. See “Proposal One: Election of Directors — Questions and Answers about the Election of Directors — Might directors elected be required to resign?” on page 8 for more information on the majority voting policy.
FOR each nominee
2.	Appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2021 and to authorize the Audit Committee to fix the remuneration of the auditors	Majority of votes cast at the Meeting voting FOR the proposal. WITHHOLD votes are not counted.	FOR
3.	Annual Advisory Vote on Executive Compensation
Affirmative vote of the majority of votes cast at the Meeting. This is an advisory vote and, while not binding on us, our Board and Compensation Committee value the opinions of all of our shareholders and will consider the outcome of this vote when making future decisions on executive compensation.
FOR

2021 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING
Will my shares be voted if I do not vote by phone, internet or sign and return my Proxy Card or Voting Instruction Form?
If your shares are registered in your name and you do not vote by phone, internet or sign and return your proxy card, or attend and vote online at the Meeting, your shares will not be voted at the Meeting. If your shares are held through an account with a brokerage firm, bank, dealer or other nominee, your brokerage firm or other nominee, under certain circumstances, may vote your shares.
How are votes counted?
If your instructions as to voting in any instrument of proxy or voting instruction form are certain, your shares will be voted or withheld from voting in accordance with your instructions. If you do not specify a choice in the proxy card or voting instruction form as to any of the following matters, and one of the proxy holders recommended by management is appointed as proxy holder, your shares will be voted “FOR” each of the proposals as recommended by the Board as further described in each of the proposals.
Voting results will be tabulated and certified by a representative of Broadridge, scrutineer of the Meeting.
What happens if additional matters are presented at the Meeting?
Management of the Company is not aware of any amendments to or variations of any of the matters identified in the enclosed Notice of Annual Meeting of Shareholders nor of any other business which may be brought before the Meeting. When you vote by internet, phone or mail, you will confer discretionary authority upon a proxy holder named in the instrument of proxy to vote your shares on any amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and on any other matter that may properly be brought before the Meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.
Where can I find the voting results of the Meeting?
The Company will publish the voting results of the Meeting in a Current Report on Form 8-K, which are required to be filed with the SEC at www.sec.gov within four business days after the date of the Meeting and on SEDAR at www.sedar.com.
How can I obtain additional information, including a copy of the Proxy Statement and the 2020 Annual Report on Form 10-K?
The Company will mail, without charge to any registered holder or beneficial owner of common shares, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including the consolidated financial statements, management’s discussion and analysis of financial condition and results of operations, schedules and list of exhibits, and any particular exhibit specifically requested, any interim financial statements of the Company and the relevant management’s discussion and analysis of financial condition and results of operations that have been filed with securities regulators for any period after the end of the Company’s most recently completed financial year and the Company’s proxy statement in respect of its most recent annual meeting of shareholders. Requests should be sent to our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada. The Company may require payment of a reasonable charge for reproduction if a person that is not a registered shareholder or beneficial owner of common shares makes the request. This Proxy Statement, the Annual Report on Form 10-K and additional information relating to the Company are also available at http://investor.ritchiebros.com, on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2020 as contained in the Company’s Form 10-K.

2021 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS
Questions and Answers about the Election of Directors
What is the current composition of the Board?
The Company’s Articles of Amalgamation require the Board to have at least three and no more than ten directors and provide that the Board is authorized to determine the actual number of directors within that range. The current Board is composed of the following nine directors: Erik Olsson, Ann Fandozzi, Beverley Briscoe, Robert G. Elton, J. Kim Fennell, Amy Guggenheim Shenkan, Sarah Raiss, Christopher Zimmerman and Adam DeWitt.
Is the Board divided into classes? How long is the term?
No, the Board is not divided into classes. All directors are elected for one-year terms to hold office until the next annual meeting of shareholders unless he or she sooner ceases to hold office.
Who can nominate individuals for election as directors?
Shareholders may nominate director candidates pursuant to and in accordance with the provisions of the Company’s by-laws, which includes advance notice provisions for nominations of directors by shareholders, and of the Canada Business Corporations Act (the “CBCA”). The advance notice provisions require advance notice to the Company of nominations for persons for election to the Board in circumstances where nominations are made other than pursuant to a shareholder proposal made in accordance with the provisions of the CBCA or a requisition of shareholders made in accordance with the CBCA. Shareholders should note that nominations for directors must be made in compliance with the procedures in the Company’s by-laws, which include requirements to notify the Company in writing in advance of an intention to nominate directors for election to the Board prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in such notice. Please see the information under “Shareholder Proposals and Director Nominations” on page 90.
The Company has not received any director nominations in connection with the Meeting.
Who is standing for election this year?
The following nine individuals are being nominated by or at the direction of the Board, based on the recommendation of the Nominating and Corporate Governance Committee:
•	Erik Olsson
•	Ann Fandozzi
•	Beverly Briscoe
•	Christopher Zimmerman
•	Robert G. Elton
•	Sarah Raiss
•	Amy Guggenheim Shenkan
•	J. Kim Fennell
•	Adam DeWitt
Each of the nominees, except Ms. Fandozzi, qualifies as independent under applicable NYSE listings standards and Canadian securities laws and regulations and the rules of the Toronto Stock Exchange (the “TSX”). See “Corporate Governance — Independence of the Directors” on page 23 for a summary of how “independence” is determined. Additional information concerning the above nominees, including their ages, positions and offices held with the Company, and terms of office as directors, is set forth below under “Information Concerning the Nominees to the Board of Directors” on page 10.
What if a nominee is unable or unwilling to serve?
If any one or more of the nominees named in this Proxy Statement is unable to serve or for good cause will not serve, then the persons voting the accompanying proxy may in their discretion vote for a substitute. The persons named in the enclosed form of proxy intend to vote for the election of any such substitute nominee. Each of the nominees has agreed to serve, if elected, and the Board is not presently aware of any reason that would prevent any nominee from serving as a director if elected.
How are nominees elected?
In the election of directors, you may vote “FOR” each or any of the nominees, or you may “WITHHOLD” from voting for each or any of the nominees. The nine nominees receiving the highest number of votes “FOR” cast remotely or by proxy at the Meeting will be elected as directors.
Might directors elected be required to resign?
Yes. The Board has adopted a majority voting policy that will apply to any uncontested election of directors. Pursuant to this policy, any nominee for director who receives a greater number of votes marked “WITHHOLD” than votes “FOR”

2021 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS
such election will promptly tender his or her resignation to the Board Chair following the Meeting. The Board’s Nominating and Corporate Governance Committee will consider the offer of resignation and make a recommendation to the Board whether to accept it.
In making its recommendation with respect to a director’s resignation, the Nominating and Corporate Governance Committee will consider, in the best interests of the Company, the action to be taken with respect to such offered resignation. The recommended action may include (i) accepting the resignation; (ii) recommending that the director continue on the Board but addressing what the Nominating and Corporate Governance Committee believes to be the underlying reasons why shareholders “withheld” votes for election from such director; or (iii) rejecting the resignation.
The Nominating and Corporate Governance Committee would be expected to recommend that the Board accept the resignation except in extenuating circumstances. The Board will consider the Nominating and Corporate Governance Committee’s recommendation within 90 days following the Company’s annual meeting, and in considering such recommendation, the Board will consider the factors taken into account by the Nominating and Corporate Governance Committee and such additional information and factors that the Board considers to be relevant. The Board will promptly disclose its decision by a press release, such press release to include the reasons for rejecting the resignation, if applicable. A director who tenders his or her resignation pursuant to the majority voting policy will not be permitted to participate in any meeting of the Board or the Nominating and Corporate Governance Committee at which the resignation is considered. If the resignation is accepted, subject to applicable law, the Board may leave the resultant vacancy unfilled until the next annual general meeting, fill the vacancy through the appointment of a new director whom the Board considers to merit the confidence of the shareholders, or call a special meeting of shareholders at which there will be presented one or more nominees to fill any vacancy or vacancies.
May additional directors be appointed by the Board between annual general meetings?
The Articles of Amalgamation of the Company provide that the Board has the power to increase the number of directors at any time between annual meetings of shareholders and appoint one or more additional directors, provided that the total number of directors so appointed shall not exceed one-third of the number of directors elected at the previous annual meeting.

2021 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS
Information Concerning the Nominees to the Board of Directors
The following section provides information with respect to the nominees to our Board. Directors are to be elected for a one-year term expiring at our next annual meeting unless he or she sooner ceases to hold office (if the director dies or resigns, is removed by resolution of the shareholders or becomes disqualified from being a director under the CBCA).
The Board and the Nominating and Corporate Governance Committee believe that each director nominee brings a strong set of attributes and qualifications and that together these director nominees would create an effective and well-functioning Board that will continue to serve the Company and our shareholders well. Included in each director nominee’s biography below is a summary describing the key attributes and qualifications of the nominees upon which the decisions to nominate were made. Information below regarding shares owned, controlled or directed, Deferred Share Units (“DSUs”) issued under the Company’s Non-Executive Director Deferred Share Unit Plan, restricted share units (“RSUs”) granted under the Company’s RSU Plans and performance share units (“PSUs”) under the Company’s PSU Plans is given as of March 12, 2021.

ERIK OLSSON

Residence:
Scottsdale, AZ, USA

Age: 58

Independent

Director since:
June 1, 2013

Shares owned, controlled or directed: nil

DSUs held: 21,239

Committees
Chair of the Nominating and Corporate
Governance Committee

Voting results 2020
Votes For: 77,962,206
Percentage: 99.28%

Key attributes and qualifications
Erik Olsson has been a member of the Company's Board since 2013 and was appointed as Chair of the Board on May 5, 2020. He is also the Chair of the Nominating and Corporate Governance Committee. He was appointed Vice-Chair of the Board in August 2019. Mr. Olsson's experience in senior leadership positions, as well as his knowledge of the equipment industry in general, provides important insight to our Board on the Company's strategic planning and operations. Further, his experience as a member of another public company board provides him with an enhanced perspective on issues applicable to public companies. Mr. Olsson currently serves as Chairman of the Board of Directors of WillScot MobileMini, Inc., the world's leading provider of portable office and storage solutions, where Mr. Olsson previously served as President, Chief Executive Officer and as Director from 2013 until October 2019. Prior to that Mr. Olsson was President, Chief Executive Officer, and a Director of RSC Holdings, Inc., a premier provider of rental equipment in North America, from 2006 until its acquisition by United Rentals, Inc. in April 2012. Prior to that he served as Chief Financial Officer and Chief Operating Officer of RSC Holdings, Inc. In addition, he held various senior positions in the United States, Brazil, and Sweden in his 13 years with industrial group Atlas Copco AB, a mining equipment maker. Mr. Olsson holds a degree in Business Administration and Economics from the University of Gothenburg.

Other directorships
WillScot Mobile Mini, Inc. (NASDAQ:GS: “WSC” - portable office and storage company) – Chair of the Board
Dometic Group AB, a global industrial provider of solutions for mobile living –
Director
Pontem Corporation, (NYSE: “PNTM.U”) - Director

2021 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS

ANN FANDOZZI

Residence:
Plymouth Meeting, PA, USA

Age: 49

Not Independent

Director since:
January 6, 2020

Shares owned, controlled or directed: 957

PSUs held: 124,371

Committees
None

Voting results 2020
Votes for: 78,213,799
Percentage: 99.60%

Key attributes and qualifications
Ann Fandozzi joined Ritchie Bros. in 2020 as Chief Executive Officer. Prior to joining Ritchie Bros., Ms. Fandozzi was CEO of ABRA Auto Body and Glass from 2016 to 2019, and previous to that role, from 2012 to 2016, was CEO of vRide, a carpooling platform that works with private and public employers. Prior to these CEO roles, Ms. Fandozzi served in several executive positions for Whirlpool, including eBusiness, Direct-to-Consumer, and Sears/Kenmore. Ms. Fandozzi joined Whirlpool from DaimlerChrysler, where she led the Global Family Vehicle business and is credited with the invention and development of the Stow-N-Go fold flat seats.

Earlier in her career, she gained significant experience in consumer marketing, product development and engineering at Ford Motor Company, McKinsey & Company and Lockheed Martin Corporation. She served on the board of Pinnacle Foods, a publicly-traded packaged food company that was acquired by ConAgra, and is a board member of Ghost Robotics, a robotics start-up. Ms. Fandozzi is also a frequent speaker on technology, transportation, and green/environmental topics.

Ms. Fandozzi holds a Bachelor of Science degree in Computer Engineering from Stevens Institute of Technology, a Master of Science degree in Systems Engineering from University of Pennsylvania and an MBA from The Wharton School of the University of Pennsylvania.
Other directorships
Ghost Robotics (a robotics start-up) – Director

Past directorships
Pinnacle Foods (formerly NYSE:PF), a publicly traded packaged food company acquired by ConAgra.

2021 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS

BEVERLEY ANNE BRISCOE

Residence:
Vancouver, B.C., Canada

Age: 66

Independent

Director since:
October 29, 2004

Shares owned, controlled or directed: 22,288

DSUs held: 42,882

Committees
Audit Committee

Voting results 2020
Votes For: 77,183,157
Percentage: 99.60%

Key attributes and qualifications
Ms. Briscoe has strong financial and leadership skills, having been in the industrial and transportation sector for over 20 years and in a number of financial roles prior thereto. Ms. Briscoe’s service on various boards enables her to bring to the Board experience and knowledge of governance and financial matters from a number of perspectives. Ms. Briscoe has been a director of Ritchie Bros. for over 10 years and was appointed Chair of the Board in July 2014. On May 5, 2020 she stepped down as the Chair of the Board. Ms. Briscoe’s previous employment includes: from 2004 to present she worked as a management consultant and corporate director; from 1997 to 2004 she was President and owner of Hiway Refrigeration Limited, a British Columbia-based company specializing in selling and servicing transportation refrigeration equipment used in the trucking and shipping industries; from 1994 to 1997 she was Vice President and General Manager of Wajax Industries Limited, a heavy equipment dealer; from 1989 to 1994 she was Chief Financial Officer for the Rivtow Group of Companies, a marine transportation and industrial equipment conglomerate; from 1983 to 1989 she held CFO positions with several operating divisions of The Jim Pattison Group, a diversified holding company; and from 1977 to 1983 she worked as an auditor with a predecessor firm of PricewaterhouseCoopers.

She is the past Chair of the Industry Training Authority for British Columbia, past Chair of the BC Forest Safety Council and past Chair of the Audit Committee for the Office of the Superintendent of Financial Institutions. She was a director with Newmont Corporation until May 2020 and was previously the Lead Director and Audit Committee Chair of Goldcorp Inc.

Ms. Briscoe is a Fellow of the Institute of Chartered Accountants, has a Bachelor of Commerce degree from the University of British Columbia, and is also a Fellow of the Institute of Corporate Directors.

Past directorships
Newmont Corporation (NYSE: “NEM”; TSX: “NGT” — a public gold and precious metal company) — Director; member Compensation Committee.

Goldcorp Inc. (TSX: “G”; NYSE: “GG” — a public gold and precious metal company) — Lead Director; Chair of the Audit Committee.

2021 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS

CHRISTOPHER ZIMMERMAN

Residence:
Manhattan Beach, CA, USA

Age: 61

Independent

Director since:
April 11, 2008

Shares owned, controlled or directed: nil

DSUs held: 24,352

Committees
Member of the Nominating
and Corporate Governance
Committee

Voting results 2020
Votes for: 77,330,053
Percentage: 98.47%

Key attributes and qualifications
Chris Zimmerman was elected to the Company's Board in 2008 and is currently a member of the Company's Nominating & Corporate Governance Committee. Mr. Zimmerman brings over 30 years of business, operating and leadership experience to the Board. The Company benefits from Mr. Zimmerman’s strong operational and international expertise from his experience as a chief executive officer of several organizations throughout the course of the past ten years. Mr. Zimmerman has served as President and CEO of business operations for the St. Louis Blues, a professional hockey team, since 2014. Prior to this, he was President of Easton Sports, a designer, developer and marketer of sports equipment and accessories from 2010 to 2013. Prior to joining Easton Sports, Mr. Zimmerman was President and Chief Executive Officer of Canucks Sports and Entertainment, a sports entertainment company in Vancouver, B.C, from 2006 until 2009. Before joining Canucks Sports and Entertainment, Mr. Zimmerman was the President and Chief Executive Officer of Nike Bauer Inc., a hockey equipment company. Prior to this appointment in March 2003, Mr. Zimmerman was General Manager of Nike Golf USA. He joined Nike Golf in 1998 after spending 16 years in a variety of senior advertising positions, including USA Advertising Director for the Nike Brand and Senior Vice President at Saatchi and Saatchi Advertising in New York.

Mr. Zimmerman has an MBA from Babson College.

Other directorships
None

2021 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS

ROBERT GEORGE ELTON

Residence:
Vancouver, B.C., Canada

Age: 69

Independent

Director since:
April 30, 2012

Shares owned, controlled or directed: nil

DSUs held: 23,278

Committees
Chair of the Audit Committee
Member of the
Compensation Committee

Voting results 2020
Votes For: 78,057,065
Percentage: 99.40%

Key attributes and qualifications
Robert Elton’s experience in senior executive positions during the course of the past 25 years brings strong leadership and management skills to the Company. Mr. Elton’s tenure in academia, including as an adjunct professor at the University of British Columbia’s Sauder School of Business, enables him to bring to the Board knowledge of business from a current and alternative perspective. Mr. Elton held executive roles at Vancouver City Savings Credit Union from 2013 to 2017, including Chief Financial Officer and Chief Risk Officer. Mr. Elton has also served as an adjunct professor at the University of British Columbia’s Sauder School of Business.

Mr. Elton was President and Chief Executive Officer of BC Hydro, a government-owned electric utility, from 2003 to 2009. Prior to this he was Executive Vice President Finance and Chief Financial Officer of BC Hydro (2002 — 2003), Powerex (2001 — 2002), a subsidiary of BC Hydro, and Eldorado Gold Corporation (1996 — 2001) (TSX: “ELD”; NYSE “EGO”; ASX: “EAU”). Mr. Elton spent over 20 years with PriceWaterhouseCoopers and predecessor firms, becoming partner in 1987 before leaving the firm in 1996.

He is a Fellow of the Institute of Chartered Accountants in British Columbia and has a Master of Arts degree from Cambridge University, U.K.

Other directorships
Corix Utilities (a private utility infrastructure company) — Director, Chair of the Audit Committee

Past directorships
bcIMC (a private investment management company) — Director

2021 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS

SARAH RAISS

Residence:
Calgary, Alberta, Canada

Age: 63

Independent

Director since:
July 1, 2016

Shares owned, controlled or directed: nil

DSUs held: 11,275

Committees
Chair of the Compensation
Committee

Voting results 2020
Votes for: 77,676,898
Percentage: 98.91%

Key attributes and qualifications
Sarah Raiss has been a director for Ritchie Bros. since 2016 and was appointed Chair of the Compensation Committee in 2017. Ms. Raiss brings almost 40 years of experience encompassing various board positions and executive and management positions in engineering, operations, strategy, merger and acquisition integration, government relations and community investment, governance, human resources, information technology, marketing and other administrative functions. She has business experience in Canada, the United States and abroad. Ms. Raiss retired in August 2011 as Executive Vice-President of Corporate Services, TransCanada Corporation, one of North America's leading energy infrastructure companies with operations in natural gas, oil and power industries. Since her retirement, Ms. Raiss’s principal occupation has been serving as a corporate director, and she has served on a number of other corporate boards noted below. Ms. Raiss was named a 2015 National Association of Corporate Directors Directorship 100, recognizing the most influential people in governance, 50 of which are corporate directors. Sarah was named a Fellow of the Institute of Corporate Directors in 2020.

Ms. Raiss has a BS in Applied Mathematics and an MBA, both from the University of Michigan.

Other directorships
The Loblaw Companies, Ltd. (TSX: “L” — a public food retailer) — Director and member of the Corporate Governance Committee and Chair of the Pension Committee

The Commercial Metals Company (NYSE: “CMC” — a public metal manufacturer and recycler) — Director, past Chair of the Compensation Committee and Chair of the Nominations and Governance Committee; member of the Audit Committee

Past directorships
The Vermilion Energy, Inc. (TSX: “VET”; NYSE: “VET”; — a public oil and gas producer) — Director and Chair of the Governance and Human Resource Committee and member of the Health, Safety and Environment Committee

Canadian Oil Sands, Ltd. (TSX: “COS” — a public oil investment company) — (2012 — 2016) Director and Chair of the Corporate Governance and Compensation Committees and member of the Audit Committee

2021 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS

AMY GUGGENHEIM SHENKAN

Residence:
San Francisco, CA USA

Age: 56

Independent

Director since:
July 1, 2017

Shares owned, controlled or directed: nil

DSUs held: 8,925

Committees:
Member of the Audit
Committee
Member of the Nominating
and Corporate Governance
Committee

Voting results 2020
Votes for: 78,070,608
Percentage: 99.41%

Key attributes and qualifications
Amy Guggenheim Shenkan was appointed to the Ritchie Bros. Board in 2017. She currently serves on the Company’s Audit Committee and Nominating and Governance Committee. Ms. Shenkan joined the board of Byrider, an Altamont Capital Partners' company in August, 2019. Ms. Shenkan has also served on the boards of E.L.F. Cosmetics (formerly a Texas Pacific Group company), and vRide (acquired by Enterprise Holdings). Ms. Shenkan has a 30-year track record of leadership within innovative, high growth technology and consumer facing companies. She is known for her deep digital and business transformation expertise, leading major post-merger integrations, setting strategy, leveraging content as a strategic asset, and testing and evolving new business models for large enterprises undergoing disruption. Ms. Shenkan was President and Chief Operating Officer of Common Sense Media, a technology-based media company dedicated to helping kids, families and educators successfully navigate the media and technology world from 2011 through 2017. Shenkan grew Common Sense into the most significant, entrepreneurial, rapidly growing organization of its kind in the U.S. Prior to joining Common Sense Media in 2011, Ms. Shenkan was a digital transformation expert with McKinsey & Company, Inc., advising global businesses across many industries about the use of the internet to drive digital transformations. Ms. Shenkan also held leadership roles at Travelocity (formerly Preview Travel) and Wells Fargo as these companies grew their businesses through innovation.

Shenkan earned a BA in Economics and Psychology and graduated Summa Cum Laude and Phi Beta Kappa from the University of Michigan and earned an MBA from the Harvard Business School.

Other directorships
Byrider — Director

Past directorships
E.L.F. Cosmetics (cosmetic company and formerly a Texas Pacific Group company) – Director vRide (ride sharing platform acquired by Enterprise Holdings) – Director

2021 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS

J. KIM FENNELL

Residence:
Los Gatos, CA USA

Age: 64

Independent

Director since:
July 1, 2017

Shares owned, controlled or directed: nil

DSUs held: 8,925

Committees:
Member of the
Compensation Committee

Voting results 2020
Votes for: 78,081,302
Percentage: 99.43%

Key attributes and qualifications
J. Kim Fennell was appointed to the Company's Board in 2017 and is a member of the Compensation Committee. Mr. Fennell is a Silicon Valley veteran with over 35 years’ management experience in the high tech industry across a variety of market sectors. He has proven leadership scaling and managing organizations from 40-person startups to 3,000-person corporate business units and broad experience with early stage “disruption” technology solutions and business models. Mr. Fennell was with Uber Technologies Inc for nearly 5 years until his retirement at the end of November, 2019. At Uber he was most recently the Head of Global Product Partnerships and US/Canada Business Development. Prior to July of 2017, Mr. Fennell served as Head of Location-Based Services Partnerships at Uber. Mr. Fennell had been President and CEO of deCarta, Inc., a location-based services platform company from 2004 until its acquisition by Uber in March, 2015. Prior to deCarta, he held CEO positions at Pinnacle Systems (NASDAQ: “PCLE”) and StorageWay Inc. and other senior positions in the technology sector. He was an early executive at Octel Communications, a global leader of voice technologies, opening and managing subsidiaries in Canada, Europe and then Asia before running Octel shortly after its acquisition by Lucent in 1997.

Mr. Fennell holds a B.A. (Honours) from Queen’s University and graduated from Stanford University's Executive program. He is a Charter Member and a board director of the C100 association, a group that mentors Canadian-based entrepreneurs and start-ups, and is on the board of the Silicon Valley Leadership Group Foundation.

Other directorships
QA Locate (private software company) – Director Silicon Valley Leadership Group Foundation (a 501(3)(c) entity in California) – Director Where is My Transport (private UK-based startup) – Director C100 Association - Director

Past directorships
deCarta, Inc. – Director Pinnacle Systems (NASDAQ:PCLE) – Director StorageWay Inc. – Director

2021 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS

ADAM DEWITT

Residence:
Chicago, IL, USA

Age: 48

Independent

Director since:
May 5, 2020

Shares owned, controlled or directed: nil

DSUs held: 1,163

Committees
Audit Committee

Voting results 2020
Votes for: 78,311,440
Percentage 99.72%

Key attributes and qualifications
Adam DeWitt was appointed to the Ritchie Bros. Board in 2020. Mr. DeWitt's experience in senior executive positions during the past 13 years brings strong leadership and management skills to the Company. Mr. DeWitt has served as President of Grubhub, Inc. since January 2018 and as its Chief Financial Officer since 2011. Grubhub is a leading online and mobile food-ordering and delivery marketplace with the largest and most comprehensive network of restaurant partners. Prior to GrubHub, Inc. Mr. DeWitt was Chief Financial Officer of publicly-held OptionsXpress Holdings, Inc. from 2007 to 2011 when Charles Schwab purchased the company. Before becoming Chief Financial Officer he was the Vice President, Finance from 2005 to 2007. Mr. DeWitt held various senior positions at JPMorgan Chase & Co, ShopTalk Networks and Prism Financial Corporation.

Mr. DeWitt holds a Bachelor of Arts in Economics from Dartmouth College. .

Other directorships
Reverb — Director (sold to Etsy in 2019)
BuiltWorlds — Director The
Joffrey Ballet — Director

None of the Company’s non-executive directors have been granted stock options since their appointment. The Company ceased granting stock options to non-executive directors in 2004, and the Company’s Policy Regarding the Granting of Equity-Based Compensation Awards (the “Stock Option Policy”) precludes any such issuance.
Recommendation of the Board
The Board recommends a vote “FOR” each of the nominees.

2021 PROXY STATEMENT

INFORMATION CONCERNING OUR EXECUTIVE OFFICERS
The following table sets forth certain information with respect to our current executive officers, other than Ms. Fandozzi, whose information may be found under “Proposal One: Election of Directors — Information Concerning the Nominees to the Board of Directors” on page 10.
SHARON DRISCOLL Chief Financial Officer Age: 59
Sharon Driscoll joined Ritchie Bros. in July 2015 as Chief Financial Officer, following 17 years of senior executive experience at companies such as Rexall Pharmacies Canada (Katz Group Canada), Sears Canada Inc. and Loblaw Companies Limited. Most recently, Sharon was Executive Vice President and CFO at Katz Group Canada Ltd., where she was responsible for all financial operations, including capital allocation, financing strategies, treasury operations, regulatory compliance, risk management and financial talent development. Prior to Katz Group, Ms. Driscoll was Senior Vice President and CFO of Sears Canada Inc., one of Canada's largest retailers.

Ms. Driscoll is a Chartered Professional Accountant and has a Bachelor of Commerce (Honours) degree from Queen's University. Ms. Driscoll also serves as a Director of Empire Company Limited (TSX: EMP.A).

JIM KESSLER Chief Operating Officer Age: 48
Jim Kessler was appointed Chief Operating Officer (COO) effective May 11, 2020. Mr. Kessler has held various leadership positions in his career including those of President, Chief Operating Officer and Chief Financial Officer. He acted as Chief Operating Officer of Abra Auto Body and Glass from 2017 to 2019, where he oversaw operations, procurement and growth initiatives which led to the merger of the first national collision repair provider in the United States. He also held a variety of senior leadership positions at Caliber Collision, vRide and Pep Boys including Chief Operating Officer and Chief Financial Officer of vRide from 2013 to 2016. Most recently, Mr. Kessler served as President of Emerging Business for Caliber Collision from 2019 to 2020 during which he focused on evaluating and scaling businesses that would complement collision repair services.

Mr. Kessler holds an undergraduate degree and MBA from Saint Joseph's University.

KARL WERNER President, International Age: 56
Karl Werner, President, International, leads Ritchie Bros.' growing international business unit that includes Europe, the Middle East, LATAM, India, Africa, Australia and Asia Pacific. Karl Werner joined the Company in 1996 as Territory Manager for the Olympic Peninsula and Alaska. In 1999 he was appointed to Regional Manager for the Northwest US and in 2004 transferred to the Company’s corporate head office as Senior Manager, Strategic Projects. In 2005 he was appointed to Divisional Manager, Auction Operations. In 2008 he was appointed to VP of Auction Operations until October 2013, when he became Chief Auction Operations Officer. In 2014, he took on the additional responsibilities of Managing Director for the Middle East, Africa and India. Mr. Werner was appointed to his current position of President, International in January 2017. Mr. Werner will be stepping down from his role effective March 31, 2021.

Mr. Werner came to the Company after 10 years of operating a heavy-haul transport company. He has a strong background in real estate development and operations management. Mr. Werner sits on advisory boards for various strategic partners.

2021 PROXY STATEMENT

INFORMATION CONCERNING OUR EXECUTIVE OFFICERS
KARI TAYLOR Chief Revenue Officer Age: 47
Kari Taylor joined Ritchie Bros. in 2019 as the Chief Sales Officer for its US region and was named President of US Regions in September of 2019, was named President, North America Sales in May of 2020 and most recently named Chief Revenue Officer in February of 2021. Kari was brought onboard for her strong strategic and customer orientation. Kari thrives on contributing collaboratively within and for highly-competitive organizations with a high bias for action and results. Prior to joining Ritchie Bros., Kari Taylor served as Chief Revenue Officer at Benco Dental (HQ, Pittston, PA) from 2016 to 2019 and was responsible for executing on Benco's growth strategies and delivering a best-in-class customer experience through a national branch network of sales and service associates. Ms. Taylor has also held leadership positions at W.W. Grainger, Inc., Office Depot, Inc., and Sun Microsystems, Inc. She has also participated in two start-ups: TLM and Extrapolate.

Kari Taylor is an alumna of California State University, Hayward, and earned her MBA from Golden Gate University in San Francisco, CA, with an emphasis in International Marketing and Sales Leadership. She continued her executive leadership education at Universidad de Navarra, IESE Business School-Barcelona, Spain as well as at Florida Atlantic University.

JEFF JETER President, Upstream & Emerging Businesses Age: 62
Jeff Jeter joined the Company in 2017 upon completion of the acquisition of IronPlanet. Mr. Jeter was appointed to President of Global Strategic Accounts, focused on targeted industry verticals, in October of 2020. Prior to that, Mr. Jeter served as President, Sales US from June 2017 to April 2018, President, US & Mexico Sales from May 2018 to August 2019 and President, Upstream & Emerging Business from September 2019 to September 2020. Mr. Jeter joined IronPlanet in 2007 as Senior Vice President, International and New Business and most recently served as IronPlanet’s President, leading the U.S. and international sales teams. During Mr. Jeter’s tenure at IronPlanet he also managed the marketing organization and helped the business drive new business initiatives including identifying strategic opportunities and delivering new market launch plans.

Prior to joining IronPlanet in 2007, he served as Senior Principal at PRTM Management Consultants where he helped lead PRTM's customer experience consulting for Fortune 1000 companies. Prior to joining PRTM, Mr. Jeter was Senior Vice President of Marketing for Manugistics Group, Inc. from 1999 to 2004 where he executed global marketing strategies as well as industry vertical go-to-market plans and sales operations initiatives. Mr. Jeter has over 30 years of experience in sales, marketing, and international business, including two international assignments for Iomega, a wholly owned subsidiary of EMC Corporation and leader in innovative storage and network security solutions for small businesses, home offices and consumers.

Mr. Jeter holds a B.A. from Wake Forest University and an M.B.A. from Mercer University.

KIERAN HOLM President, RB Services Age: 52
Kieran Holm has over 15 years of experience with Ritchie Bros., beginning his career at the Company in 2004. He has previously served in roles including: Area Manager in Texas; Regional Manager in Chicago; Vice President, Sales - North Central U.S. from 2012 to 2014; Managing Director Asia Pacific from 2015 to 2017. In 2017 he relocated back from Tokyo to oversee the operations side of Ritchie Bros. and in 2020 was named President of RB Services to develop, launch and scale new services that address the customers’ needs throughout the equipment ownership lifecycle. Kieran has developed and executed strong growth strategies, managed high-performing teams and spearheaded Ritchie Bros.' expansion into new markets and segments.

Mr. Holm holds an MBA, specializing in finance, from McGill University, earned at the University's Tokyo, Japan, campus; and a Bachelor of Arts degree from the University of Victoria (Canada). He speaks English, Japanese and French.

2021 PROXY STATEMENT

INFORMATION CONCERNING OUR EXECUTIVE OFFICERS
CARMEN THIEDE Chief Human Resources Officer Age: 54
Carmen Thiede was appointed as Chief Human Resources Officer, effective April 13, 2020. Ms. Thiede brings significant experience to the Company gained during her impressive career in human resources leadership across diverse industries including automotive, financial and technological services at RBC, Ameriprise Financial Services, Regis Corporation (where she served as Chief Human Resources Officer & SVP, Premium Salon Operations from 2013 to 2017), ABRA Auto Body and Glass (where she served as Chief People Officer from 2017 to 2019), and SnapAV (where she served as Chief Human Resources Officer from 2019 to 2020).

Ms. Thiede has a Bachelor's Degree in Mathematics and Economics from St. Olaf College and a Master's Degree in Human Resources and Industrial Relations from the University of Minnesota - Carlson School of Management.

BARON CONCORS Chief Information Officer Age: 51
Baron Concors was appointed as Chief Information Officer (CIO) effective March 23, 2020. Mr. Concors held various leadership positions in his career including CIO of Yum Brands from 2012 to 2014 where he was responsible for Taco Bell, KFC and Pizza Hut information technology in over 120 countries, and Chief Digital Officer for Pizza Hut from 2008 to 2012 and again from 2014 to 2017, where he led digital transformation for the global business. He also held a variety of leadership positions at FedEx, Deloitte and Touche LLP, and Ernst and Young LLP. Most recently, Mr. Concors served as CIO at ABRA Auto Body and Glass from 2017 to 2020, a leading national vehicle collision repair company, where he helped transform the customer experience through technology. He was named by Computerworld Magazine as one of the Premier 100 IT Leaders in the world and Forbes Magazine named the Pizza Hut iPhone application the #1 branded mobile application of the year. Mr. Concors serves on the board of Bibliotheca and Punchh.

Mr. Concors graduated from the University of Texas-Arlington and earned his MBA from the University of Tennessee.

MATT ACKLEY Chief Marketing Officer Age: 53
An engineer by trade, Matt Ackley has led product development and marketing organizations for a number of major brands, such as eBay and Google—known disrupters of traditional industries. In his seven-plus years at eBay, Ackley focused on revenue and demand generation, including strategic partnerships, seller tools, developer platforms, and internet marketing and advertising, where he was the Vice President of that group for five years from 2006 to 2011.

Ackley's tenure at eBay and his expertise in understanding online marketplaces was focused on driving value for both sellers and buyers. After eBay, Ackley was Managing Director, Media and Platform Market Development at Google from 2011 to 2012. At Google he focused on product marketing and strategic development activities for Google's search and online advertising products such as DoubleClick Search, Google Analytics and YouTube.

Now at Ritchie Bros., Ackley is the Chief Marketing Officer and is responsible for core digital activities across the company's brands, having been appointed to that role in September of 2019. From June 2017 to August 2019, Ackley was SVP, Product Management & Digital Marketing. Prior to Ritchie Bros.’ acquisition of IronPlanet in 2017, Ackley was the Chief Marketing Officer for IronPlanet.

Ackley has an M.B.A. from Harvard and a B.S. in Biomedical Engineering and Electrical Engineering from Duke University.

2021 PROXY STATEMENT

INFORMATION CONCERNING OUR EXECUTIVE OFFICERS
DARREN WATT SVP, General Counsel & Corporate Secretary Age: 49
Darren Watt joined the Company in 2004 as in-house legal counsel. In 2012, Mr. Watt was promoted to Vice President Legal Affairs, and in 2013 was appointed General Counsel and Corporate Secretary, and also assumed the role of VP Corporate Development until the subsequent establishment of a distinct corporate development team in 2015, at which point Mr. Watt resumed his focus on legal matters. Mr. Watt was promoted to Senior Vice President and General Counsel in 2016. Prior to joining the Company Mr. Watt practiced with McCarthy Tétrault LLP from 1998 to 2004 as an Associate lawyer in the area of Corporate Finance & Securities.

Mr. Watt is a member of the Law Society of British Columbia and holds a Law Degree from the University of British Columbia, as well as an Honours Bachelor of Arts degree (International Relations) from the University of Toronto.

2021 PROXY STATEMENT

CORPORATE GOVERNANCE
Overview
The Board and the Company believe that excellent corporate practices are essential for the effective and prudent operation of the Company and for enhancing shareholder value. The Board’s Nominating and Corporate Governance Committee is
responsible for reviewing and, if deemed necessary, recommending changes to the Company’s corporate governance practices.
Structure and Members of the Board
The Company’s Articles of Amalgamation require the Board to have at least three and no more than ten directors and provide that the Board is authorized to determine the actual number of directors within that range. The current Board is comprised of the following nine directors:
•	Erik Olsson
•	Ann Fandozzi
•	Beverley Briscoe
•	Christopher Zimmerman
•	Robert G. Elton
•	Sarah Raiss
•	Amy Guggenheim Shenkan
•	J. Kim Fennell
•	Adam DeWitt
Independence of the Directors
The Board is comprised of a majority of independent directors as defined under the applicable rules of the NYSE and National Instruments 58-101 (“NI 58-101”) and 52-110 (“NI 52-110”) adopted by the Canadian Securities Administrators. The NYSE listing standards provide that no director qualifies as “independent” unless the Board affirmatively determines that such director has no material relationship with the Company and NI 58-101 and NI 52-110 provide, in effect, that an independent director is a person that has no direct or indirect “material relationship” with the Company (defined to mean a relationship which could in the view of the Board, be reasonably expected to interfere with the exercise of the director’s independent judgment). The NYSE listing standards and NI 52-110 set forth specific categories of relationships that disqualify a director from being independent.
The Board has reviewed the independence of each director and considered whether any director has a material relationship with the Company. The Board’s independence determination was based on information provided by the directors. As a result of this review, the Board affirmatively determined that Erik Olsson, Beverley Briscoe, Robert G. Elton, J. Kim Fennell, Amy Guggenheim Shenkan, Sarah Raiss, Christopher Zimmerman and Adam DeWitt, representing all eight of the non-executive directors, are independent within the meaning of the applicable rules of the NYSE and NI 58-101 and NI 52-110. Ms. Fandozzi is not considered independent given her employment as CEO of the Company effective January 6, 2020.

2021 PROXY STATEMENT

CORPORATE GOVERNANCE
Meetings of the Board and Board Member Attendance at Annual Meeting
In the year ended December 31, 2020, the Board held 13 meetings, comprised of regularly scheduled quarterly meetings as well as a number of supplemental meetings. Agenda and materials in relation to Board and Board committee meetings are generally circulated to directors for their review in advance of meetings. The following table presents information about attendance by directors at Board and committee meetings for the year ended December 31, 2020. Each of our incumbent directors attended all meetings of the Board of Directors. All directors are invited to attend Audit committee meetings, regardless of whether they are members. Ms. Fandozzi routinely attends Audit, Compensation and Nominating and Corporate Governance Committee meetings in an ex-officio capacity. Mr. Olsson attends Audit and Compensation Committee meetings in an ex-officio capacity.
Director	Board Meetings	Audit Committee Meetings	Compensation Committee Meetings	Nominating and Corporate Governance Committee Meetings
Erik Olsson(1)	13	—	—	4*
Ann Fandozzi	13	—	—	—
Beverley Briscoe(2)	13	5	—	1
Christopher Zimmerman(1)	13	—	—	4
Robert G. Elton(2)(3)	13	5*	14	—
Sarah Raiss(3)	13	—	14*	—
Amy Guggenheim Shenkan(1)(2)	13	5	—	4
J. Kim Fennell(3)	13	—	14	—
Adam DeWitt(2)	9(4)	3(4)	—	—
Total Meetings held in 2020	13	5	14	4
*	Indicates Director is Chair of the Committee.
(1)	Member of the Nominating and Corporate Governance Committee.
(2)	Member of the Audit Committee, and member of the Corporate Governance Committee until May 5, 2020.
(3)	Member of the Compensation Committee.
(4)	Mr. DeWitt joined the Board and the Audit Committee on May 5, 2020.
In addition, the independent directors met immediately before or following each of the above-referenced board meetings, holding 13 meetings and several information sessions in 2020 without management present. These meetings were chaired by the Board Chair.
Board members are encouraged but not required to attend the annual general meeting of shareholders. All directors serving at such time attended the 2020 Annual Meeting of shareholders.
Independent Chair
Beverley Briscoe was the Board Chair until May 5, 2020 and Erik Olsson is the current Board Chair. Both Ms. Briscoe and Mr. Olsson are independent directors. Under the description of the position adopted by the Board, the Board Chair is responsible for overseeing the management, development and effective performance of the Board, and taking all reasonable measures to ensure that the Board fully executes its mandate and that directors clearly understand and respect the boundaries between the Board’s and management’s responsibilities. See also “— Board Leadership Structure” on page 32 and “- Director Term Limits and Board Renewal” on page 30.

2021 PROXY STATEMENT

CORPORATE GOVERNANCE
Board Mandate
The mandate of the Board is to supervise management of the Company and to act in the best interests of the Company and its shareholders. The Board acts in accordance with its formal mandate and:
•	the CBCA;
•	the Company’s Articles of Amalgamation and By-laws;
•	the Company’s Code of Business Conduct and Ethics;
•	the charters of the Board committees, including the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee;
•	the Company’s Corporate Governance Guidelines; and
•	other applicable laws and Company policies.
The Board or its designated committees approve significant decisions that affect the Company and its subsidiaries before they are implemented. The Board or a designated committee oversees the implementation of such decisions and reviews the results.
The Board meets with the CEO and other executive officers of the Company from time to time to discuss and review internal measures and systems adopted by the management to ensure a culture of integrity throughout the organization.
The Board is involved in the Company’s strategic planning process. The Board is responsible for reviewing and approving strategic initiatives, taking into account the risks and opportunities of the business. Management updates the Board on the Company’s performance in relation to strategic initiatives at least quarterly. Management undertakes an annual strategic planning process, with regular Board involvement in the process and review and approval of the resulting strategic plan. During 2020, there were 13 meetings of the Board. The frequency of meetings and the nature of agenda items change depending upon the state of the Company’s affairs.
The Board is responsible for overseeing the identification of the principal risks of the Company and ensuring that risk management systems are implemented. The principal risks of the Company include those related to the Company’s underwritten business, ability to sustain and manage growth, its reputation and industry. The Board ensures that the Company adopts appropriate risk management practices, including a comprehensive enterprise risk management program, and the Board regularly reviews and provides input on the same. See also the discussion under “— Board’s Role in Risk Oversight” on page 32 .
The Board is responsible for the selection and performance of the CEO, and the appointment of other executive officers.
The Compensation Committee is responsible for developing guidelines and procedures for selection and long-range succession planning for the CEO. See the discussions under “— Executive & Chief Executive Officer Succession Planning” on page 29.
The Board reviews all the Company’s financial communications, including annual and quarterly reports. The Company communicates with its stakeholders through a number of channels including its website. The Board oversees the Company’s disclosure policy, which requires, among other things, the accurate and timely communication of all material information as required by applicable law.
The Audit Committee meets regularly to review reports from management of the Company and discuss specific risk areas with management and the external auditors. The Board, through the Audit Committee, oversees the effectiveness and integrity of the Company’s internal control processes and management information systems. The Audit Committee also directly oversees the activities of the Company’s external auditors. The Company’s Disclosure Committee reports to the Audit Committee on a quarterly basis on the quality of the Company’s internal control processes.
The Nominating and Corporate Governance Committee is responsible for reviewing the governance principles of the Company, recommending any changes to these principles, and monitoring their disclosure. This committee is responsible for the report on corporate governance included in the Company’s Proxy Statement. Through industry forums and access to professional advisors, the committee keeps abreast of best practices to ensure the Company continues to carry out high standards of corporate governance. The Board has adopted Corporate Governance Guidelines, which are available on our website at investor.ritchiebros.com
As provided in the Company’s Corporate Governance Guidelines, the Board, with the assistance of the Nominating and Corporate Governance Committee, determines from time to time the number of directors on the Board, within a range specified in the Company’s charter documents. The Board believes that given the size and scope of the Company, the Board should include at least nine directors.
The Board believes that the current membership of the Board, and the membership of the Board subsequent to the Meeting, reflects appropriate experience and an appropriate number of unrelated and independent directors, and permits the Board to operate in an efficient manner. As described below, in February 2015 the Board adopted a diversity policy, including a target for the number of women on the Board.

2021 PROXY STATEMENT

CORPORATE GOVERNANCE
Position Descriptions
The entire Board is responsible for the overall governance of the Company. Any responsibility that is not delegated to senior management or a Board committee remains with the entire Board. The Board has adopted position descriptions for the CEO and the Board Chair. The charters of the committees of the Board are considered to be position descriptions for the chairs of the committees. The CEO position description was reviewed and revised in connection with the process of hiring Ms. Fandozzi. The CEO has overall responsibility for all Company operations, subject to Board oversight.
The Board reviews and approves the corporate objectives for which the CEO is responsible and such corporate objectives form a key reference point for the review and assessment of the CEO’s performance.
The Board has defined the limits to management’s authority. The Board expects management, among other things, to:
•	set the appropriate “tone at the top” for all employees of the Company;
•	implement effective succession planning strategies and provide for development of senior management;
•
review the Company’s strategies and their implementation in all key areas of the Company’s activities, provide relevant reports to the Board related thereto and integrate the Board’s input into management’s strategic planning for the Company;

•	carry out a comprehensive planning process and monitor the Company’s financial performance against the annual plan approved by the Board; and
•
identify opportunities and risks affecting the Company’s business, develop and provide relevant reports to the Board related thereto and, in consultation with the Board, implement appropriate mitigation strategies.

Orientation and Continuing Education
All new directors receive a comprehensive information package, which includes a record of historical public information about the Company, a copy of the Company’s Code of Business Conduct and Ethics, the mandate of the Board and the charters of the Board committees, and other relevant corporate and business information and securities filings. In addition, the Company’s orientation for directors involves meeting with the Board Chair, CEO and senior management of the Company for an interactive introductory discussion about the Company, its strategy and operations, providing the directors with an opportunity to ask questions. New directors are also expected to attend as an observer at least one meeting of each Board committee during their first year. All directors are also encouraged to meet with management informally, visit auction sites and other Company offices and facilities, and attend “town hall” meetings on a periodic basis.
Senior management makes regular presentations to the Board on the main areas of the Company’s business and updates the Board quarterly on the Company’s financial and operating performance. External subject matter experts are also invited to make presentations to the Board on emerging topics of interest on a periodic basis, and during 2020 the Company instituted a regular Board “Speaker Series” in furtherance of this objective. Periodically, directors tour the Company’s various facilities and attend Company auctions.
Directors are encouraged to take relevant professional development courses at the Company’s expense, and at times, the Company also recommends appropriate courses and conferences and encourages directors to attend. The Company maintains, at its expense, individual memberships for all directors with the National Association of Corporate Directors (“NACD”) and the Institute of Corporate Directors (“ICD”) and a number of directors have attended training courses offered to members of these institutions. All directors subscribe to and make regular use of the reference materials provided by these organizations. The Company also canvases the directors on an annual basis to determine what courses or training each of them has attended during the past year.

2021 PROXY STATEMENT

CORPORATE GOVERNANCE
Current Directors’ Continuing Education During 2020
Significant training events for 2020 included:
Date	Presented/ Hosted By	Topic/Description	Attendees
July 29, 2020	Speaker Series	Enterprise Risk Management	Entire Board of Directors
September 4, 2020	Speaker Series Hosted by Goldman Sachs	Shareholder activism	Entire Board of Directors
October 29, 2020	Speaker Series Hosted by Goldman Sachs	Environmental, Social and Governance	Entire Board of Directors
Throughout 2020	Numerous Webinars hosted by Deloitte, Ernst & Young, Caldwell Partners, KPMG and Harvard Business School.
The Board attended a number of webinars and engaged in a number of discussions amongst themselves and other corporate directors on diversity and COVID-19 related topics including the effect of COVID-19 on governance, overall COVID-19 related risks, and accelerating digital transformations.
Entire Board of Directors
Various Dates May - December	NACD and ICD
(1) Three-day NACD Annual Summit / Conference, (2) “Future of the Board Room” seminar, (3) NACD Master Class, (4) Self-Paced - Art of Directorship Strategy and Long-Term Value Creation, (5) Self-Paced – Director Essentials for Risk Oversight, and (6) full day ICD Conference.
Sarah Raiss
Throughout 2020	NACD	NACD Directorship Certification and Director Professionalism Course	Amy Guggenheim Shenkan
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics, applicable to all directors, officers and employees, the full text of which can be found on our website at investor.ritchiebros.com. Any shareholder may request a paper copy, free of charge, of the Code of Business Conduct and Ethics by making such request in writing to Ritchie Bros. Auctioneers Incorporated, Attention: Corporate Secretary, 9500 Glenlyon Parkway, Burnaby, British Columbia, V5J 0C6, Canada.
The Board and management review and discuss from time to time the effectiveness of the Code of Business Conduct and Ethics and any areas or systems that may be further improved. The Company performs a Code of Business Conduct and Ethics compliance review on an annual basis, and seeks annual confirmation of understanding of and adherence to the Code from all employees throughout the Company and from directors. The Company, through directors’ and officers’ questionnaires and other systems, gathers and monitors relevant information in relation to potential conflicts of interest that a director or officer may have.
No material change report has been filed that pertains to any conduct of a director or executive officer that constitutes a departure from the Code of Business Conduct and Ethics.
The Company complies with the relevant provisions under the CBCA that deal with conflict of interest in the approval of agreements or transactions, and the Code of Business Conduct and Ethics sets out additional guidelines in relation to conflict of interest situations. Specifically, the Code of Business Conduct and Ethics includes provisions requiring disclosure and avoidance of conflicts of interest where personal interests interfere, or appear to interfere, with the Company’s business responsibilities, including doing business with family members, accepting outside employment, using corporate opportunities for personal benefit, holding interests in outside organizations that impact the Company and regarding the Company not providing corporate loans or extending credit guarantees to or for the personal benefit of directors or officers.
The Company was founded on, and the business continues to be successful largely as a result of, a commitment to ethical conduct and doing what is right. Employees are regularly

2021 PROXY STATEMENT

CORPORATE GOVERNANCE
reminded about their obligations in this regard and senior management demonstrates a culture of integrity and monitors employees by being closely engaged with the active operations of the business.
The Company has implemented procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters or reports of wrongdoing or violations of the Code of Business Conduct and Ethics.
Exemptions or waivers from our Code of Business Conduct and Ethics may only be granted by formal approval of senior management and/or the Audit Committee. The Company will publish any waivers of the Code of Business Conduct and Ethics for an executive officer or director on our website. The Company had no such waivers in 2020. Further, during 2020, the Company had no transactions where the policies and procedures summarized above required review, approval, or ratification, or where such policies and procedures were not followed.

2021 PROXY STATEMENT

CORPORATE GOVERNANCE
Shareholder and Other Interested Party Communications to the Board
In furtherance of its commitment to engaging in constructive and meaningful communication with shareholders, the Company has adopted a formal Shareholder Engagement Policy in order to promote open and sustained dialogue with shareholders and other interested parties in a manner consistent with the Company’s disclosure controls and procedures. The Policy outlines topics which are considered suitable for Board-Shareholder communication, including:
•	Board structure and composition
•	Board performance
•	Chief Executive Officer performance
•	Executive compensation philosophy and structure
•	Executive succession philosophy, process and oversight
•	Corporate governance practices and disclosures
•	Board involvement in strategy development and oversight
•	Risk management oversight
Shareholders and other interested parties may initiate communications with the Board by directing their questions or concerns to the independent directors through the Board Chair c/o the Corporate Secretary, Ritchie Bros. Auctioneers Incorporated, 9500 Glenlyon Parkway, Burnaby, B.C. V5J 0C6 or email to chairman_of_the_board@rbauction.com.
All relevant correspondence, with the exception of solicitations for the purchase or sale of products and services and other similar types of correspondence, will be forwarded to the Chair. Purely for administrative purposes, correspondence to the Chair may be opened or viewed by the Company’s Corporate Secretary. A copy of the Company’s Shareholder Engagement Policy is available on the Company’s website at investor.ritchiebros.com.
Executive & Chief Executive Officer Succession Planning
The Board is responsible for ensuring that the Company has an appropriate organizational structure in place, including a CEO and other key executives who have the skills and expertise to ensure the effective management of the Company. The Board is supported in this function by the Compensation Committee which is responsible for ensuring that management has a robust process in place for CEO and senior executive succession planning. Succession planning may incorporate the consideration of recruitment of external candidates as well as internal candidates, depending on the evolving needs of the business.
Under the oversight of the Compensation Committee, management has implemented a talent review process building on the Company’s annual performance management process. This process, in addition to identifying the high-potential and high-performing talent, assists management to review succession plans at key levels and establish development plans for key talent. This process is the basis for enterprise succession planning and will continue to evolve in the coming years with the aim of ensuring that the Company has the appropriate level of executive bench strength necessary to drive growth and ensure long-term profitability. The succession plan for the CEO and other key executive roles is formally reviewed with the full board once a year, and there are further periodic discussions of talent progression throughout the year. In addition to ordinary course CEO succession planning, the Company’s Nominating & Corporate Governance Committee, in consultation with the CEO, also implements a succession plan to address unanticipated emergency situations. The emergency succession plan is reviewed annually.
The Board encourages senior management to participate in professional and personal development activities, courses and programs, and supports management’s commitment to training and developing its employees with a special focus on areas of strategic importance.

2021 PROXY STATEMENT

CORPORATE GOVERNANCE
Board Evaluations and Director Assessments
The Board has an annual assessment process for the Board, its committees, and individual directors. The process is administered by the Nominating and Corporate Governance Committee, and the results of each annual assessment are shared with all directors. The process considers Board and committee performance relative to the Board mandate or relevant committee charters, as appropriate, and provides a mechanism for all directors to individually and confidentially assess and provide comments on Board, committee and Board Chair performance, as well as a self-assessment of individual director performance. As part of these evaluations, the directors will provide their assessments of the effectiveness of the Board, the Board Chair, themselves as individual Board members, and the committees on which they serve. The Board also periodically performs a peer-to-peer review as part of its continuing effort to advance and refine its assessment process, with the most recent peer-to-peer review taking place in February 2019. The Board as a whole will review the individual committee assessments, and the Chair will review individual members’ self-evaluations and peer reviews with them, along with any other ideas for improvement. The Board may, at its discretion, engage an independent corporate governance expert to gather, organize and/or summarize the individual assessments for discussion with the Board and the committees.
In 2020, the Board engaged Watson, Inc., an independent third party consultant specializing in corporate governance, to conduct a formal evaluation of the Board and its activities, with key objectives of assessing the way the Board functions and carries out its governance responsibilities and identifying opportunities to enhance governance in a way that would have a direct impact on the company’s performance and its ability to meet strategic goals. As part of such process, feedback was gathered from all directors and select members of management via a confidential survey, followed by confidential one-on-one interviews. Watson’s report was delivered to the Board in May 2020, and the Board continues to enhance its practices based on the feedback and recommendations provided.
Director Term Limits and Board Renewal
The Company has a mandatory retirement age of 72 as set out in the Company’s Corporate Governance Guidelines. The Company has determined not to adopt any other formal term limit for the members of the Board, but generally views a term of 10 – 15 years as an appropriate guideline to allow for the development of sufficient continuity and experience on the Board, while also ensuring adequate Board renewal. This guideline is set forth in the Company’s Corporate Governance Guidelines.
The Nominating and Corporate Governance Committee reviews the composition of the Board on a regular basis in relation to approved director criteria and skill requirements and recommends changes as appropriate to renew the Board.
As part of the Committee’s succession planning efforts, Erik Olsson was appointed Vice Chair of the Board effective September 1, 2019 and took over as Chair of the Board on May 5, 2020.
Representation of Women on the Board and in the Director Identification and Selection Process
The Company has adopted a Diversity Policy and amended the Director Selection Guidelines forming part of the Nominating and Corporate Governance Committee Charter (the “Director Selection Guidelines”) to implement the provisions of such Diversity Policy. The Company values diversity and recognizes the organizational strength, deeper problem-solving ability and opportunity for innovation that diversity brings to the Board. The Company believes diversity is an important element of corporate governance and is good for the business.
Diversity contributes to the achievement of the Company’s corporate objectives. It enables the Company to attract people with the best skills and attributes, and to develop a workforce whose diversity reflects that of the communities in which it operates.
The Company’s Diversity Policy and Director Selection Guidelines established, as a measurable objective for improving gender diversity, that at least 25% of the Board be comprised of women. In addition to a candidate’s independence, industry knowledge, skills, experience, leadership qualities and other factors, the Nominating and Corporate Governance committee takes into account the diversity objectives set forth in the Diversity Policy and Director Selection Guidelines in selecting candidates for filling nomination and appointment to the Board.
There are currently 4 female directors on the Board, representing 44% of the Board.

2021 PROXY STATEMENT

CORPORATE GOVERNANCE
Representation of Women in Executive Officer Appointments
The Company is committed to improving the level of diversity, including the representation of women in executive officer appointments. The Company currently has four female executive officers: Ann Fandozzi, our Chief Executive Officer, Sharon Driscoll, our Chief Financial Officer, Kari Taylor, our Chief Revenue Officer and Carmen Thiede, our Chief Human Resources Officer. Women represent 36% of the Company’s executive officers, up from 14.2% in 2016 and up from 0% in 2014.
The Company has not adopted any specific target regarding women in executive positions. The Company believes that it has a balanced and effective approach in its executive selection process and has given emphasis to gender representation in its executive search program. Pursuant to the Company’s Diversity Policy, the Company’s management is responsible for implementing the Diversity Policy, achieving the diversity initiatives established by the Company and reporting to the Board on progress toward and achievement of diversity initiatives. In addition, management has embarked on a process to assess and improve diversity within the organization and will continue to focus on the development of a diversity and inclusion strategy during 2021. Since 2011, the Company has sponsored various leadership development initiatives including the Women’s Go Networking and Mentoring program and the Company’s Women in Leadership program open to all female employees aspiring to leadership roles. In addition, we have sponsored high-potential women to attend external leadership training and the annual Art of Leadership for Women conference.
The Company also recognizes that it is equally important to increase female representation at the mid-management level as these positions are the Company’s pipeline for future executive officer roles. As such, the Company has continued to focus on recognizing high-potential women in our organization and, as a result, female representation at the Company’s mid-management level and above has increased. In order to implement this initiative, the Company has:
•	established a global diversity and inclusion function supported by executive officers to anchor diversity and inclusion in the business strategy and to connect talent strategies;
•
structured a women’s employee resource group to implement Company-wide innovative diversity initiatives relating to women. These initiatives provide networking, training, development and mentoring opportunities for women to realize opportunities for personal and professional growth, and further develop confidence in leadership roles;

•
provided gender intelligence training to employees at director level and above to identify conscious and unconscious biases, with the aim of enhancing their appreciation of the value of diversity for the Company’s shareholders, customers, employees and the communities we serve;

•
developed a career website and recruiting collateral to include representation of the Company’s diverse workforce which demonstrates our commitment to diversity and inclusiveness. The talent acquisition team was trained on diversity recruiting tactics and the Company ensures female candidates are identified and interviewed during the recruiting process;

•
developed its talent management strategy to ensure diversity and inclusion integration into every aspect of its programs including succession planning, leadership development, learning, and identification and development of high potential talent using 360-degree assessments and coaching; and

•
fosters and supports the Women’s L.I.N.K. Program (Lead.Inspire.Network.Know), a global initiative to support women within the Company and further strengthen our core value of being a diverse and inclusive global organization to drive innovation through diversity of thought, gender, nationality and ethnicity.

The Company’s management believes these initiatives and efforts will ensure a pipeline of diverse candidates and improve representation of women to be considered when making leadership and executive officer appointments. The Company is committed to providing an environment in which all employees are treated with fairness and respect, and have equal access to opportunities for advancement based on skills and aptitude.
Group (1)	Representation of Women in Total Group	Representation of Women as a % of Total Group
Executive Officers	4 of 11	36%
Vice President or above	7 of 37	19%
Director or above	17 of 92	18%
(1)	Data is as of December 31, 2020.

2021 PROXY STATEMENT

CORPORATE GOVERNANCE
Other Designated Groups
The Diversity Policy requires the Company to establish specific diversity initiatives and targets with the aim of progressing towards achieving such initiatives and targets. The Board recognizes the value that diversity brings to both the boardroom and workplace. As such, the Board proactively monitors the Company’s performance in terms of meeting the standards outlined in the Diversity Policy. This includes an annual review of any diversity initiatives or targets established by the Company, and progress in achieving them.
The Board and the Nominating and Corporate Governance Committee consider diversity in the broadest sense, including individuals from designated groups (as such term is defined in the Employment Equity Act (Canada) (the “Designated Groups”), in selecting potential director candidates and candidates for executive positions. The Board and the Nominating and Corporate Governance Committee consider the representation of the Designated Groups in identifying and nominating director candidates and candidates for executive positions in a variety of ways, including by actively seeking these candidates for inclusion in its list of potential candidates for future vacancies on the Board and appointments to executive positions.
While the Company has adopted a target for women representation on the Board, the Company, at this time, has not adopted any specific targets for other types of diversity within the Designated Groups for Board positions or executive positions. The Company believes that it is a combination of the skills, experience and character of an individual that are the most important qualities in assessing the value that such individual can bring to the Board or to their executive position. To the knowledge of the Company, none of the Company’s directors self-identify as being an Indigenous person or a member of a visible minority. One of the Company’s executive officers identifies as being a member of a visible minority and one of the Company’s directors identifies as having a disability.
The Company has also formed a Black Lives Matter Employee Resource Group in 2020 as we continued our diversity and inclusion journey by looking critically at our workplace and asking ourselves some difficult questions about diversity, inclusion and racial justice.
We invited employees worldwide to participate in roundtable discussions about bias, racism and how we can make our doors more open to people of color. Employee volunteers representing 5 countries, 3 Canadian provinces and 14 U.S. states formed a Black Lives Matter Employee Resource Group, which we hope is the first of many additional grassroots efforts to support our employees’ diverse needs. We prioritized education, recruitment, development and advancement of diverse team members as our actions.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines addressing, among other things, Board and management roles, Board functions and responsibilities, director qualifications, director independence, Board structure and performance evaluations. The guidelines are available on our website at investor.ritchiebros.com.
Board Leadership Structure
The Board does not have a formal written policy regarding the separation of the roles of CEO and Board Chair; however, the Board believes that separating the Board Chair and CEO positions is the most effective leadership structure for the Company. This structure allows the Board Chair to focus on the effectiveness of the Board while the CEO focuses on executing the Company’s strategy and managing the Company’s operations and performance.
As required under the Corporate Governance Guidelines, the Board holds at least four scheduled meetings each year of the non-executive directors without management present. Additional executive sessions may be held from time to time as required. Mr. Olsson, as independent Board Chair, presides at executive sessions. Prior to the appointment of Mr. Olsson on May 5, 2020, Ms. Briscoe, as independent Board Chair, presided at executive sessions. The non-executive directors met either immediately before or following each meeting of the Board, holding 13 meetings and several information sessions in 2020 without management present.
Board’s Role in Risk Oversight
The Board oversees the Company’s enterprise risk management program, which focuses on the identification, assessment and mitigation of risks associated with achievement of the
Company’s strategic objectives. Principal risks are identified and evaluated relative to their potential impact and likelihood of occurrence, including consideration of mitigating activities.

2021 PROXY STATEMENT

CORPORATE GOVERNANCE
The Company’s annual risk assessment process is linked to the annual strategic planning process, with periodic updates conducted to identify potential emerging risks, such as those associated with major business decisions, key initiatives and external factors. The Company’s enterprise risk management program is overseen at the senior executive level in conjunction with the Company’s risk management and internal audit group. Reports on principal risks and mitigation strategies are reviewed by the Company’s executive officers, the Audit Committee and the Board.
Oversight of the Company’s management of principal risks forms part of the mandate of the Board and its committees. The Board has primary responsibility for oversight of the enterprise risk management program. Each of the Company’s principal risks is the responsibility of either a specific committee or the entire Board, as appropriate. The Board is responsible for overseeing the Company’s activities with respect to the identification, assessment and mitigation of cybersecurity and technology risks. The Audit Committee is responsible for reviewing, including with management and the Company’s independent auditor, if appropriate, the guidelines and policies with respect to risk assessment and risk management, specifically the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for compensation risk and accordingly, has considered the implications of the risks associated with the Company’s compensation policies and practices to ensure they do not encourage inappropriate risk taking by the Company’s executive officers.
Compensation Committee Interlocks and Insider Participation
There were no compensation committee or board interlocks among the directors during 2020.

2021 PROXY STATEMENT

BOARD COMMITTEES
Audit Committee and Audit Committee Financial Expert
The Audit Committee oversees the Company’s corporate accounting and financial reporting processes and the audits of its financial statements. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are Robert G. Elton, Amy Guggenheim Shenkan, Adam DeWitt and Bev Briscoe. Mr. Elton is Chair of the Audit Committee. All committee members qualify as independent directors for audit committee purposes under the applicable NYSE listing standards, SEC rules and NI 52-110. The Board has determined that all current members of the Audit Committee are “financially literate” as interpreted by the Board in its business judgment. The Board has further determined that Mr. Elton qualifies as an audit committee “financial expert,” as defined in the applicable rules of the SEC. The Audit Committee held five meetings during 2020. Each of our incumbent directors on the Audit Committee attended all meetings of the committee that occurred following the time of their appointment to the committee.
Information regarding the relevant education and experience of the members of the Audit Committee, as required under NI 52-110, is disclosed, under “Proposal One: Election of Directors — Information Concerning the Nominees to the Board of Directors”.
The Audit Committee Charter establishes the Audit Committee and sets out its duties and responsibilities. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis and, if appropriate, proposes changes to the Board. The Audit Committee Charter was most recently updated in February 2020. The Audit Committee Charter is available on our website at investor.ritchiebros.com. For further information on our Audit Committee and related matters, including the Report on Audited Financial Statements, see “Proposal Two: Appointment of Ernst & Young LLP” on page 42.
The Audit Committee meets periodically with our independent accountants and management to review the scope and results of the annual audit and to review and discuss our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the committee meets with the independent auditors on at least a quarterly basis to review and discuss the annual audit or quarterly review of our financial statements.
Compensation Committee
The Board has established a Compensation Committee, the current members of which are Robert G. Elton, J. Kim Fennell and Sarah Raiss. Ms. Raiss is Chair of the Compensation Committee. The Board has determined that the current committee members qualify as independent directors for compensation committee purposes under the applicable NYSE standards, SEC rules and NI 58-101 and a non-employee director under the SEC rules. The Compensation Committee held 14 meetings during 2020.
The Compensation Committee reviews and assesses its charter at least annually and, if appropriate, proposes changes to the Board. The charter was most recently updated in August 2017. A copy of the charter is available on our website at investor.ritchiebros.com.
The Compensation Committee, acting pursuant to its charter is responsible for, among other matters:
•	recommending to the Board the Company’s compensation philosophy for the Company’s executive officers, and overseeing the implementation of such compensation policies and programs;
•
reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and determining, or recommending to the independent directors of the Board, the CEO’s compensation based on this evaluation at least annually;

•	reviewing and approving the CEO’s recommendations regarding annual compensation for the Company’s other executive officers;
•	considering the implications of the risks associated with the Company’s compensation policies, practices and programs and reporting to the Board annually regarding such considerations; and
•
reviewing and recommending to the Board for its approval and, where required, submission to the Company’s shareholders, annual and long-term incentive and equity-based compensation plans for the Company’s executive officers and others, relevant changes to such plans, and overseeing the administration of such plans.

2021 PROXY STATEMENT

BOARD COMMITTEES
The Compensation Committee’s charter allows the committee to form and delegate authority to subcommittees and to delegate authority to one or more designated members of the Board or Company officers, provided that any such delegation complies with all applicable laws, regulations and stock exchange rules. See “Compensation Discussion and Analysis” on page 45 for additional discussion regarding the process and procedures of the Compensation Committee with respect to compensation.
Nominating and Corporate Governance Committee
The Board has established a Nominating and Corporate Governance Committee, the current members of which are Erik Olsson, Amy Guggenheim Shenkan and Christopher Zimmerman. Mr. Olsson is Chair of the committee. The Board has determined that the current committee members each qualify as an independent director for nominating and corporate governance committee purposes under the applicable NYSE standards and NI 58-101. The committee held four meetings during 2020.
The Nominating and Corporate Governance Committee reviews and assesses its charter at least annually and, if appropriate, proposes changes to the Board. The charter was most recently updated in October 2019. The charter is available on our website at investor.ritchiebros.com.
The Nominating and Corporate Governance Committee, acting pursuant to its charter, serves the following purposes:
•	to address Board succession issues and identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;
•	to select and recommend to the Board director and committee member candidates;
•
to develop, update as necessary and recommend to the Board corporate governance principles and policies applicable to the Company, including the Corporate Governance Guidelines, and to monitor compliance with such principles and policies;

•	to oversee the evaluation of the Board;
•	to facilitate and encourage director orientation and continuing education;
•	to review and recommend to the Board annual Board compensation;
•	to review and recommend for the Board’s approval annual director and officer insurance policies; and
•	to ensure the adoption and maintenance of a short-term or emergency succession plan for the CEO.
Annually, the Nominating and Corporate Governance Committee follows a process designed to consider the election of directors, in accordance with the guidelines articulated in its charter and the Company’s Corporate Governance Guidelines, including, if applicable, to seek individuals qualified to become new Board members for recommendation to the Board to fill any vacancies. In assessing the qualification of a candidate, the committee adheres to the director selection guidelines set forth in the committee’s charter, which include, among other things:
•	the candidate’s personal and professional ethics, integrity and values;
•	the candidate’s training, experience and ability at making and overseeing policy in the business, government or education sectors;
•
the candidate’s willingness and ability to devote the required time and effort to fulfill effectively the duties and responsibilities related to Board and committee membership, the candidate’s willingness and ability to serve on the Board for multiple terms, if nominated and elected; and

•	the candidate’s independence under SEC, Canadian securities laws or applicable stock exchange rules on independence.
The Nominating and Corporate Governance Committee believes that having directors with, among other things, relevant professional experience, industry knowledge, functional skills and expertise, geographic experience and exposure, leadership qualities and public company board and committee experience is beneficial to the Board as a whole. Directors with such backgrounds can provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces. The committee monitors the mix of skills and experience of directors and committee members to assess whether the Board has the appropriate tools to perform its oversight function effectively. With respect to nominating existing directors, the committee reviews relevant information available to it and assesses their continued ability and willingness to devote the required time and effort to serve as a director, taking into consideration any other engagements they may have, including any other public boards on which they serve. The committee also assesses each person’s contribution in light of the mix of skills and experience the committee deems appropriate for the Board. The Nominating and Corporate Governance Committee takes into account the diversity objectives set forth in the Diversity Policy and Directors
Selection Guidelines discussed below in addition to the relevant skills and experience required by the Board, in selecting candidates for filling Board vacancies and changing its composition.

2021 PROXY STATEMENT

BOARD COMMITTEES
With respect to considering nominations of new directors, including nominations by shareholders, the Nominating and Corporate Governance Committee identifies candidates based upon the criteria set forth above and in its charter. The committee reviews selected candidates and makes a recommendation to the Board. The committee may also seek input from other directors or from senior management when identifying candidates.
The Nominating and Corporate Governance Committee has the responsibility for establishing corporate governance guidelines and overseeing the evaluation and effectiveness of the Board as a whole, as well as the committees of the Board and the contribution of individual directors. The committee maintains and updates from time to time an inventory of the competencies, capabilities and skills of current non-executive Board members. The following matrix is used as a reference tool for the ongoing assessment of Board composition, to ensure that desired skills and attributes are considered as new Board members are being assessed and to identify any gaps in the competencies that are required to successfully advance the overall strategy of the Company.
	General Business Skill							Functional Experience
Name	Large Organization Experience	CEO Experience	Overseas Experience	Accounting Knowledge	Employee Recruitment & Development	Environmental, Health & Safety	Financial / Investment	IT, Software, Infrastructure & Security	Marketing	Organizational Structure	Sales	Strategic Planning	Industrial Equipment Industry	Digital Transformation
Erik Olsson	•	•	•	•	•	•	•			•	•	•	•
Beverley Briscoe	•	•	•	•	•	•	•			•		•	•
Christopher Zimmerman	•	•			•				•	•	•	•
Robert Elton	•	•	•	•	•	•	•	•				•
Sarah Raiss	•		•		•	•	•	•		•		•
Amy Guggenheim Shenkan	•			•	•		•	•	•	•	•	•		•
J. Kim Fennell	•	•	•		•		•	•	•	•	•	•		•
Adam DeWitt	•			•	•		•	•	•	•	•	•		•
Pursuant to our by-laws, in addition to nomination of directors by or at the direction of the Board, shareholders may nominate director candidates pursuant to and in accordance with the provisions of the Company’s by-laws, which includes advance notice provisions for nominations of directors by shareholders, and of the CBCA. The advance notice provisions in the Company’s by-laws are described under “Shareholder Proposals and Director Nominations” on page 90.
The Nominating and Corporate Governance Committee does not have a formal policy on consideration of recommendations for candidates to the Board from registered shareholders. The Nominating and Corporate Governance Committee believes the evaluation of potential members of the Board is by its nature a case-by-case process, depending on the composition of the Board at the time, the needs and status of the business of the Company, and the experience and qualification of the individual. Accordingly, the Nominating and Corporate Governance Committee would consider any such recommendations on a case-by-case basis in their discretion, and, if accepted for consideration, would evaluate any such properly submitted nominee.
The Nominating and Corporate Governance Committee periodically reviews the Company’s director compensation practices and recommends to the Board the form and amount of compensation and benefits for directors. The committee from time to time retains independent consultants to provide advice regarding compensation for the directors of the Company. Please refer to the discussion of director compensation under “Non-Executive Director Compensation” on page 39.

2021 PROXY STATEMENT

OTHER MATTERS
Legal Proceedings
We do not currently know of any legal proceedings against us or any of our subsidiaries involving our directors, officers, affiliates or any owner of record or beneficial owners of more than 5% of our common shares or any of their respective associates, or in which any of these persons has a material interest adverse to us or any of our subsidiaries. We do not currently know of any legal proceedings that occurred during the past 10 years that are material to an evaluation of the ability or integrity of any of our executive officers, directors or nominees for director.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors, certain officers and persons who own 10% or more of our common shares, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Based solely upon the Company’s review of SEC filings of such forms and written representations from such persons, the Company believes that during the fiscal year ended
December 31, 2020, due to administrative error, each of Sharon Driscoll, Kieran Holm, Marianne Marck, Darren Watt, Karl Werner and Todd Wohler filed two Form 4 reports late relating to four transactions, each of which related to the determination of performance criteria and vesting under 2017 PSUs and related dividend equivalents.
Normal Course Issuer Bid
On August 20, 2020 the Company obtained the approval of the TSX to commence a normal course issuer bid (the “NCIB”) beginning on August 24, 2020 and terminating on August 23, 2021, or such earlier date as the Company may complete the purchases thereunder or as it may otherwise determine. The NCIB will allow the Company to continue using its share repurchase program primarily to neutralize share dilution from options, as all common shares of the Company purchased under the NCIB will be cancelled.
Under the NCIB, the Company may purchase up to the lesser of 5,441,249 common shares (representing 5% of the common shares of the Company issued and outstanding as of August 11, 2020) and that number of common shares worth an aggregate of $100 million. Purchases under the NCIB may be made at the then current market price of the Company’s common shares through the facilities of the TSX, the NYSE or alternative trading platforms in Canada or the United States by means of open market transactions or by such other means as may be permitted by the TSX and applicable Canadian and U.S. securities laws.
There can be no assurance as to the precise number of common shares that will be repurchased under the NCIB. As of March 12, 2021, 109,968,078, common shares were issued and outstanding. No shares have been repurchased to date under the NCIB.
Holders of common shares may obtain a copy of the notice of the NCIB filed by the Company with the TSX, without charge, by contacting the Corporate Secretary of the Company.

2021 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
No executive officer, director, or employee or former executive officer, director or employee of the Company or any of its subsidiaries, nor any proposed nominee for election as a director of the Company, nor any associate of any director, executive officer or proposed nominee, is, or at any time since January 1, 2020 has been, indebted to the Company or any of its subsidiaries or indebted to another entity where the indebtedness is subject to a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries either for a purchase of securities or otherwise, other than “routine indebtedness” as defined in Form 51-102F5 adopted by the Canadian Securities Administrators.
Since January 1, 2020, none of our directors, executive officers, nominees for director or beneficial owners of more than 5% of our common shares or any of their immediate family members was indebted to the Company or had a material interest in a transaction with the Company where the amount involved exceeded $120,000, nor are any such transactions currently proposed.
None of the directors or officers of the Company, no director or officer of a body corporate that is itself an insider or a subsidiary of the Company, no person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercised control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to vote in connection with any matters being proposed for consideration at the Meeting, no proposed director or nominee for election as a director of the Company and no associate or affiliate of any of the foregoing has or had any material interest, direct or indirect, in any transaction or proposed transaction since January 1, 2020 that has materially affected or would or could materially affect the Company or any of its subsidiaries.
In accordance with its charter, our Audit Committee is responsible for reviewing all related person transactions, including current or proposed transactions in which the Company was or is to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. The Audit Committee does not currently have a written related party transaction policy but its practice is to consider relevant facts and circumstances in determining whether or not to approve or ratify such a transaction, such as: (i) the nature of the related person’s interest in the transaction; (ii) the terms of the transaction; (iii) the relative importance (of lack thereof) of the transaction to the Company; (iv) the materiality and character of the related person’s interest, including any actual or perceived conflicts of interest; and (v) any other matters the Audit Committee deems appropriate. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee decides whether or not to approve such transactions and approves only those transactions that are deemed to be in the overall best interests of the Company.
In addition, pursuant to our Corporate Governance Guidelines, if any actual or potential conflict of interest arises for a director, the director is expected to promptly inform the Board Chair and the CEO. If a significant conflict exists and cannot be resolved, the director is expected to resign. All directors are expected to recuse themselves from any discussion or decision affecting their personal business or interests.
Other than as disclosed in this Proxy Statement, none of the directors or officers of the Company, no proposed nominee for election as a director of the Company, none of the persons who have been directors or officers of the Company at any time since January 1, 2020 and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, in any matter to be acted upon at the Meeting.
There are no family relationships (by blood, marriage, or adoption, not more remote than first cousin) between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

2021 PROXY STATEMENT

NON-EXECUTIVE DIRECTOR COMPENSATION
The Nominating and Corporate Governance Committee periodically reviews the Company’s director compensation practices and recommends to the Board the form and amount of compensation and benefits for directors. For 2020, the annual retainer paid to non-executive directors, other than the Board Chair and Vice Chair, was $200,000. The annual retainer paid to the Board Chair was $345,000 and the annual retainer paid to Mr. Olsson during his tenure as Vice Chair until his appointment to Board Chair was $270,000. The Chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee received an additional fee of $20,000, $15,000, and $10,000, respectively.
Non-executive directors filing tax returns in jurisdictions outside of Canada are further entitled to reimbursement by the Company for expenses related to obtaining tax advice in connection with their engagement as a director of the Company, up to a maximum of $5,000 per calendar year.
Based on a benchmarking review provided by Meridian Compensation Partners, in November 2020 the Nominating
and Corporate Governance Committee recommended, and the Board approved, effective January 1, 2021, an increase in the annual base retainer paid to non-executive directors, other than the Chair, from $200,000 to $235,000. The additional fee paid to Chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee remain unchanged.
Effective January 1, 2021, 55% of the annual Board retainers paid to non-executive directors, including the annual fees paid to the Board Chair (but excluding fees for chairmanship of Board committees) are paid in the form of DSUs. Prior to that, since January 1, 2018, 50% of the annual Board retainers paid to non-executive directors, including the annual fees paid to the Board Chair (but excluding fees for chairmanship of Board committees) were paid in the form of DSUs. Executive directors receive no additional compensation for service on the Board. For a discussion of DSUs, see “Non-Executive Director Deferred Share Unit Plan” on page 41 .
Non-Executive Director Compensation Table
The table below sets out the compensation of the Company’s non-executive directors for the year ended December 31, 2020.
Non-Executive Director	Fees Earned or Paid in Cash(1)	Share-Based Awards(2)	All Other Compensation(3)	Total
Erik Olsson(4)	$159,597	$150,222	$ 20,929	$ 330,748
Beverley Briscoe(5)	$125,141	$143,266	$ 34,281	$ 302,688
Christopher Zimmerman	$100,000	$100,000	$ 24,146	$ 224,146
Robert Elton	$120,000	$100,000	$ 18,256	$ 238,256
Sarah Raiss	$115,000	$100,000	$ 13,308	$ 228,308
Amy Guggenheim Shenkan	$100,000	$100,000	$ 7,525	$ 207,525
J. Kim Fennell	$100,000	$100,000	$ 7,724	$ 207,724
Adam DeWitt	$66,666	$41,666	$ 226	$ 108,558
(1)	Represents total fees earned or paid in cash for service on the Board, including annual Board retainer, the annual fee paid to the Board Chair, Vice Chair and to the Committee Chairs.
(2)
The dollar amounts represent the grant date fair value of DSUs granted in 2020, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 2(f) and Note 24 to our financial statements for the fiscal year ended December 31, 2020, without taking into account estimated forfeitures. The number of DSUs granted and the fair value on each grant date calculated in accordance with ASC 718 are as follows:

	March 6, 2020 (6)		May 15, 2020		August 14, 2020		November 1, 2020		DSUs held as at December 31, 2020
Non-Executive Director	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)
Erik Olsson	33,750	809	33,750	794	39,597	773	43,125	648	20,371
Beverley Briscoe	43,125	1,034	43,125	1,015	32,016	625	25,000	376	42,258
Christopher Zimmerman	25,000	599	25,000	589	25,000	488	25,000	376	23,802
Robert Elton	25,000	599	25,000	589	25,000	488	25,000	376	22,732
Sarah Raiss	25,000	599	25,000	589	25,000	488	25,000	376	10,777
Amy Guggenheim Shenkan	25,000	599	25,000	589	25,000	488	25,000	376	8,435
J. Kim Fennell	25,000	599	25,000	589	25,000	488	25,000	376	8,435
Adam DeWitt	—	—	—	—	16,666	325	25,000	376	705
(3)
All other compensation includes the value of additional DSUs credited to non-executive directors during 2020 corresponding to dividends declared and paid by the Company on common shares during 2020 and reimbursement of expenses for tax advice. The value of such dividend equivalent DSUs was calculated by multiplying the number of such additional DSUs credited by the fair market value of a common share on the date the dividend was paid.

(4)
Amounts for Mr. Olsson reflect a pro-rata adjustment for the period from January 1, 2020 through May 5, 2020, during which he served as Vice Chair and for the remainder of 2020 during which he served as Chair.

2021 PROXY STATEMENT

NON-EXECUTIVE DIRECTOR COMPENSATION
(5)	Amounts for Ms. Briscoe reflect a pro-rata adjustment for the period from January 1, 2020 through May 5, 2020 during which she served as Chair.
(6)
DSUs are awarded quarterly in arrears. The DSU grants are based on the 2020 compensation practices detailed above. For a discussion of DSUs, see “Non-Executive Director Deferred Share Unit Plan” on page 41.

Ownership Guidelines
In January 2012, the Board adopted share ownership guidelines for the non-executive directors of the Company. The Board believes that share ownership aligns the interests of its directors with the interests of the Company’s shareholders, promotes sound corporate governance and demonstrates a commitment to the Company. Effective January 2018, the Board amended its share ownership guidelines for the non-executive directors of the Company to require non-executive directors to hold common shares and/or DSUs with a combined value of not less than five times the cash portion of the annual fixed retainer paid to such directors. Since DSUs must be held until the director retires and as the value of DSUs increase or decrease in lock-step with the price of the Company’s common shares, DSUs reflect a philosophy of aligning the interests of the directors the long term interests of shareholders by tying compensation to share price performance.
The following table sets out the applicable equity ownership guideline and equity ownership for each current non-executive director. It is anticipated that new directors would meet their share ownership requirements within 5 years from the date of appointment.
	Equity Ownership Guideline
Non-Executive Director	Multiple of Cash Portion of Retainer	Cash Portion of Retainer ($)	Total Value of Equity Ownership Required ($)	Common Shares(1) (#)	DSUs(2) (#)	Total Value of Equity Ownership (3) ($)	Meets Share Ownership Requirement(4)
Erik Olsson	5x	159,597	797,985	—	21,239	1,220,393	Yes(5)
Beverley Briscoe	5x	125,141	625,705	22,288	42,882	3,744,668	Yes(6)
Christopher Zimmerman	5x	100,000	500,000	—	24,352	1,399,266	Yes
Robert Elton	5x	120,000	600,000	—	23,278	1,337,554	Yes
Sarah Raiss	5x	115,000	575,000	—	11,275	647,862	Yes
Amy Guggenheim Shenkan	5x	100,000	500,000	—	8,925	512,831	Yes
J. Kim Fennell	5x	100,000	500,000	—	8,925	512,831	Yes
Adam DeWitt	5x	66,666	333,330	—	1,163	66,826	No(7)
(1)	Represents the number of common shares held as of March 12, 2021.
(2)	Represents the number of DSUs and dividend equivalents credited to each non-executive director held as of March 12, 2021.
(3)	The total value of equity ownership is based on the closing price of the Company’s common shares on the NYSE on March 12, 2021, of $57.46 and includes the value of both common shares and DSUs.
(4)	The share ownership guidelines were implemented in January 2012 and updated in December 2017.
(5)	Mr. Olsson joined the Board in 2013 and was appointed Vice Chair in 2019 and served in that role until his appointment to Chair in May 2020.
(6)	Ms. Briscoe served as Chair until Mr. Olsson’s appointment to that role in May 2020.
(7)	Mr. DeWitt joined the Board in May 2020 and is anticipated to meet the equity ownership guideline by May 2025.

2021 PROXY STATEMENT

NON-EXECUTIVE DIRECTOR COMPENSATION
Non-Executive Director Deferred Share Unit Plan
In 2020, the Board approved amendments to the DSU Plan pursuant to which, in respect of calendar years commencing on or after January 1, 2021, 55% of the annual Board retainer paid to non-executive directors, including the annual fee paid to the Board Chair, will be paid in the form of DSUs regardless of a director’s current level of share ownership or whether a non-executive director had satisfied share ownership guidelines. Prior to January 1, 2021, 50% of the annual Board retainer paid to non-executive directors, including the annual fee paid to the Board Chair, was paid in the form of DSUs regardless of a director’s current level of share ownership or whether a non-executive director had satisfied share ownership guidelines. Prior to January 1, 2018, a non-executive director on each quarterly date on which the annual Board retainer for the prior completed calendar quarter was payable could elect to receive a cash payment only if the share ownership guidelines were met.
The annual Board retainer which is payable in the form of DSUs as contemplated in the plan is payable, calculated and credited quarterly in arrears as follows:
•
The number of DSUs credited to a director is calculated by dividing the dollar amount of the portion of the Board retainer to be paid in the form of DSUs by the fair market value of a common share on the date the DSUs are credited, being the volume weighted average price of the Company’s common shares reported by the NYSE for the immediately preceding twenty trading days.

•
DSUs are credited on the 65th day (or the next business day if the 65th day is not a business day) after the end of the quarter in relation to the portion of the annual Board retainer payable for any fourth calendar quarter and DSUs are credited on the 45th day (or next business day if the 45th day is not a business day) after the end of the quarter in relation to the portion of the annual Board retainer payable for any other calendar quarter.

Although DSUs vest immediately upon being granted under the DSU Plan, no amount is payable to the non-executive director holding the DSUs until the director ceases to be a director, following which the director will be entitled to receive a lump sum cash payment, net of any applicable withholdings, equal to the number of DSUs held multiplied by the fair market value of one common share (determined as described above) as of the 24th business day after the first publication of the Company’s interim or annual financial statements and management’s discussion and analysis for the fiscal quarter of the Company next ending following the director ceasing to hold office. Additional DSUs are credited under the DSU Plan corresponding to dividends declared on the common shares. DSUs are considered equivalent to common shares for purposes of determining whether a director is complying with or satisfying share ownership guidelines.

2021 PROXY STATEMENT

PROPOSAL TWO: APPOINTMENT OF
ERNST & YOUNG LLP
Overview
We are asking our shareholders to appoint Ernst & Young LLP as our auditor for the year ending December 31, 2021 and that the Audit Committee be authorized to fix their remuneration. Ernst & Young LLP has been our auditor since April 25, 2013. The Audit Committee is satisfied that Ernst & Young LLP meets the relevant independence requirements and is free from conflicts of interest that could impair their objectivity in conducting an audit of the Company.
To the Company’s knowledge, a representative from Ernst & Young LLP will attend the Meeting to take questions, and the firm will be permitted to make a statement if it so desires.
Fees Billed by Independent Auditors
The fees billed to us by Ernst & Young LLP, our independent auditor, in each of the last two fiscal years are set forth in the following table. All services and fees, including tax service fees, were pre-approved by the Audit Committee.
	Year Ended December 31,
Item	2020 (5)	2019 (5)
Audit Fees(1)	$1,890,834	$1,643,752
Audit-Related Fees(2)	—	—
Tax Fees(3)	$40,265	$93,000
All Other Fees(4)	—	—
Total	$1,931,099	$1,736,752
(1)
“Audit Fees” represents fees billed for the audit of our annual financial statements and review of our quarterly financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements. Audit fees are billed and paid in Canadian dollars.

(2)
“Audit-Related Fees” represents fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” include fees for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” include all other non-audit services.
(5)	The amounts reported are converted from Canadian dollars to U.S. dollars based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7462 for 2020 and CA$1 to US$0.7537 for 2019.
Pre-Approval Policies and Procedures
The Audit Committee Charter provides that the Audit Committee is responsible for the selection, appointment, and retention of the independent auditor, subject to annual shareholder approval, and evaluation and, where appropriate, replacement of the independent auditor. In addition, the Audit Committee approves compensation of the independent auditor. The Audit Committee also has responsibility for pre-approving the retention of the independent auditor for all audit and non-audit services the independent auditor is permitted to provide the Company and approve the fees for such services, other than any de minimis non-audit services allowed by applicable law or regulation. The Audit Committee is required to pre-approve all non-audit related services performed by the auditors. The Audit Committee’s pre-approval policy outlines the procedures and the conditions pursuant to which permissible services proposed to be performed by the auditors are pre-approved, provides a general pre-approval for certain permissible services and outlines a list of prohibited services. For 2019 and 2020, all of the services related to amounts billed by the Company’s external accountants were pre-approved by the Audit Committee.

2021 PROXY STATEMENT

Recommendation of the Board
The Board recommends a vote “FOR” the appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2021 and the authorization of the Audit Committee to fix the auditor’s remuneration.
Report of the Audit Committee
To the Shareholders of Ritchie Bros. Auctioneers Incorporated:
The Audit Committee reviewed and discussed with management and the Company’s independent auditors the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC and considered the compatibility of non-audit services with the auditors’ independence. In addition, the Audit Committee discussed the matters required to be discussed by the Auditing Standard No. 1301. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has also discussed with the independent accountant the accountant’s independence. Based on the review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.
As previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, management concluded that based on the existence of material weaknesses described below, internal control over financial reporting was not effective as of December 31, 2020. The Company identified a material weakness over the review of the recording of manual journal entries in one of its geographies; specifically, controls were not operating effectively to ensure that journal entries were prepared with appropriate supporting documentation. Additionally, the Company identified a material weakness over the completeness and accuracy of key reports used in the performance of controls to address the occurrence and measurement of revenue. These material weaknesses were considered by Ernst & Young in determining the nature, timing and extent of audit tests applied in its audit of the Company’s 2020 consolidated financial statements. These material weaknesses did not affect Ernst & Young’s financial statement audit report dated February 18, 2021, which expressed an unqualified opinion on the Company’s 2020 consolidated financial statements. Furthermore, there were no adjustments required in the 2020 interim or annual consolidated financial statements due to these material weaknesses.
Management with oversight from the Audit Committee and the Board of Directors is currently in the process of designing a remediation plan which will include a review of the Company’s internal controls over financial reporting. Such remediation efforts are intended to address the identified material weaknesses and enhance the Company’s overall financial control environment. The Audit Committee and the Board are committed to maintaining a strong internal control environment and implementing measures designed to help ensure that control deficiencies contributing to the identified material weaknesses are remediated.
Audit Committee of the Board
Robert G. Elton, Chair
Amy Guggenheim Shenkan
Bev Briscoe
Adam DeWitt

2021 PROXY STATEMENT

PROPOSAL THREE: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Overview
The Board of Directors believes that the Company’s operating success and shareholder value depend to a large extent on the ability of the Company’s leadership. Accordingly, our executive compensation program is designed to provide a competitive level of compensation necessary to:
•	attract and retain the talent needed to lead a strategic transformation to grow the Company’s business;
•	provide a strong incentive for executives and key employees to work toward the achievement of the Company’s goals, including long-term earnings growth and sustained value creation; and
•	ensure that the interests of management and the Company’s shareholders are aligned and that the compensation packages are fair to senior management, employees, the shareholders and other stakeholders.
In accordance with Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following resolution, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our Named Executive Officers (“NEOs”). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed in this “Compensation Discussion and Analysis” beginning on page 45. Shareholders will be given an opportunity to cast an advisory vote on this topic annually, with the next shareholder advisory vote after the meeting to occur at the 2022 Annual Meeting of Shareholders.
While the final vote is advisory in nature and therefore not binding on us, or our Directors, we value the opinions of all our shareholders and will carefully consider the outcome of this vote when making future compensation decisions for our NEOs.
We encourage our shareholders to read the “Compensation Discussion and Analysis”, which explains specifically how, what and why we pay our executives, and will equip shareholders to cast an informed vote.
Our Board believes that our current compensation program appropriately links executive pay to achievement of corporate goals, properly aligns management and shareholder interests, and is fair, reasonable and competitive relative to market practice. We therefore recommend that shareholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the Executive Compensation Tables and the accompanying narrative discussion in the proxy statement of the Company, dated March 23, 2021, is hereby approved.”
Recommendation of the Board
The Board recommends a vote “FOR” the adoption of the above resolution indicating approval of the compensation of the Company’s NEOs.

2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

2021 PROXY STATEMENT

A Letter from our Compensation Committee Chair
Dear Fellow Shareholders,
We are proud of our accomplishments in 2020 and continue to demonstrate the linkage between Company performance, compensation programs and creation of long-term sustainable value for our Shareholders. Shareholders confirmed their agreement with their most recent strong Say on Pay vote of 96.3%.
Context For Performance and Decisions:
2020 was a challenging year given COVID-19 and its impacts on employees, customers, communities and the global economy. Despite these challenges, Ritchie Bros reinforced its values in action as follows:
•	kept employees safe with no known COVID-19 incidences originating in the work environment;
•
paid our employees who could not work from home a “COVID-19 Hero” bonus to recognize that they undertook risks and worked in stressful circumstances to keep the business running and serve our customers;

•	accepted no government assistance;
•	increased its dividend;
•	pivoted quickly to a 100% online auction bidding environment globally;
•	significantly exceeded the original unaltered targets for Short Term Incentives (STI) and Long Term Incentives (LTI) despite some geographic areas being completely locked down;
•	created a revised and energized strategy;
•	completed the purchase of Rouse Services to execute further on this strategy;
•	doubled down on our focus on ESG through contributions to food banks globally, one of the most significant needs during 2020, as well as developed our first Sustainability report;
•	further developed our diversity and inclusion strategy with improvement in the initiatives around women and beginning a Black Lives Matter grassroots initiative sponsored by executives;
•	furthered significant efforts on our talent pipeline and employee training and development;
•
and provided the shareholders a 1-year Total Shareholder Return (TSR) at the 92nd percentile performance in comparison to our peer group and a 3-year TSR at the 90th percentile performance in comparison to our peer group.

All of this was completed while maintaining a solid balance sheet for future flexibility.
In October 2019, Mr. Ravi Saligram departed as CEO and Ms. Sharon Driscoll and Mr. Karl Werner were our co-CEOs in the interim until Ms. Ann Fandozzi hired in as CEO on January 6, 2020. A summary on her compensation was included in a Current Report filed on Form 8-K, filed with the SEC on December 16, 2019 and in my Compensation Committee Chair letter included in the Company’s Proxy Statement filed with the SEC on March 25, 2020. We shifted a greater percentage of her pay to long-term incentives to better align with shareholder experience. Through 2020, Ms. Fandozzi brought new talent to the organization including a Chief Operations Officer (COO), a Chief Information Officer (CIO), a Chief Human Resources Officer (CHRO), and a Chief Strategy Officer. Our new executives quickly integrated with our strong existing executive team to produce these results despite the challenges of remote working.
Decision Principles and Process:
It was very difficult to anticipate the long-term impact of COVID-19 on the business early in 2020, so the Committee did not adjust any of the performance measurements or targets for STI or LTI. Rather, the Committee developed principles upon which to inform its consideration of performance at year end. The principles included consideration of:
•	performance compared to: the original 2020 STI targets, the 2019 budget and 2019 actual performance;
•	management of safety and treatment of our employees;

2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
•	the positive and negative impacts of COVID-19 on our business to the extent measurable;
•	and fairness to management considering the impact of our business on customers and shareholders.
We also reviewed the impact that the executives had on the results and how well the team worked together to produce these results.
At each regularly scheduled Compensation Committee meeting, the projected COVID-19 impacts as well as normal adjustments such as foreign exchange were reviewed. At year end the Committee reconfirmed the principles and made final decisions. The Compensation Committee met 14 times in 2020.
Decisions:
As our long-term incentive Performance Share Unit (PSU) program measures performance over a three year period and PSUs are granted annually, we did not adjust for COVID-19 impacts.
With the above considerations and COVID-19 adjustments, the Committee determined that the corporate financial results were 179% of target and that a score of 200% of target was appropriate for each executive’s individual performance component. This resulted in an overall payout factor of 182%. Although Ms. Fandozzi did not have a formal weighting for her individual performance component, the Committee assessed her performance against expectations and determined that the 182% overall payout factor should also apply to her, given her exceptional leadership during a difficult year.
We made specific adjustments to performance to reflect the direct impact of COVID-19 on our financial performance. These adjustments were symmetrical, including both the benefits and detriments of COVID-19 on our business, and reflected: the impact of closures, lockdowns and travel restrictions; increased costs of personal protective equipment and other employee safety and recognition initiatives; increased costs in keeping customers safe through pick-up and delivery; offset by lower travel and administrative costs, and savings and revenue growth pushed by accelerating our move to 100% online auction bidding. We substantially delivered our Evergreen Model, with consideration of deliberate decisions to preserve cash. We had above target performance on our unaltered original 2020 targets as well as significantly better than 2019 budget and 2019 actual performance. See “2020 Business Performance” on page 55 for more detail of the overall performance.
Given the significant challenges, overall results, and focus, dedication and creativity demonstrated by our team, the Committee set the individual performance factor at maximum for employees throughout the organization. The maximum individual performance factor had a higher impact on employees than executives, as employees have more of their STI based on individual performance. This was our intent.
With no COVID-19 adjustments included, our 2018 PSU awards paid out at the maximum of 200%. In 2018 when these 2018 PSU awards were issued, the design included a performance factor of +/- 25% based on 3-year TSR performance in relation to our comparator group. The 2018 PSU awards’ performance was at the 90th percentile of performance against our defined peer group and with the +25% factor the performance was capped at the maximum 200% payout. This is the first year since the inception of the PSU program that we have paid out at the maximum level.

2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2021 Compensation Design:
The Committee made minor changes to the compensation program for 2021. For the 2021 PSU program, there will be two financial measures. The return measure was eliminated for this one annual long-term grant due to further actions such as: investments in pilots for new technology-based solutions for our customers, the desire to encourage this innovative behavior and accelerate progress in future years, as well as possible acquisitions. For the 2021 STI program we altered one of the three measures: operating income instead of diluted adjusted earnings per share. We have also eliminated the individual performance factor in STI for our executives. We believe that delivering on our strategy and producing the best shareholder results requires the full executive team driving to one set of common measures and metrics.
We sincerely thank our shareholders for their support of our plans and believe our actions continue to provide strong pay for performance linkage.
Sincerely,

Sarah Raiss
Chair, Compensation Committee
(On behalf of the entire board)

2021 PROXY STATEMENT

Executive Compensation Program Philosophy
The philosophy underlying our executive compensation program is to provide attractive, ﬂexible and market-based total compensation that is tied to performance and aligned with the interests of our shareholders.
Our executive compensation program is structured to accomplish two primary goals. First, it aligns our NEOs’ interests with those of our shareholders, by linking compensation to business objectives, performance and long-term value creation. Second, it allows us to attract and retain the talented executives we need to drive our business strategy. In general, our executive officers, including Ann Fandozzi, our Chief Executive Officer and our other NEOs, are eligible for, and participate in, our compensation and benefits programs according to the same terms as those available to all our employees. Our executive compensation program is administered by the Compensation Committee of our Board of Directors, which is composed solely of independent directors. The key elements of our executive compensation program are base salary, annual cash bonuses pursuant to our Short-Term Incentive Plan (“STI”), and long-term equity awards under our Long-Term Incentive Plan (“LTI”).
The Compensation Committee is responsible for determining the level of compensation awarded to our NEOs and our other executive officers. The Compensation Committee targets compensation levels that consider current market practices and believes that offering market-comparable pay opportunities allows our Company to maintain a successful and engaged executive team.
Our compensation practices communicate both our goals and our standards of conduct, and they motivate and reward employees in relation to their performance. Within this framework, we follow these principles:
•	Attract, motivate and retain top-caliber talent
•	Pay for performance
•	Reward long-term growth and proﬁtability
•	Align compensation with shareholder interests
•	Promote accountability and provide no incentive for excessive or inappropriate risk-taking
These principles are the foundation for a compensation framework that focuses management’s best efforts on achieving the Company’s goals and generating sustainable shareholder value. To this end, our principles lead us to take certain actions:

What We Do
✔	At-risk Pay: 83% of the CEO’s target compensation is at-risk incentive compensation, and between 62% to 73% of the other NEOs’ target compensation is at risk
✔	Pay for Performance
✔	Review Peer Compensation Data: prior to making executive compensation decisions
✔	Competitive Benchmarking
✔	Double Trigger Severance Provisions
✔	Caps on Incentive Payouts

✔	Mitigate Undue Risk
✔	Post-Employment Covenants
✔	Modest Perquisites: providing only those that have a sound value to our business
✔	Stock Ownership Guidelines
✔	Regular Review of Share Utilization
✔	Responsive to Shareholder Feedback
✔	Independent Compensation Consulting Firm
✔	Annual Risk Review by the Compensation Committee

2021 PROXY STATEMENT

Executive Compensation Program Philosophy
What We Don’t Do
✘	No Excise Tax Gross-Ups upon Change in Control
✘	No Repricing of Stock Options
✘	No Liberal Recycling of Shares
✘	No Pledging Securities of Company Stock Received as Compensation as Collateral for a Loan
✘	No Hedging Securities of Company Stock Received as Compensation

✘	No Guaranteed Incentive Payouts
✘	No Above Market Returns on Deferred Compensation Plans
✘	No Tax Gross Ups
✘	No Excessive Severance Obligations
Executive Compensation Principles and Framework
Our compensation principles and practices are summarized below.
Attract, Motivate and Retain Top-caliber Talent
Our compensation principles and framework are designed to attract and retain the superior leadership we need to lead and grow the business.
To ensure our compensation practices remain competitive, we benchmark NEOs’ compensation against the compensation offered by companies in our Peer Group. We engage an independent compensation consultant to assess the appropriateness of the Peer Group and to advise on compensation structure and levels.
In 2020, we reviewed our Peer Group with the assistance of Meridian Compensation Partners (“Meridian”), given our change in leadership and ongoing strategic growth plans. See the detailed discussion of our Peer Group on pages 68 – 70.
Pay for Performance
Our compensation policy supports the Company’s strategy and business goals. We pay for performance.
•	CEO target compensation: 83% at-risk.
•	The CEO’s target compensation is payable based on achievement of performance targets linked directly to the Company’s Strategic Roadmap and to long-term shareholder value creation. See graph below.
•	Executive target compensation: 62% to 73% at risk (depending on the executive).
•
Majority of executives’ compensation (at target) is in the form of at-risk incentive compensation that is awarded and paid out based on the achievement of Company goals, corporate and business unit financial performance, and the creation of long-term sustainable shareholder value. The proportion of variable versus fixed compensation increases along with an executive’s responsibility and ability to affect the Company’s strategic results. See graph below.

•
Our STI plan focuses on specific annual objectives and is meant to reward achievement of our annual financial performance goals. The plan establishes appropriate company performance expectations to ensure that our executives are accountable for our continued growth and profitability. Performance metrics and goals were established by the Compensation Committee based on an informed review of the Company’s financial performance and strategy and the pay practices of the companies in our Peer Group.

•
Our LTI plan is 100% performance focused, comprised of 50% PSUs and 50% stock options. We grant stock options as part of a well-balanced compensation program to focus our executives on increasing long-term shareholder value. Stock options have a ten-year term and reward for share price appreciation. PSUs have a three-year performance period and reward for meeting key pre-established financial performance targets.

2021 PROXY STATEMENT

Executive Compensation Program Philosophy

Reward Long-Term Growth and Profitability
Shareholder-Oriented Long-Term Incentives
Long-term incentives make up a significant portion of total direct compensation (61% LTI at target for our CEO and between 38% and 55% LTI at target for our other NEOs), and like short-term variable pay is contingent on performance.
The Compensation Committee and the Board believe that the use of equity-based compensation, combined with share ownership guidelines, aligns the interests of executives with those of shareholders, and rewards the creation of sustainable, long-term shareholder value.
Our heavy weighting toward long-term incentives ensures that pay outcomes are fully aligned with shareholders over the longer term while keeping our compensation program competitive with our peers.
Our emphasis on equity compensation and the significant shareholdings required to be maintained by our executives create a direct link between share price performance and the potential value that our executives can realize from our equity programs.
Align Compensation with Shareholder Interests
Our compensation policy promotes alignment of interest between management and shareholders through equity ownership requirements, at-risk pay elements, and long-term incentive compensation. As well, we actively seek our shareholders’ opinions on our executive compensation program and carefully consider their feedback when making compensation decisions.
Equity Ownership Requirements and Hold Until Met
Our share ownership guidelines require all NEOs, as well as all other executives, to hold meaningful levels of equity in the Company. Executives must hold equity with a minimum value equal to a multiple of their base salary, with the multiple increasing in proportion to the executive’s responsibility and ability to affect the company’s strategic results. Ownership levels for NEOs are shown on the table below.
NEO	Ownership Guideline	Minimum Share Value Required	Qualifying Ownership(1)	Ownership Completion
Ann Fandozzi	5x base salary	4,500,000	$3,628,180	81%
Sharon Driscoll	3x base salary	1,399,125	$2,263,458	162%
Karl Werner	3x base salary	1,230,000	$2,766,495	225%
James Kessler	3x base salary	1,500,000	$2,014,434	134%
Baron Concors	3x base salary	1,200,000	$820,343	68%
Carmen Thiede	3x base salary	1,260,000	$830,062	66%
(1)	Qualifying ownership is as of March 12, 2021. The total value of equity ownership is based on the closing price of the Company’s common shares on the NYSE on March 12, 2021, of $57.46

2021 PROXY STATEMENT

Executive Compensation Program Philosophy
Shareholder Feedback
The Company endeavors to solicit shareholders’ views on a number of topics. We held a non-binding advisory shareholder vote on the compensation program for our NEOs, commonly referred to as a “say on pay” vote, at our 2020 Annual and Special Meeting of Shareholders and received 96.3% of votes in favor of our say on pay proposal. Our Compensation Committee has considered and will continue to consider the outcome of our say on pay votes and our shareholders’ views when making compensation decisions for our NEOs, including the outcome of “Proposal Three: Advisory Vote on Executive Compensation” at this Annual Meeting.
Promote Accountability; Discourage Excessive Risk-Taking
Our compensation program discourages excessive risk-taking. The Company enforces this principle through the share-ownership requirements described above, as well as hedging and pledging restrictions and a clawback policy described below. Moreover, each year the Compensation Committee reviews compensation policies and practices to ensure they do not encourage executive officers to take excessive or inappropriate risks.
Hedging and Pledging Restrictions
Company prohibits the Company’s employees, officers, directors, and certain members of their household and family, from:
•
purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of any securities of the Company or any of its subsidiaries that they hold directly or indirectly, including awards made under the Company’s equity-based compensation plans; and

•	holding any securities of the Company or its subsidiaries in a margin account or pledging such securities as collateral for a loan.
Clawback Policy
The Company has an Incentive Compensation Clawback Policy, which permits recovery of both short and long-term equity Incentive Compensation from all executive officers (the “Clawback Policy”) if:
•	the Company restates financial results, for any reason other than a change in applicable accounting rules or interpretations; and
•	the amount of the performance-based compensation paid or awarded to an executive officer would have been a lower amount had it been calculated based on such restated financial statement.
In this circumstance, the Board may seek to recover for the benefit of the Company the excess performance-based compensation, both short- and long-term, paid or awarded during the three years preceding such restatement.
Compensation Risk and Governance Review
Oversight of the Company’s management of principal risks forms part of the mandate of the Board and its committees. Each of the Company’s principal risks is the responsibility of either a specific committee or the entire Board, as appropriate. The Compensation Committee is responsible for compensation risk and, accordingly, has considered the implications of the risks associated with the Company’s compensation policies and practices to ensure they do not encourage inappropriate risk-taking by the Company’s executive officers.
The Compensation Committee has implemented a formal decision-making process that involves management, the Committee and the Board. The Committee uses a multi-step review process for all compensation matters, first adopting goals and metrics of performance, reviewing how performance compares to the pre-established metrics and then seeking Board input as to the reasonableness of the results. The Committee uses independent external compensation consultants to provide advice in connection with executive pay benchmarking, incentive plan design, compensation governance and pay for performance. The Committee believes that the current executive compensation program strikes an appropriate balance between short-term and long-term incentives, adopting multiple distinct metrics for each component that are aligned with the Company’s overall strategic objectives. The program ensures that executives are compensated fairly and in a way that does not encourage executives to take inappropriate risks.
All of the members of the Compensation Committee are independent, and one member is also the chair of the Audit Committee, ensuring that the Compensation Committee has an in-depth knowledge of the Company’s financial position when making compensation decisions.
In 2020, the Compensation Committee completed a risk review of the executive compensation programs with Meridian, our independent compensation consultants, and concluded that our compensation programs are not reasonably likely to have a material adverse effect on the Company, its business or its value. This review helps the Compensation Committee to structure executive compensation programs that avoid exposing the Company to unwarranted risk.

2021 PROXY STATEMENT

Executive Compensation Program Philosophy
The Compensation Committee
The Compensation Committee is comprised of Robert G. Elton, J. Kim Fennell and Sarah Raiss, each of whom is an independent director, with Ms. Raiss serving as the Chair. Details of the Compensation Committee’s duties are summarized under “Corporate Governance — Board
Committees — Compensation Committee” on page 34 and are fully set out in the Compensation Committee’s charter, which can be found on our website at investor.ritchiebros.com. The Compensation Committee held fourteen meetings during 2020.
Advisors to the Compensation Committee
The Compensation Committee retains independent consultants to provide advice regarding executive compensation matters. However, the Compensation Committee is ultimately responsible for its decisions and, in making its decisions or recommendations to the Board, considers information and considerations in addition to the recommendations provided by consultants.
During 2020, the Compensation Committee retained Meridian to review and provide oversight and advice related to executive compensation programs. Meridian is fully independent and provides no advice or services to the Company’s management.
The aggregate fees billed to the Company for consultation over the past two years are set out below.
	2020	2019
Meridian Compensation Partners
Executive Compensation Related Fees	$200,838	$259,291
All other fees	—	—
TOTAL (in USD)	$200,838	$259,291

2021 PROXY STATEMENT

Executive Compensation Program Philosophy
Compensation Framework
The compensation paid to each of our NEOs in 2020 primarily consisted of the three elements shown below. The Company believes that the mix of base salary, performance-based bonus, and participation in long-term incentive plans creates a balanced approach to executive compensation consistent with generally accepted compensation principles and good governance practices. The Compensation Committee annually reviews the relative emphasis of each of these elements to ensure the overall compensation structure remains consistent with compensation principles. In addition, the Compensation Committee annually assesses the competitiveness of the Company’s compensation program relative to programs among selected peer companies. (see Peer Group Comparisons, page 69.)
Compensation Type	Form	Period	How It Is Determined	Risk Management
FIXED	Provides market competitive level of fixed compensation.
Base salary (page 60)	Cash	One year	Based on market competitiveness among the Peer Group, individual performance, experience, scope of the role and internal equity.	Fixed pay, paid throughout the year and provides a certainty at a base level for fulfilling individual responsibilities.
AT-RISK	The STI encourages achievement of annual pre-established corporate and business unit objectives. STI is subject to clawback.
Short-term incentive (STI) (page 60)	Cash	One year	Focuses on specific annual objectives. Target award based on market competitiveness among the Peer Group and other factors.	Provides a balanced focus on short-term performance based on a pre-determined set of performance metrics. Actual payout on metrics could be 0 - 200%.
			Actual award based on corporate and business unit performance, and, for some executives, individual goals.	Targets and results are approved by the Compensation Committee.
AT-RISK
LTI compensation provides incentive to achieve longer-term performance and opportunity to receive equity-based compensation aligned with shareholder interests. Payout is tied to both corporate performance and share-price performance. LTI is subject to clawback.

Long-term incentive (LTI) (page 61)	Performance share units	Three-year term, with vesting at the end of three years	Focuses on longer-term objectives. Target award based on market competitiveness of the LTI package among the Peer Group and other factors.
Performance is measured on previously established targets approved by the Compensation Committee.

Three-year vesting period maintains longer term focus for decision-making and management of business. Vesting and payout eligibility capped.

			Payout based on a performance multiplier for overall performance measured against pre-established performance targets multiplied by share price.	Performance multiplier could be 0 -200%.
	Stock options	Ten-year term, with one-third vesting annually over three years	Target award based on market competitiveness among the Peer Group and other factors. The final realized value is based on the appreciation of the Company’s common share price.	Provides a balanced incentive to take appropriate risks. Three-year vesting and ten-year term maintain longer-term focus for decision-making and management of business.

2021 PROXY STATEMENT

2020 Business Performance
Our executive compensation program is designed to link the pay of our NEOs to the performance achieved in the year and over a sustained period of time. In 2020, this performance resulted in a short-term incentive corporate performance factors for NEOs of 182% with the exception of Mr. Werner, who received 125%, in accordance with the terms of his separation. The 2018 PSUs which were based on performance for the 2018 to 2020 performance period achieved a performance factor of 172.5% and a positive Total Shareholder Return (TSR) modifier adjustment, resulting in a 200% vesting of target.
2020 Strategic Achievements
In 2020, the organization focused on the needs of our customers while keeping the health and safety of our employees, customers and stakeholders a top priority. With our new CEO and the addition of several new senior leaders, we formalized a new growth strategy in August 2020 of becoming the trusted global marketplace for insights, services, and transaction solutions for commercial assets. Despite the COVID-19 pandemic and the economic uncertainties, our successful pivot to 100% online bidding drove strong operational results:
•
Ritchie Bros. conducted 315 auctions in 2020, resulting in 5% year-over-year increase in Gross Transaction Value (GTV) including a global auction event in Orlando, selling in excess of US$237 million. The six-day sale set a new company record for attendees, registering a staggering 18,100 people from 85 countries.

•
Weekly Featured, our online unreserved format, set a new record with a 45% growth in GTV in 2020 driven by strong adoption of this format and exceptional performance from the US strategic accounts team.

•	The talent and organization of our At-Risk business continued to leverage the environment and produced outstanding pricing realization.
•
Our US region delivered strong growth in 2020 with US$208M+ GTV growth attributed to strong execution by the US strategic accounts team and the regional sales teams. This region also delivered strong results in 2020 by combining regional events and pooling together equipment and buyers from multiple sites to build larger events.

•	Marketplace-E, online reserved format – Delivered a 17% year-over-year growth in GTV in 2020 driven by strength in North America.
•
RB Asset Solutions – We continued to grow the number of RB Asset Solutions customers. RB Asset Solutions offers a complete end-to-end asset management and disposition system designed to help customers optimize their disposition process. By offering a complete inventory management system, data analytics and dashboards, branded e-commerce sites, and multiple external sales channels, Ritchie Bros. will help customers achieve the best possible returns.

•
Ritchie Bros. Financial Services (RBFS) – We continue to invest in our team members and despite broader credit standards tightening in 2020 due to the COVID-19 pandemic, RBFS’ total funded volume hit $524.6 million, increasing 3% year-over-year.

•	Strong operational leverage - The transition to 100% online bidding combined with our COVID-19 protocols drove strong margin expansion that delivered 18% year-over-year increase in operating income.
We understand that Ritchie Bros. can be an agent for change on issues that are critical for society and pride ourselves on deep-rooted social commitments to our local communities. In 2020 we took our first step in telling the Environmental, Social, Governance (ESG) story by publishing our inaugural sustainability report.
We accelerated our journey against many of our strategic pillars by acquiring Rouse in December of 2020 which offered a highly complementary suite of data analytics and service offerings to help their customers make market business decisions with the most accurate and reliable market information. In addition to the acquisition, we took several steps to advance our new growth strategy in 2020 highlighted below:
Customer Experience
•	In 2020 we deconstructed all the touch points a buyer or seller has on our platforms and have identified ways to streamline and improve customer experience.
•
We launched the Ritchie Bros. Market Trends module as part of the RB Asset solution technology and a monthly Ritchie Bros. Market Trends Report that provides data on high-level industry pricing and trends.

2021 PROXY STATEMENT

2020 Business Performance
•	We launched an online and mobile version of Ritchie Bros. Asset Valuator which allows customers to search equipment values by make, model, year and meter.
•
In 2020 we also observed a strong growth in the usage of priority bid as end users adopted the feature to simplify and enhance their experience. Priority bid enables buyers to make proxy bids online for items in its live auctions up to a week before the sale. These priority bids put the buyer first in line to win the item provided they are not outbid. With the increased adoption of priority bids, our data science teams drove further customization and enhancements in digital marketing as well as algorithmic pricing.

Best Employee Experience
•	Launched #MYRBStory which focuses on moments that matter for our employees.
•	Implemented monthly townhalls to allow two-way dialogue between management and employees.
•	We launched a Black Lives Matter employee resource group.
Modern Architecture
•	Started our modern architecture journey by successfully transitioning our bidding engine into a cloud based microservice.
•	Continued to focus on identifying several areas to improve capacity, functionality and usability of our systems internally and externally.
Inventory Management System
•	Improved the process for our sellers to add inventory to our systems through functionality of spreadsheet uploads.
•	For key accounts, we added algorithmic pricing to inventory under management allowing end users to estimate the current market value of equipment.
Accelerate growth: Test, learn and scale
•
Formulated a new sales coverage model of Account Manager, Business Development Manager, Inside Territory Manager from the traditional Territory Manager role to test and learn in Texas, United States to better service our customers and consignors.

•	Increased the number of new satellite sites for care, custody and control with new locations in Europe and Australia.
•
We continued to refine and improve S.A.G.E. (Sales Activity Generation Engine), an initiative to accelerate new business growth and enhance Territory Manager sales productivity. S.A.G.E is an activity and behavior focused sales process overlaid with a “data-driven mindset”.

•	We tested, learned and scaled pooling smaller regional events into larger virtual events to drive more demand and solid price performance.

2021 PROXY STATEMENT

2020 Business Performance
2020 Financial Accomplishments
Net income attributable to stockholders for 2020 increased 14% to $170.1 million compared to $149.0 million in 2019. Diluted earnings per share (“EPS”) attributable to stockholders increased 13% to $1.54 from $1.36 per share.
Other key highlights included:
•	GTV increased 5% to $5.4 billion as compared to 2019
•	Total revenue increased 4% to $1.4 billion as compared to 2019
•	Cash provided by operating activities was $257.9 million for the year ended December 31, 2020
•	Service Revenue increased 8% to $871.6 million as compared to 2019
•	Cash dividends of $91.7 million paid to our shareholders in 2020, pursuant to our regular quarterly cash dividend program.
Long-Term Financial Performance
The following graph compares the cumulative return on a $100 investment in our common shares over the last five fiscal years beginning December 31, 2015 through December 31, 2020, to that of the cumulative return on a $100 investment in the Russell Global Index (“Russell 2000”), the S&P / TSX Composite Index (“S&P/TSX”) and the Dow Jones Industrial Average Index (“DJIA”) for the same period. In calculating the cumulative return, reinvestment of dividends, if any, is assumed. The indices are included for comparative purpose only. This graph is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Comparison of Cumulative Five-Year Total Return
Value of Investment (U.S. dollars)
340
330
320
310
300
290
280
270
260
250
240
230
220
210
200
190
180
170
160
150
140
130
120
110
100
90
2014
2015
2016
2017
2018
2019
Russell 2000
S&P/TSX
DJIA
RBA (NYSE)

Company / index	2015	2016	2017	2018	2019	2020
RBA (NYSE)	$100.0	$144.1	$129.8	$144.8	$194.0	$319.3
Russell 2000	$100.0	$121.3	$139.0	$123.7	$155.2	$186.2
S&P/TSX	$100.0	$121.1	$132.1	$120.3	$147.8	$156.1
DJIA	$100.0	$116.4	$149.2	$144.0	$180.5	$198.0

2021 PROXY STATEMENT

2020 Compensation for Named Executive Officers
In this section, we describe the material components of our executive compensation program for our NEOs, whose compensation is set forth in the Summary Compensation Table and other compensation tables contained in this Proxy Statement.
The Compensation Committee determines compensation for our NEOs using a pay-for-performance framework that links compensation with overall business and individual performance. In setting compensation levels, the Compensation Committee aims to provide appropriate reward for annual performance as well as incentive for future achievement.
Our NEOs for 2020 are:
Name	Title	Date of Appointment
Ann Fandozzi	Chief Executive Officer	January 2020
Sharon Driscoll(1)	Chief Financial Officer and Former Interim Co-CEO	July 2015
Karl Werner(1)(2)	President, International and Former Interim Co-CEO	January 2017
James Kessler	Chief Operating Officer	May 2020
Baron Concors	Chief Information Officer	March 2020
Carmen Thiede	Chief Human Resources Officer	April 2020
(1)
Ms. Driscoll and Mr. Werner were appointed Interim Co-CEOs effective October 1, 2019 upon Mr. Saligram’s departure from the Company and served until January 6, 2020 upon Ann Fandozzi joining the Company as Chief Executive Officer.

(2)	Mr. Werner was a NEO in 2015 during his tenure as Chief Operational Support & Development Officer, which appointment date was November 2014. His employment will cease as of March 31, 2021.

2020 Compensation for Named Executive Officers
Pay-for-Performance Design
The Company’s objective in setting compensation is to create shareholder value over the long-term, represented by the Company’s earnings performance. To align executive pay with both the Company’s financial performance and the creation of sustainable shareholder value, a significant portion of compensation paid to our NEOs is allocated to performance-based, short-term and long-term incentives. This structure makes the majority of executive pay at-risk and dependent on the Company’s performance over the short and long-term. The portion of total compensation deemed “at risk” increases in line with the expansion of our executive officers’ responsibilities and their ability to affect the Company’s financial results.
Each year, the Compensation Committee identifies and considers a range of measures for Company performance and, as appropriate, measures tied to individual performance. The Compensation Committee then selects the measures it believes most closely align with the Company’s Strategic Roadmap and defines specific performance goals for short-term and long-term incentive compensation based on those metrics.
These financial performance measures may include, among other measures, revenue, revenue growth, operating profit, net income, GTV, safety metrics, synergies and TSR, as well as the following non-GAAP financial measures:
•	Capital performance
•	Adjusted operating income
•	Adjusted operating income margin
•	Agency proceeds
•	Operating Free Cash Flow (OFCF)
•	Earnings growth or the Compounded Annual Growth Rate (CAGR)
•	Adjusted net income
•	Diluted adjusted earnings per share (EPS) attributable to shareholders
•
Return on Invested Capital (ROIC). The ROIC performance measure used to determine LTI compensation is calculated differently from the ROIC presented in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as it is based on net operating profit after tax rather than net income attributable to shareholders.

•	Earnings before interest, taxes, depreciation, and amortization (EBITDA)
For a description of these non-GAAP measures, refer to “Annex: Selected Definitions of Operational and Financial Performance” in this Proxy Statement.
Elements of Executive Compensation
The 2020 compensation awards for each of our NEOs generally consisted of the four elements described in the Compensation Framework section on page 54: base salary; a short-term cash incentive bonus; PSUs that vest at the end of a three-year performance period, subject to performance targets; and stock options with a ten-year term. Following is a summary of the compensation of the NEOs and their at-target incentive values.
Name	Base ($)	STI at Target ($)	LTI at Target ($)	Total Direct Compensation ($)
Ann Fandozzi	900,000	1,125,000	3,150,000	$5,175,000
Sharon Driscoll(1)	466,375	349,781	932,750	1,748,906
Karl Werner(2)	410,000	246,000	410,000	1,066,000
James Kessler	500,000	375,000	1,000,000	1,875,000
Baron Concors	400,000	260,000	800,000	1,460,000
Carmen Thiede	420,000	273,000	420,000	1,113,000
(1)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7462 for 2020.
(2)	Mr. Werner’s employment will cease as of March 31, 2021.
Following is a more detailed description of the amount of each type of compensation element awarded to our NEOs, the performance measures upon which the awards were based, and the longer-term performance targets that determine the vesting and value of the long-term, equity-based compensation elements.

2020 Compensation for Named Executive Officers
Base Salary
The Compensation Committee reviewed the base salaries of the CEO and other NEOs, comparing them to salaries paid to those in similar positions within our selected Peer Group companies. The Company adjusted Ms. Driscoll’s base salary effective March 1, 2020 from C$592,000 to C$625,000. NEO salaries target, and are within a competitive range of, the median of the Peer Group. The referenced base salaries are noted in the table above.
Short-term Performance-Based Non-Equity Incentive Compensation
Short-term incentive bonuses are paid to NEOs based on successful achievement of corporate performance targets. For those executives who lead a business unit, a portion of the short-term cash incentive award is tied to the business unit’s performance, as shown in the table below. Some executives also have individual goals.
	Target Bonus (% of Base Salary)	Performance Factor Weighting
Name		Corporate	Business Unit	Individual Goals
Ann Fandozzi	125%	100%	0%	0%
Sharon Driscoll	75%	80%	0%	20%
Karl Werner(1)	60%	30%	50%	20%
James Kessler	75%	80%	0%	20%
Baron Concors	65%	80%	0%	20%
Carmen Thiede	65%	80%	0%	20%
(1)	Mr. Werner’s business unit measure is based on International revenue.
Corporate performance targets are set based on the Company’s strategic objectives, as measured, in 2020, by three key financial results: agency proceeds, diluted adjusted EPS attributed to shareholders and OFCF. The Company must meet a minimum threshold level in each of these measures before a bonus payout is earned for that measure, and a maximum payout level is set for each measure. The target, minimum and maximum levels for each metric are based on the Board-approved budget for the year.
Corporate Performance for the 2020 STI Plan
The table below shows the weighting and target, minimum and maximum performance level for each performance measure for 2020.
Performance Levels
Measure ($ millions except EPS)	Weighting	Threshold	Target	Maximum
Diluted adjusted EPS attributable to shareholders ($)	1/3	$1.42	$1.51	$1.74
Agency proceeds	1/3	$781	$845	$910
OFCF(1)	1/3	$166	$188	$210
(1)	OFCF is targeted to be equal to or greater than net income, and as such the minimum threshold for the 2020 STI for this measure was set to be 100% of budgeted net income.
In assessing actual corporate performance against stated metrics, the Compensation Committee considers unusual, unbudgeted items for potential adjustment in calculating operating financial results and determining incentive payouts. The Committee bases any adjustments on a consideration of the particular facts, and our adjustment principles. In particular, we seek to create a strong alignment between compensation and shareholder value creation, where management is consistently incentivized to make the right long-term decisions for shareholders and is not inadvertently discouraged from doing so. As part of this process, we will consider unbudgeted items, non-cash accounting entries, certain asset disposals and other items not in the normal course of business for potential adjustment.
In determining actual 2020 corporate performance against the above-mentioned targets, and the resulting STI payouts, the Compensation Committee made certain adjustments to the Company’s operating results to eliminate the impact of certain non-recurring and extraordinary items as follows:
(1)	Adjustments to all results for the difference in actual versus planned foreign currency rates;
(2)
Adjustments to agency proceeds and diluted adjusted EPS attributable to stockholders for both the positive and negative impacts of COVID-19, including the negative impact of closures, lockdowns and travel restrictions, additional personal protective equipment costs and increased employment costs and the positive impact of travel and promotional savings and U.S. government grants;

2020 Compensation for Named Executive Officers
(3)	Adjustments to diluted adjusted EPS attributable to stockholders for:
(a)	the effect of unplanned tax matters
(b)	costs directly related to the acquisition of Rouse, and
(c)	severance costs related to the realignment of leadership to support the new global operations organization, in line with strategic growth priorities lead by the new CEO.
Giving effect to the above-described adjustments for the purposes of determining STI performance, the Company determined that the performance factors were (i) 159% for agency proceeds, (ii) 190% for diluted adjusted EPS attributable to shareholders, and (iii) 200% for OFCF, resulting in a total corporate performance factor of 179%.
Based on the performance shown above, the following cash incentive awards were approved for 2020:
Name	Target Incentive (% of salary)	Target Incentive ($)	Actual Incentive ($)	Actual Incentive (% of Target)
Ann Fandozzi(1)	125%	1,125,000	$2,051,156	182%
Sharon Driscoll(2)	75%	349,781	$637,739	182%
Karl Werner	60%	246,000	$309,222	125%
James Kessler	75%	375,000	$439,000	182%
Baron Concors	65%	260,000	$367,838	182%
Carmen Thiede	65%	273,000	$357,671	182%
(1)
Although Ms. Fandozzi did not have a specific individual performance factor, the Committee determined that the 182% overall payout factor should also apply to her, given her exceptional leadership during a difficult year.

(2)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7462 for 2020.
Long-term equity-based incentive compensation
The Company grants two types of long-term equity-based awards to NEOs: 50% as PSUs and 50% as stock options. Our equity-based incentive plan is market competitive, performance linked, and aligned with shareholder interests.
RSUs are not currently part of our annual long-term incentive award mix to align the compensation of our executives with the outcomes for our shareholders. We award RSUs to executives on a targeted basis, primarily to new hires, to provide compensation for equity awards forfeited at a former employer or to provide retention for business-critical employees where there is a real retention risk.
Grants of PSUs under our long-term incentive plans are based on corporate performance goals and set as target percentages of participants’ base salaries. Grants of stock options are set as target percentages of the participants’ base salaries. For 2020 NEOs’ grants range from 100% to 350% of annual base salary.
As long-term incentives represented approximately 61% of the CEO’s direct compensation and between 38% and 55% of NEOs’ direct compensation mix in 2020, the value derived from these incentives strongly impacts the pay for performance relationship.
Target Equity Grant Values
Name	PSU ($)	Stock Options ($)	Total ($)
Ann Fandozzi	1,575,000	1,575,000	3,150,000
Sharon Driscoll(1)	466,375	466,375	932,750
Karl Werner(2)	205,000	205,000	410,000
James Kessler	500,000	500,000	1,000,000
Baron Concors	400,000	400,000	800,000
Carmen Thiede	210,000	210,000	420,000
(1)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7462 for 2020.
(2)	Mr. Werner’s employment will cease as of March 31, 2021.
PSU Awards
The Company generally grants PSUs annually, early in the year. PSU awards vest on the third anniversary of the effective date of the grant contingent on achievement of performance targets measured over three years. These performance and market factors

2020 Compensation for Named Executive Officers
are critical elements of the Company’s strategic objectives, as they represent financial growth and operational efficiency and contribute to increased shareholder value over the long-term. The number of PSUs eligible for vesting will be calculated by interpolating between the minimum, target and maximum thresholds depending on actual performance.
2020 PSU Awards
The 2020 PSU awards, granted in March 2020, vest based on performance factors related to ROIC, Earnings CAGR, and Cumulative OFCF per share, over the three-year period ending December 31, 2022. The 2020 PSU awards vest in March 2023.
Performance Factor	Weighting Factor
ROIC	33.33%
Earnings CAGR	33.33%
Cumulative OFCF per Share	33.33%
The percentage of PSUs that will vest at the end of the three-year vesting period will be determined in accordance with the following definitions and targets.
Performance measurement	ROIC	Associated Level of Vesting (% of target award subject to ROIC)
ROIC	less than 12.6%	0%
	12.6%	50%
	13.6%	100%
	Greater than or equal to 15.6%	200%
Performance measurement	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Earnings CAGR	Less than 6.00%	0%
	6.00%	50%
	10.00%	100%
	Greater than or equal to 14.00%	200%
Performance Measurement	Cumulative OFCF per Share	Associated Level of Vesting (% of target award subject to OFCF per share)
Cumulative OFCF per Share	less than $4.58	0%
	$4.58	50%
	$4.94	100%
	Greater than or equal to $5.32	200%

2020 Compensation for Named Executive Officers
The NEOs were awarded the following PSUs for 2020:
Name	PSUs(1)(6)
Ann Fandozzi(2)	87,530
Sharon Driscoll	11,241
Karl Werner	4,916
James Kessler(3)	59,214
Baron Concors(4)	18,948
Carmen Thiede(5)	23,449
Total	205,298
(1)	Excludes dividend equivalent rights accrued after the date of the grant, which are subject to the same vesting conditions as the underlying PSU awards.
(2)	Ms. Fandozzi received an LTI award of 75,540 PSUs and a sign on award of 11,990 PSUs.
(3)	Mr. Kessler received an LTI award of 11,843 PSUs and a sign on award of 47,371 PSUs.
(4)	Mr. Concors received an LTI award of 9,474 PSUs and a sign on award of 9,474 PSUs.
(5)	Ms. Thiede received an LTI award of 4,974 PSUs and a sign on award of 18,475 PSUs.
(6)	All sign on PSU awards have the same terms and conditions as the LTI awards in the table above.
2019 PSU Awards
The 2019 PSU awards, granted in March 2019, vest based on performance factors related to ROIC, Earnings CAGR, and Cumulative OFCF per share, over the three-year period ending December 31, 2021. The 2019 PSU awards vest in March 2022.
Performance Factor	Weighting Factor
ROIC	33.33%
Earnings CAGR	33.33%
Cumulative OFCF per Share	33.33%
The percentage of PSUs that will vest at the end of the three-year vesting period will be determined in accordance with the following definitions and targets.
Performance measurement	ROIC	Associated Level of Vesting (% of target award subject to ROIC)
ROIC	Less than 10.9%	0%
	10.9%	50%
	12.9%	100%
	Greater than or equal to 15.1%	200%
Performance measurement	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Earnings CAGR	Less than 7.00%	0%
	7.00%	50%
	12.00%	100%
	Greater than or equal to 16.00%	200%
Performance Measurement	Cumulative OFCF per Share	Associated Level of Vesting (% of target award subject to OFCF per share)
Cumulative OFCF per Share	Less than $3.44	0%
	$3.44	50%
	$3.85	100%
	Greater than or equal to $4.30	200%

2020 Compensation for Named Executive Officers
2018 PSU Awards
The 2018 PSU awards, granted in March 2018, vest based on performance factors related to ROIC and Earnings CAGR, as well as a modifier based on TSR relative to a peer group of companies over the three-year period ending December 31, 2020. The 2018 PSU awards vested in March 2021 and achieved a 172.5% performance factor. In addition, since the Company’s TSR was in the top quartile relative to the TSRs of each company in the comparison group, an upward modifier of 25% resulted in the 2018 PSUs vesting at the payout cap of 200%.
Performance Factor	Weighting Factor
ROIC	50%
Earnings CAGR	50%
The percentage of PSUs that vested at the end of the three-year vesting period was determined in accordance with the following definitions and targets.
Performance measurement	ROIC	Associated Level of Vesting (% of target award subject to ROIC)
ROIC	Less than 10.0%	0%
	10.0%	50%
	12.0%	100%
	Greater than or equal to 14.0%	200%
Performance measurement	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Earnings CAGR	Less than 7.00%	0%
	7.00%	50%
	12.00%	100%
	Greater than or equal to 16.00%	200%
Performance Measurement	Relative TSR Position	Associated Adjustment to Vesting (discount applied to PSUs)
The Company’s TSR relative to the TSRs of each company in the comparison group over the three-year period ending December 31, 2020.(1)	At or equal to the bottom quartile	(25%)
	Above the bottom quartile	0%
	Top quartile(1)	25%
(1)	Although vested PSUs were increased, the 200% cap was maintained.
The TSR comparison group comprises the companies listed below which reflect a number of companies that are business competitors or in related businesses.

2020 Compensation for Named Executive Officers

Note: Sotheby’s was acquired in 2019 and Rocky Mountain Dealerships Inc. and Strongco Corporation in 2020. As such, financial information for these three companies is no longer available and not used in determining the TSR modifier applied to the 2018 PSU awards.
Stock Option Awards
The Company generally grants stock options annually, within the time and manner set out under the Stock Option Policy, as discussed under “Executive Compensation Tables — Stock Option Plan” on page 75. Stock options have an exercise price equal to the grant price, which is defined as the closing price of the Company’s common shares on the NYSE on the date of the grant. Awards vest in equal amounts annually over three years from the date of the grant and are subject to a term of 10 years.
The NEOs were awarded the following stock options for 2020:
Name	Stock Options
Ann Fandozzi	60,976
Sharon Driscoll	57,165
Karl Werner	25,000
James Kessler	53,649
Baron Concors	42,919
Carmen Thiede	22,533
Total	262,242
Total shares awarded to NEOs as a percentage of total shares outstanding at December 31, 2020 is 0.43%.
Special Equity Awards
In March 2018, our Compensation Committee approved RSU awards to employees who had participated in the 10-10 Deferred Compensation Plan that was terminated in December 2017, including two NEOs. These were one-time awards, of cliff-vested RSUs, made in recognition of the discontinuation of the plan and loss of the opportunity to participate and receive a company match of the employee contributions. These equity awards vested on February 28, 2021. These awards were not, and are not, intended to become an element of our ongoing executive compensation philosophy. These RSU awards to our NEOs consisted of 3,912 RSUs to Sharon Driscoll and 3,401 RSUs to Karl Werner.
New-Hire Awards Granted
In connection with the hiring of Ms. Fandozzi as CEO in 2020, Ms. Driscoll as CFO in 2015, Mr. Concors as CIO in
March 2020, Mr. Kessler, as COO in May 2020, and Ms. Thiede as CHRO in April 2020, the Company granted

2020 Compensation for Named Executive Officers
new-hire awards. Grants at hire assist with equity forfeited as an executive hires in, to address competitive market conditions and to provide some retention impacts immediately upon hiring.
CEO 2020 new-hire awards
In connection with the hiring of Ann Fandozzi in January 2020, the Company granted new-hire awards to Ms. Fandozzi to induce her to join the Company and to immediately incentivize and align her interests with those of our shareholders. Such one-time grants were made as follows:
•	$500,000 in the form of 60,976 options, with the number of options calculated as of the grant date using the Black-Scholes option pricing model that cliff vest on March 5, 2023;
•
$500,000 in the form of 11,990 PSUs granted pursuant to the Executive PSU Plan, with the number of PSUs calculated by reference to the volume-weighted average trading price of the Company’s common shares in accordance with the Executive PSU Plan (details of this plan can be found on page 76).

CFO 2015 new-hire awards
As part of the compensation arrangement agreed to with Ms. Driscoll, to compensate for equity awards from her previous employer that she forfeited upon joining the Company, Ms. Driscoll received a one-time sign-on grant of $225,000 payable as follows:
•	$75,000 in the form of 10,654 stock options, with the number of options calculated as of the grant date using the Black-Scholes option pricing model, all of which were vested by August 11, 2018;
•
$75,000 in the form of 2,737 PSUs, with the number of PSUs calculated by reference to the volume-weighted average trading price of the Company’s common shares in accordance with the Executive PSU Plan (details of this plan can be found on page 76). The PSUs vested on March 9, 2018 at 143.25% of target; and

•
$75,000 in the form of 2,737 RSUs granted pursuant to the Executive RSU Plan (details of this plan can be found on page 78), with the number of RSUs calculated by reference to the volume-weighted average trading price of the

Company’s common shares in accordance with the Executive RSU Plan. The RSUs vested ratably over three years, beginning on August 11, 2016, and the final tranche vested August 11, 2018.
COO 2020 new-hire awards
As part of the compensation arrangement agreed to with Mr. Kessler, to compensate for equity awards from his previous employer that he forfeited upon joining the Company, Mr. Kessler received a one-time sign-on grant of $2,000,000 payable as follows:
•
$2,000,000 in the form of 47,371 PSUs granted pursuant to the Executive PSU Plan (details of this plan can be found on page 76), with the number of PSUs calculated by reference to the volume-weighted average trading price of the Company’s common shares in accordance with the Executive PSU Plan.

CIO 2020 new-hire awards
As part of the compensation arrangement agreed to with Mr. Concors, he received a one-time sign-on grant of $400,000 to induce him to join the Company and to immediately incentivize and align his interests with those of our shareholders. In addition, the market for these skills is highly competitive. Such one-time grant was made as follows:
•
$400,000 in the form of 9,474 PSUs granted pursuant to the Executive PSU Plan (details of this plan can be found on page 76), with the number of PSUs calculated by reference to the volume-weighted average trading price of the Company’s common shares in accordance with the Executive PSU Plan.

CHRO 2020 new-hire awards
As part of the compensation arrangement agreed to with Ms. Thiede, to compensate for equity awards from her previous employer that she forfeited upon joining the Company, Ms. Thiede received a one-time sign-on grant of $780,000 payable as follows:
•
$780,000 in the form of 18,475 PSUs granted pursuant to the Executive PSU Plan (details of this plan can be found on page 76), with the number of PSUs calculated by reference to the volume-weighted average trading price of the Company’s common shares in accordance with the Executive PSU Plan.

2020 Compensation for Named Executive Officers
Deferred Compensation
The Ritchie Bros. Auctioneers (America) Inc. Deferred Compensation Plan was effective January 1, 2018. It provides certain executives in the United States the opportunity to defer a portion of their base salary and/or a portion of their bonuses under the U.S. Deferred Compensation Plan. The contributions to this plan are not matched by the Company.
See “Non-Qualified Deferred Compensation—U.S. Deferred Compensation Plan” on page 81 for a summary of the material terms of the U.S. Deferred Compensation Plan.
Other Compensation
The NEOs are eligible to participate in the Employee Share Purchase Plan (ESPP) under the same terms and conditions as all eligible employees. Employees can contribute up to 4% of their base salary and will receive an employer match that ranges from 50% – 100% based on their length of service and an overall company match maximum. Shares are purchased monthly on the open market at prevailing market prices.
In the United States, the Company also offers a tax-qualified 401(k) plan to all employees. The 401(k) plan provides for an employer match of 50% (up to $3,500) of all eligible contributions.
In Canada, we offer a RRSP to all full-time employees. The RRSP provided for an employer matching contribution of 50% (up to $3,500) of all eligible contributions.
We also provide certain other compensation to our NEOs. We provide a car allowance to Ms. Driscoll and Mr. Werner. We reimburse, subject to an annual limit, professional advice concerning tax planning and compliance when executives are required to work outside of their country of residence. All perquisites and personal benefits that, in 2020, in aggregate exceeded $10,000 in value for any NEO are identified and quantified under “All Other Compensation” in the “Summary Compensation Table” on page 72. The Compensation Committee believes the foregoing elements of compensation are aligned with market practice and appropriate given the relatively low cost to the Company.

Compensation Peer Group
The Company’s executive compensation program is designed to recruit and retain the caliber of executive ofﬁcers and other key employees necessary to deliver sustained high performance to our shareholders and customers.
The Company auctioned $5.4 billion of machinery, through various channels including live and online auctions, in 2020. Our teams manage the acquisition, transportation, maintenance, financing, sale, and delivery of this equipment in a global marketplace that operates both on site and online across four continents in 22 languages. They also manage the funds the auctions generate. Executives who can manage operations of this scale and complexity, have experience in the relevant geographic markets, drive cash flow and execute our transformation roadmap to invigorate earnings growth, expect and deserve compensation commensurate with the scope of their roles and their capabilities.
Our Company is unique. Over the past five years, the Compensation Committee has worked with its independent consultant, Meridian, to identify and select fair and appropriate market data peers against which to benchmark the Company’s compensation program.
In 2016, as a result of this rigorous analysis, we made several changes to our Peer Group for 2017. These changes included: (i) using multiple financial metrics, in addition to revenue, to identify and select appropriate peers; and (ii) modifying the sectors from which we draw peers.
In 2017, after the acquisition of IronPlanet and the evolution of the Company to a multi-channel platform, using the same rigorous analysis and the same independent consulting firm, we added four digital peers to our Peer Group: Costar Group Inc., Etsy, Inc., GrubHub, Inc., Stamps.com Inc.
The Compensation Committee uses this Peer Group as a starting point to set NEO compensation. We target NEO compensation to a competitive range of the median compensation of companies in the selected Peer Group and also take into account scope of responsibilities and performance and experience in the respective roles.
In accordance with rigorously defined qualitative and quantitative criteria, and in consultation with independent advisers as well as the CEO and the CHRO, the Compensation Committee has refined the Peer Group to include the companies listed in the table below.
Our Peer Group includes 18 companies from 6 sectors, representing companies in related businesses and our customer industries — Diversified Support Services; Trading and Distribution; Construction and Engineering; Oil & Gas Equipment Services; digital peer companies, and a financial-market exchange (TMX). The only change from the 2018 Peer Group is that Sotheby’s is no longer a publicly traded company and thus financial information is no longer available.
The table on the following page examines both the non-financial and financial components that were evaluated when determining our choice of peers. In the non-financial columns, checks indicate companies that share our non-financial considerations; in the financial columns, a check shows that the relevant metric for that company was considered to fall within an appropriate range of the Company.

Compensation Peer Group
Our current Peer Group is as follows:
	Non-Financial / Qualitative Considerations			Financial Size Parameters
Company	Auction / Market Place / Digital	Customers	Talent Competitor	Revenue	GTV	Market Cap	Cash Flow	Operating Income	EBITDA	Gross Margin
Copart, Inc.	✓		✓	✓	✓					✓
CoStar Group, Inc.	✓		✓	✓			✓	✓	✓	✓
Etsy, Inc.	✓		✓	✓		✓	✓	✓	✓	✓
Finning International Inc.		✓	✓		✓	✓	✓	✓	✓	✓
Generac Holdings Inc.			✓	✓	✓	✓	✓	✓	✓	✓
Granite Construction Incorporated		✓	✓	✓	✓		✓
GrubHub Inc.	✓		✓	✓	✓	✓	✓			✓
H&E Equipment Services, Inc.			✓	✓			✓	✓	✓	✓
Herc Holdings Inc.		✓	✓	✓			✓	✓	✓	✓
KAR Auction Services, Inc.	✓		✓	✓	✓		✓	✓	✓	✓
KBR, Inc.					✓	✓	✓	✓	✓
Precision Drilling Corporation		✓		✓			✓		✓	✓
RPC, Inc.		✓		✓						✓
Rush Enterprises, Inc.		✓	✓		✓			✓	✓	✓
Sotheby's	✓		✓	—	—	—	—	—	—	—
Stamps.com Inc.	✓			✓		✓		✓	✓	✓
TMX Group Ltd.	✓			✓		✓	✓	✓	✓	✓
Toromont Industries Ltd.		✓	✓	✓	✓	✓	✓	✓	✓	✓
WillScot Mobile Mini Holdings Corp.			✓	✓		✓	✓	✓	✓	✓
Note: Sotheby’s was acquired by Patrick Drahi on October 3, 2019 and thus, financial information is no longer provided.
Fair and Appropriate Criteria for Peer-Company Selection
The Company has faced two primary issues in establishing its Peer Group:
(1)	There are no directly comparable, publicly traded auction companies to benchmark against; and
(2)
While reported revenue is generally a reflection of a company’s size and complexity, this is not the case for our Company. Rather, our reported revenue is only a percent commission of the total value of the assets we market, transact and sell through our sales channels—our GTV, which is similar to revenue for other companies. As such, this prevents us from assembling a peer group using revenue as a significant factor.

Despite the fact that we act as, and require the infrastructure of, an equipment dealer, our revenue calculations resemble those of a broker (commission only). Thus, our revenue does not reflect our scope, complexity and size relative to other companies. Our support infrastructure, including our physical plant, sales, marketing, operations, finance, and legal teams, have been built to facilitate the volume and value of transactions through our sales channels — not simply the percent commission we retain as revenue.
As such, our GTV is more akin to Gross Revenue at other equipment distributors, who sell from inventory and revenue understates our size and complexity from an operational and management perspective. Accordingly, when building an appropriate peer group, the Compensation Committee working with independent advisers, selected companies using multiple metrics including GTV, market capitalization, net income, EBITDA, and gross margin — to compare our size against that of peer group candidates. Given the unique operating margins we generate as a result of reporting our commission as revenue, we also evaluated our placement in the peer group by comparing our ‘peers’ reported revenue to a multiple of our revenue, which was calculated as our net income divided by the median net income to revenue ratio from the ISS published peer group for the Company.
With no direct peers among Industrial Auction firms, we consider candidates from related sectors such as Construction and Engineering and Diversified Support Services.
On the qualitative level, we favor growth companies with the following characteristics:
•	global auction/marketplace operations
•	serving a similar customer base or customers for the equipment we auction
•	competing for a similar pool of talent

Compensation Peer Group
To reflect our shareholders’ primary source of financial value, we focus on the following quantitative metrics:
•	revenue — which we compare against the Company’s GTV and a multiple of revenue
•	market capitalization
•	cash flow
•	operating income
•	EBITDA
•	gross margins
While GTV is not considered a measure of financial performance or liquidity, and is not presented in the Company’s consolidated financial statements, it is highly relevant in measuring the health, size and growth of the business, and, for our business, is a stronger indicator of company size than reported revenue alone. Management and the Compensation Committee believe that comparing GTV over different financial periods provides useful comparative information about our revenue and net income.
The graph below presents a fine gauge at the size-appropriateness of our peer group: with the Company’s results shown as the baseline (1.0x), the majority of peers fall within the target range of 1/3x to 3.0x the Company’s results in each financial metric.

Target Size Range 1/3 – 3x RBA[1,2,3]
Revenue
(△=GTV; △ = GAAP Revenue)
RBA GTV △ at the 98th Percentile;
GAAP Revenue △ at the 35th Percentile
Market Capitalization
RBA (△) at the 77th Percentile
Cash Flow From Ops[4]
RBA (△) at the 37th Percentile
Operating Income
RBA (△) at the 62nd Percentile
EBTIDA
RBA (△) at the 46th Percentile
Gross Margin
RBA (△) at the 79th Percentile

[1] *Amounts for Canadian peers were converted to USD for purposes of this analysis*

[2] *Peer company financial data compiled as of February 23, 2021 based on trailing 12 months results measured as of December 31, 2020*

[3] *Market Capitalization is measured as of December 31, 2020*

[4] *Excluding peers with negative reported Cash Flow from Operations*

The Compensation Committee believes these selected companies comprise a reasonable and useful Peer Group for purposes of evaluating the competitiveness and appropriateness of the Company’s compensation program.

Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis included herein. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s 2021 Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.
Submitted by the members of the Compensation Committee of the Board of Directors:
Sarah Raiss, Chair
Robert G. Elton
J. Kim Fennell

Executive Compensation Tables
Summary Compensation Table
A summary of the compensation paid to our NEOs for each of the 2018, 2019 and 2020 fiscal years is set forth below. Additional information on the components of the total compensation package, including a discussion of the proportion of each element to total compensation, is discussed under “Compensation Discussion and Analysis” starting on page 45.
Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Ann Fandozzi(8) Chief Executive Officer	2020	890,191	—	3,650,001	500,003	2,051,156	102,074	7,193,425
	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—
Sharon Driscoll(7) Chief Financial Officer	2020	469,721	—	468,750	468,753	637,739	56,727	2,101,690
	2019	513,690	87,750	359,463	359,467	424,022	55,996	1,800,389
	2018	447,528	—	457,416	328,662	441,193	48,645	1,724,444
Karl Werner President, International	2020	417,500	—	205,001	205,000	309,222	60,509	1,197,232
	2019	466,875	87,750	204,998	205,005	225,899	56,412	1,246,939
	2018	394,895	—	303,585	192,694	209,578	35,159	1,135,911
James Kessler(8) Chief Operating Officer	2020	322,115	—	2,500,000	500,009	439,000	42,610	3,803,734
	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—
Baron Concors(8) Chief Information Officer	2020	310,769	—	800,000	400,005	367,838	20,349	1,898,961
	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—
Carmen Thiede(8) Chief Human Resources Officer	2020	306,546	—	990,000	210,008	357,671	22,775	1,887,000
	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—
(1)
Amounts reported reflect the base salary earned by the NEOs. Base salaries for Ms. Driscoll and Mr. Werner included Co-CEO stipends of $67,500 in 2019, and additional stipends in 2020 for Ms. Driscoll ($7,450) and Mr. Werner ($7,500) for the period prior to Ms. Fandozzi joining the Company.

(2)
Reflects additional amounts paid to recognize outstanding performance during the Company’s transition to a new CEO. Amounts paid under the Company’s short-term incentive plan are reported in the “Non-Equity Incentive Plan Compensation” column.

(3)
The dollar amounts represent the aggregate grant date fair value of PSUs and RSUs granted during each of the years presented, measured in accordance with ASC 718 utilizing the assumptions discussed in Note 2(f) and Note 24 to our financial statements for the fiscal year ended December 31, 2020, without taking into account estimated forfeitures.

With respect to PSUs and RSUs, the estimate of the grant date fair value determined in accordance with ASC 718 assumes the at target vesting of 100% of the PSUs and RSUs awarded. Assuming the highest level of performance is achieved, which would result in the vesting of 200% of all PSUs and 100% of all RSUs, the aggregate grant date fair value of the share awards set forth in the Summary Compensation Table would be:
Named Executive Officer	2020 ($)	2019 ($)	2018 ($)
Ann Fandozzi	7,300,002	—	—
Sharon Driscoll	937,499	718,926	704,129
Karl Werner	410,003	409,996	412,825
James Kessler	5,000,000	—	—
Baron Concors	1,600,000	—	—
Carmen Thiede	1,980,001	—	—
The dividend equivalents attributable to PSUs and RSUs are deemed “reinvested” in PSUs and RSUs and will only be distributed upon the vesting, if any, of the PSUs and RSUs under the terms of the respective plans.
(4)
The dollar amounts represent the aggregate grant date fair value of stock option awards granted during each of the years presented. The grant date fair value of a stock option award is measured in accordance with ASC 718 utilizing the assumptions discussed in Note 2(f) and Note 24 to our financial statements for the fiscal year ended December 31, 2020, without taking into account estimated forfeitures. For a discussion of specific stock option awards granted during 2020, see “2020 Grants of Plan-Based Awards” and the narrative discussion that follows.

(5)
Reflects amounts earned under the Company’s short-term incentive plan in the relevant year, regardless of whether paid in the following year. In 2019, additional amounts were paid to recognize outstanding performance during the Company’s transition to a new CEO to Ms. Driscoll ($55,688) and Mr. Werner ($55,688). In 2020, Mr. Werner’s amount is based on the terms of his separation.

(6)	Reflects compensation in 2020 to:
•
Ms. Fandozzi representing the Company’s matching contribution to the ESPP ($15,000), the Company’s matching contribution to the 401(k) plan ($3,500), tax preparation ($27,301) and dividend equivalents corresponding to PSUs ($56,273);

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Executive Compensation Tables
•	Ms. Driscoll representing a car allowance ($17,909), the Company’s matching contribution to the ESPP ($8,805), and dividend equivalents corresponding to PSUs ($26,586) and RSUs ($3,427);
•
Mr. Werner representing a car allowance and related fees ($24,055), the Company’s matching contribution to the ESPP ($16,000), the Company’s matching contribution to the 401(k) plan ($3,500) and dividend equivalents corresponding to PSUs ($14,679) and RSUs ($2,979);

•
Mr. Kessler representing the Company’s matching contribution to the ESPP ($1,042) , the Company’s matching contribution to the 401(k) plan ($3,500) and dividend equivalents corresponding to PSUs ($38,069);

•
Mr. Concors representing the Company’s matching contribution to the ESPP ($4,667), the Company’s matching contribution to the 401(k) plan ($3,500) and dividend equivalents corresponding to PSUs ($12,182);

•
Ms. Thiede representing the Company’s matching contribution to the ESPP ($4,200), the Company’s matching contribution to the 401(k) plan ($3,500) and dividend equivalents corresponding to PSUs ($15,075);

(7)
Ms. Driscoll is paid in Canadian dollars. Amounts reported converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7462 for 2020, CA$1 to US$0.7537 for 2019, and CA$1 to $0.7716 for 2018.

(8)	Ms. Fandozzi, Mr. Kessler, Mr. Concors and Ms. Thiede joined the Company in 2020 and received the new hire awards outlined on pages 65-66.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annualized annual total compensation of Ann Fandozzi, our Chief Executive Officer (our “CEO”), in each case, inclusive of compensation under nondiscriminatory benefit plans.
For 2020, our last completed fiscal year:
•	the annual total compensation of our median employee (other than our CEO), was $49,821;
•	Ms. Fandozzi’s annualized annual total compensation was $7,293,334.69 and
•
based on this information, for 2020 the ratio of the median of the annual total compensation of all employees to the annualized annual total compensation of our CEO was 1 to 147. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K.

Under the SEC’s pay ratio rules, a company is required to identify its median employee only once every three years and calculate total compensation for that employee each year. Since the median employee was last identified in fiscal 2017, we are required to identify a new median employee in 2020. We used the following material assumptions, adjustments, and estimates to identify the median employee as of December 31, 2020, to determine the median of the annual total compensation of all our employees other than our CEO and to determine the annual total compensation of the median employee and our CEO:
•	We determined that, as of December 31, 2020, our employee population consisted of approximately
5,062 individuals working at our parent company and consolidated subsidiaries. This population consisted of our full-time, part-time, and temporary employees. We had no seasonal employees as of December 31, 2020
•
As permitted under SEC rules, we adjusted the employee population to exclude 253 non-U.S. employees (which is just below 5.0% of our total workforce shown above), including all employees from the following foreign jurisdictions: Belgium (2), China (12), Denmark (1), Finland (19), France (25), Germany (30), Hong Kong (1), Ireland (12), Italy (27), Japan (3), Panama (1), Poland (10), Portugal (1), Romania (2), Singapore (5), Spain (28), Sweden (11), Turkey (3), United Arab Emirates (32) and United Kingdom (28). Following these exclusions, our adjusted employee population was 4,809, of which 1,387 were part-time or temporary employees.

•
We calculated, for each employee in the adjusted employee population, the employee’s gross pay, and taxable benefits (converted to USD), and in doing so we annualized the compensation for our permanent full-time and part-time employees who were newly hired during 2020 and therefore not employed for the full measurement period.

•	Ms. Fandozzi was appointed on January 6, 2020. Accordingly, we annualized her compensation.
•
For both the median employee and our CEO, we included the estimated aggregate value of the employee’s compensation under the following non-discriminatory benefit plans: (i) group health care benefits and (ii) group life insurance.

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Executive Compensation Tables
2020 Grants of Plan-Based Awards
The following table provides information related to grants of plan-based awards to our NEOs during the 2020 fiscal year.
		Estimated Possible Payouts Under Non- Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)		All Other Stock Awards: Number of Shares of Stock or Stock Units (#)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(2)
Name	Grant Date	Target ($)	Maximum ($)	Target ($)	Maximum ($)	(#)	(#)	($/Share)	($)
Ann Fandozzi		1,125,000	2,250,000
	5-Mar-20(3)			3,650,001	7,300,002				3,650,001
	5-Mar-20(4)						60,976	40.64	500,003
Sharon Driscoll(5)		349,760	699,519
	5-Mar-20(3)			468,750	937,499				468,750
	5-Mar-20(4)						57,165	40.64	468,753
Karl Werner		246,000	492,000
	5-Mar-20(3)			205,001	410,003				205,001
	5-Mar-20(4)						25,000	40.64	205,000
James Kessler		375,000	750,000
	12-May-20(3)			2,500,000	5,000,000				2,500,000
	12-May-20(4)						53,649	41.84	500,009
Baron Concors		260,000	520,000
	12-May-20(3)			800,000	1,600,000				800,000
	12-May-20(4)						42,919	41.84	400,005
Carmen Thiede		273,000	546,000
	12-May-20(3)			990,000	1,980,001				990,000
	12-May-20(4)						22,533	41.84	210,008
(1)	Represents the possible payout under our short-term incentive plan for 2020. For amounts actually paid under these awards, see “— Summary Compensation Table” on page 72.
(2)
Represents the grant date fair value of stock and option awards measured in accordance with the guidance in ASC 718, utilizing the assumptions discussed in Note 2(f) and Note 24 to our financial statements for the fiscal year ended December 31, 2020, without taking into account estimated forfeitures. With respect to PSUs, the estimate of the grant date fair value determined in accordance with ASC 718 assumes the vesting of 100% of the PSUs awarded.

(3)	Represents PSUs granted in 2020 under the Executive PSU Plan and excludes dividend equivalents.
(4)	Represents stock options granted in 2020 under our Stock Option Plan.
(5)	Ms. Driscoll is paid in Canadian dollars. Amounts reported to Ms. Driscoll are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7462 for 2020.

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Executive Compensation Tables
Stock Option Plan
The Company’s Amended and Restated Stock Option Plan permits the Company to grant to eligible persons options that are exercisable to purchase common shares of the Company at a specified exercise price. Up to 18,900,000 common shares may be issued pursuant to the Stock Option Plan. The number of common shares issuable to “insiders” at any time and issued to insiders in any one-year period pursuant to our Stock Option Plan and any other securities based compensation arrangement cannot exceed 10% of the issued and outstanding shares. While the Stock Option Plan provides flexibility regarding the terms of individual grants, all grants to the NEOs in 2020 were made in accordance with the Company’s current Stock Option Policy, which provides that:
•	The exercise price of each option will be equal to the closing price of the Company’s common shares on the NYSE on the date of grant;
•	Vesting of options will occur over three years from the date of grant, with 1/3 vesting on each of the first three anniversaries of the grant date; and
•
Options will expire ten years after the date of grant, subject to a provision of the Stock Option Plan that provides, subject to certain exceptions, that if the tenth anniversary of the grant falls within, or within five business days after the end of, a “blackout period”, the date will be extended to the fifth business day after the end of such blackout period.

The circumstances under which an option will be exercisable in the event that the optionee ceases to be employed or to provide services to the Company or one of its subsidiaries are set forth in the option agreement, which may be waived or modified by the Compensation Committee at any time. The Stock Option Policy provides for the following terms, unless otherwise determined by the Compensation Committee, and such terms were incorporated into the 2020 option grants to NEOs:
•
in the case of termination without cause, excluding voluntary termination, immediate vesting of all unvested options, and the optionee has 90 days from the date on which the optionee ceases to be employed by the Company to exercise all options;

•	in the case of voluntary termination, other than retirement, immediate cancellation of all unvested options, and the optionee has 90 days to exercise vested options;
•
in the case of retirement, all unvested options continue to vest after retirement in accordance with the existing vesting schedule for those particular options and all options expire on the earlier of three years from the date of retirement and the option 10-year expiry date;

•
in the case of death, all unvested options vest immediately, and the optionee’s legal representative has 365 days from the date of death to exercise the options if the optionee’s employment or eligibility ceases by reason of his or her death or if the optionee dies prior to the expiration of the periods described in the three bullet points above; or

•	in the case of termination with cause, all options expire immediately upon termination.
The Compensation Committee may incorporate into any option agreement terms which will, notwithstanding the time or time specified in such option agreement for the exercise of the option granted thereunder, allow the optionee to elect to purchase all or any of the common shares then subject to such option if the Compensation Committee in its discretion determines to permit the optionee to exercise the option in respect of such shares; provided, that the Stock Option Plan imposes restrictions on the acceleration of vesting of options in connection with a change of control.
The Stock Option Policy prohibits the granting of options during a blackout period. In addition, it prohibits the granting of options to our non-executive directors. With respect to continuing employees that are to receive options, the Company’s policy is to make such grants annually, as of the fifth business day following the release of the Company’s results for the most recently completed fiscal year.
IronPlanet Stock Plans
Pursuant to the acquisition of IronPlanet in 2017, the Company assumed all outstanding unvested stock options (the “IronPlanet Options”) granted under the IronPlanet, Inc. 1999 Stock Plan (the “1999 IronPlanet Stock Plan”) and IronPlanet Holdings, Inc. 2015 Stock Plan (the “2015 IronPlanet Stock Plan”, and together with the 1999 IronPlanet Stock Plan, the “IronPlanet Stock Plans”). By the terms of the merger agreement and the stock option assumption notice provided to IronPlanet Option holders, the IronPlanet Options were automatically converted into options to acquire an aggregate of 737,358 common shares of the Company, with exercise prices per common share adjusted to give effect to the merger. Otherwise, the IronPlanet Options continued to be governed by the respective IronPlanet Stock Plans on the same terms and conditions (including vesting and vesting

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Executive Compensation Tables
acceleration provisions) as applicable prior to the effective time of the merger. The Company does not intend to make any additional awards under the IronPlanet Stock Plans.
The terms and vesting of options granted under the IronPlanet Stock Plans are fixed by the respective plan administrator in connection with the grant of each option and set forth in each option agreement. Nonetheless, the option term may not exceed (i) 10 years from the grant date or (ii) such shorter term as may be provided in the option agreement.
The circumstances under which an option will be exercisable in the event that the optionee ceases to be employed or to provide services to the Company or one of its subsidiaries or affiliates are, (i) under the 2015 IronPlanet Stock Plan, set forth in the option agreement, which provisions may be waived or modified by the Board or Compensation Committee at any time, and (ii) under the 1999 IronPlanet Stock Plan, as follows, unless otherwise determined by the Board or any of its committees:
•
in the case of termination of employment or service other than as provided below, the optionee has up to 3 months after the date of such termination (but in no event later than the expiration date of such option) to exercise the option;

•
in the case of termination of employment or service as a result of such optionee’s total and permanent disability, the optionee may exercise the option within 12 months from the date of termination, or as a result of such optionee’s certain other types of disability, the optionee may exercise the option within 6 months from the date of termination (but in no event later than the expiration date of such option); or
•
in the case of death of the optionee during the term of employment or service or within 30 days following termination of employment or service, the option may be exercised at any time within 12 months following the date of death (but in no event later than the expiration date of such option).

The IronPlanet Stock Plans’ respective administrator may at any time offer to buy out for a payment in cash or common shares of the Company any option previously granted under the IronPlanet Stock Plans on such terms and conditions as such administrator will establish and communicate to the optionee at the time that such offer is made.
In the event of certain change of control transactions (i) under the 2015 IronPlanet Stock Plan, each outstanding option will be treated as the administrator determines and the administrator need not treat all outstanding options (or portions thereof) in an identical manner, and (ii) under the 1999 IronPlanet Stock Plan, each outstanding option will be assumed or an equivalent option or right will be substituted by the successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the outstanding options or to substitute equivalent options, in which case such options will terminate upon the consummation of the transaction.
Performance Share Unit Plans
2015 PSU Plans
The Company’s PSU Plans permit the Company to grant PSUs to employees. A PSU is an award under which the recipient is eligible to earn a payment during an applicable performance period based upon the performance of the Company against certain criteria during and at the end of such performance period. The PSUs, following vesting, entitle the participant to receive, at the election of the Compensation Committee or the Board, either cash or common shares of the Company, net of applicable withholding taxes. The amount of the payment to be made is calculated based on the number of vested PSUs multiplied by the fair market value of one common share as at the date of vesting, based on the volume weighted average price of the common shares reported by the NYSE for the twenty trading days prior to the date of vesting.
If the Compensation Committee or the Board determines to satisfy the payment in common shares of the Company, the amount of the payment, net of applicable withholding taxes, will either be satisfied by the issuance of common shares to the participant or by making open market purchases of common shares on behalf of the participant, as determined by the Compensation Committee or the Board, subject to certain restrictions including that vested PSUs held by our NEOs may not be satisfied through open market purchased common shares. The maximum number of common shares that may be issued under the PSU Plans is 2,300,000. No more than 500,000 common shares will be purchased in the open market under the 2015 PSU Plans.
The PSU Plans provide the Compensation Committee and the Board with significant discretion regarding the vesting terms and criteria for PSUs, including the waiver of any vesting restrictions. Additional PSUs are credited on PSUs held by participants corresponding to dividends declared on the common shares. Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:
•	without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s

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account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;
•	for cause, unvested PSUs will not vest and will be forfeited;
•	as a result of voluntary resignation by the participant (other than retirement), unvested PSUs will not vest and will be forfeited;
•
as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s PSU account as at the last day of active employment that subsequently vest; and

•
upon the death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the date of death that vest thereafter, which payment shall be settled in shares, net of applicable tax withholding or shall be payable by a lump sum cash payment, net of applicable tax withholding.

For participants in the Executive PSU Plan, if a participant’s employment with the Company or a subsidiary of the Company is terminated (i) by the Company or subsidiary, other than for cause, upon a change of control or within two years following a change of control or (ii) by the participant for good reason, as defined in the Executive PSU Plan, upon a change of control or within one year following a change of control, then all PSUs recorded in the participant’s PSU account as at the date of termination shall vest, and the participant will be entitled to receive a cash payment in respect of all vested PSUs, net of all applicable tax withholdings, within 30 days of the date of termination.
For purposes of the Executive PSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:
•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;
•
a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or

•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

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Restricted Share Unit Plans
The Company’s Amended and Restated Senior Executive RSU Plan (the “Senior Executive RSU Plan”) and Amended and Restated Employee RSU Plan (the “Employee RSU Plan” and, together with the Senior Executive PSU Plan, the “RSU Plans”) permit the Company to grant restricted stock units (“RSUs”) to employees. An RSU is an award under which the recipient is eligible to earn a cash payment or a specified number of our common shares following an applicable vesting period based. The RSUs, following vesting, entitle the participant to: (i) a specified amount of cash, net of all applicable withholding taxes; (ii) a payment that, net of all applicable withholding taxes, will be satisfied by the issuance of common shares of the Company; or (iii) a payment that, net of all applicable withholding taxes, will be applied to open market purchases of common shares of the Company on behalf of participants; provided that this method of settlement is not available for certain of our officers and directors. The payment to be received, or applied to the purchase or issuance of common shares of the Company, is based on the number of vested RSUs multiplied by the fair market value of one common share of the Company as at the date of vesting.
The maximum number of common shares that may be issued or delivered pursuant to open market purchases under the RSU Plans is 800,000.
Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:
•
without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;

•	for cause, unvested RSUs will not vest and will be forfeited;
•	as a result of voluntary resignation by the participant (other than retirement), unvested RSUs will not vest and will be forfeited;
•	as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s RSU account as at the last day of active employment that subsequently vest; and
•
upon the death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s account as at the date of death that vest thereafter, which payment shall be settled in shares, net of applicable tax withholding or shall be payable by a lump sum cash payment, net of applicable tax withholding.

For participants in the Senior Executive RSU Plan, if a participant’s employment with the Company or a subsidiary of the Company is terminated (i) by the Company or subsidiary, other than for cause, upon a change of control or within two years following a change of control or (ii) by the participant for good reason, as defined in the Senior Executive RSU Plan, upon a change of control or within one year following a change of control, then all RSUs recorded in the participant’s RSU account as at the date of termination shall vest, and the participant will be entitled to receive a cash payment in respect of all vested RSUs, net of all applicable tax withholdings, within 30 days of the date of termination.
For purposes of the Senior Executive RSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:
•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;
•
a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or

•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

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Outstanding Equity Awards as of December 31, 2020
The following table provides information related to the outstanding stock option awards and share-based awards held by each of our NEOs as of December 31, 2020.
		Option Awards(1)				Share Awards(2)
		Number of Securities Underlying Unexercised Options (#)
Name	Grant Date/ Performance Award Period	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Common Shares or Units of Stock Held That Have Not Vested (#)(2)	Market Value of Common Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Common Shares, Units or Other Rights That Have Not Vested (#)(3)	Market Value of Unearned Common Shares, Units or Other Rights That Have Not Vested ($)(3)
Ann Fandozzi	5-Mar-20	—	60,976	40.64	5-Mar-30	—	—	—	—
	5-Mar-20(4)	—	—	—	—	—	—	177,108	12,317,861
Sharon Driscoll	5-Mar-20	—	57,165	40.64	5-Mar-30	—	—	—	—
	5-Mar-20(4)	—	—	—	—	—	—	22,746	1,581,984
	7-Mar-19	15,977	31,952	33.79	7-Mar-29	—	—	—	—
	7-Mar-19(5)	—	—	—	—	—	—	20,354	1,415,621
	1-Mar-18	28,572	14,285	32.16	1-Mar-28	—	—	—	—
	1-Mar-18(6)	—	—	—	—	4,118	286,407	—	—
	1-Mar-18(7)	—	—	—	—	22,318	1,552,217	—	—
	2-Mar-17	32,559	—	32.16	2-Mar-27	—	—	—	—
	2-Mar-16	43,758	—	24.07	1-Mar-26	—	—	—	—
	12-Aug-15	40,764	—	30.17	12-Aug-25	—	—	—	—
Karl Werner(8)(9)	5-Mar-20	—	25,000	40.64	5-Mar-30	—	—	—	—
	5-Mar-20(4)	—	—	—	—	—	—	9,948	691,883
	7-Mar-19	—	18,222	33.79	7-Mar-29	—	—	—	—
	7-Mar-19(5)	—	—	—	—	—	—	11,608	807,336
	1-Mar-18	—	8,375	32.16	1-Mar-28	—	—	—	—
	1-Mar-18(6)	—	—	—	—	3,580	248,989	—	—
	1-Mar-18(7)	—	—	—	—	13,084	909,992	—	—
James Kessler	12-May-20	—	53,649	41.84	12-May-30	—	—	—	—
	12-May-20(4)	—	—	—	—	—	—	119,812	8,332,925
Baron Concors	12-May-20	—	42,919	41.84	12-May-30	—	—	—	—
	12-May-20(4)	—	—	—	—	—	—	38,341	2,666,547
Carmen Thiede	12-May-20	—	22,533	41.84	12-May-30	—	—	—	—
	12-May-20(4)	—	—	—	—	—	—	47,446	3,299,869
(1)	All stock option awards reported in the table were granted under our Stock Option Plan.
(2)
Represents PSUs granted under the Executive PSU Plan at target performance for earned PSUs and RSUs granted under the Executive RSU Plan. Market value is based on the closing share price on the NYSE as of December 31, 2020, which was $69.55 per share.

(3)
Represents PSUs granted under the Executive PSU Plan and assumes 200% of target performance for unearned PSUs. Market value is based on the closing share price on the NYSE as of December 31, 2020, which was $69.55 per share.

(4)	Represents PSUs granted under the Executive PSU Plan for the three-year performance period ending 2022 that vest on March 4, 2023.
(5)	Represents PSUs granted under the Executive PSU Plan for the three-year performance period ending 2021 that that vest on March 6, 2022.
(6)	Represents RSUs granted under the Executive RSU Plan that vest on February 28, 2021.
(7)	Represents PSUs granted under the Executive PSU Plan for the three-year performance period ending 2020 that vest on February 28, 2021 at 200% of target performance.
(8)	Mr. Werner’s employment will cease as of March 31, 2021.
(9)	Mr. Werner’s PSU awards granted in 2019 and 2020 will be treated in accordance with the terms of his separation.

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Stock Option Exercises and Shares Vested in 2020
The following table provides information regarding our NEO’s stock option exercises under the Stock Option Plans and awards vesting under the RSU Plans and the PSU Plans during 2020.
	Option Awards		Stock Awards
Name	Number of Common Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Common Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Ann Fandozzi	—	—	—	—
Sharon Driscoll	—	—	11,579	488,169
Karl Werner	64,237	791,416	8,984	378,778
James Kessler	—	—	—	—
Baron Concors	—	—	—	—
Carmen Thiede	—	—	—	—
(1)	Value realized on exercise of stock options is based on the fair market value of our common stock on the date of exercise minus the exercise price and does not reflect actual proceeds received.
(2)
Value realized on vesting of stock awards is based on the 20-day volume weighted average price of our common stock on the day immediately preceding the vest date and does not reflect actual proceeds received.

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Non-Qualified Deferred Compensation
The U.S. Deferred Compensation Plan, was our only deferred compensation plan in 2020. None of our NEOs participated in this plan.
U.S. Deferred Compensation Plan
The following is a summary of the material terms of the U.S. Deferred Compensation Plan, formerly known as the U.S. 10-10 Program. Effective September 2016, the U.S. 10-10 Program was no longer offered to newly hired or promoted executives in the company and effective January 1, 2018, the program was referred to as the U.S. Deferred Compensation Plan (see below). The amended terms of the U.S. Deferred Compensation Plan govern all contributions made on or after January 1, 2018. Accordingly, certain executives in the United States are able to defer compensation (a portion of base salary and/or bonuses) into the U.S. Deferred Compensation Plan in 2020; however, the executive’s deferrals are not matched by the Company.
Purpose of the plan and administration
Ritchie Bros. Auctioneers (America) Inc. (“RBAA”) adopted the U.S. 10-10 Program in 2013 to provide deferred compensation and retirement benefits for a select group of executives. Through the program participating executives were able to elect to defer receipt of current compensation, and as a result become eligible, prior to January 1, 2018, to receive discretionary matching allocations by RBAA. It is an unfunded, non-qualified plan and is administered by a committee appointed by the board of directors of RBAA.
Beginning January 1, 2018, eligible participants are able to defer up to 50% of their base salary, 100% of their performance-based bonus, and 100% of their service bonus or any combination of the foregoing in accordance with the terms of the plan, if they submit a qualified deferral election, but there is no Company match to any amounts deferred.
The amount of participant deferral credits are credited to a participant’s deferred compensation account, which is a notional bookkeeping account.
The participation agreement designates the time at which a participant’s deferred compensation account will be distributed and the qualifying distribution event(s). The participation agreement also designates the form of payment (lump sum or annual installments over a period of years). Payments are made in the manner elected by the participant and commence as soon as practicable (but no more than 60 days after) the distribution date elected or for the qualifying distribution event.
Benefits under the U.S. Deferred Compensation Plan will be paid based on one of the following distribution dates or events: (i) as previously elected by the participant, either immediately in a lump sum, or in annual installments up to fifteen years following retirement; (ii) as previously elected by the participant either immediately in a lump sum upon, or in annual installments up to five years following termination prior to retirement; (iii) immediately in a lump sum upon the participant’s death or disability; (iv) if selected by a participant for education expenses in a specified year while still employed, and (v) if specifically elected by the participant, in a specified year while actively employed. However, upon a showing of financial hardship and receipt of approval from the plan administrator, a plan participant may be allowed to access funds in his or her deferred compensation account earlier than his or her existing distribution election(s). Participants are always fully vested in their deferrals under the U.S. Deferred Compensation Plan. Upon termination of the U.S. Deferred Compensation Plan within 12 months of a “change of control,” participants’ benefits under the U.S. Deferred Compensation Plan will be paid immediately in a lump sum.
Executive Employment Agreements
The Company, through wholly-owned operating subsidiaries, has entered into an employment agreement with each of the NEOs. The employment agreements continue for an indefinite term period of time until terminated in accordance with the terms of such agreements. The following is a summary of the material terms of those agreements.
Compensation and benefits
The NEOs earn an annual base salary and may earn annual short-term incentives and may be awarded long-term incentive grants determined as a percentage of base salary. In addition, the NEOs may participate in the Company’s other long-term plans, including the U.S. Deferred Compensation Plan, the ESPP, the RRSP and the 401(k) plan, as applicable. For a

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discussion of the compensation earned by or awarded to the NEOs in 2020, see “2020 Compensation for NEOs” on page 56. The NEOs are eligible to participate in the Company’s group benefit plans.
Confidentiality, non-solicitation and non-competition
Pursuant to their respective employment agreements, the NEOs are prohibited at all times from disclosing confidential information related to the Company. Each NEO, with the exception of Ms. Fandozzi and Ms. Driscoll, is subject to provisions prohibiting his or her solicitation of the Company’s employees for 12 months following termination for any reason. Ms. Fandozzi’s prohibitions extend for a period of 12 months following termination, if termination occurs in the first year of employment, or 24 months following termination, if termination occurs after the first year of employment. Ms. Driscoll’s prohibitions extend for 18 months following termination for any reason.
Each NEO, with the exception of Ms. Fandozzi, Ms. Driscoll and Mr. Werner, is also subject to provisions prohibiting competition with the Company during the term of his or her employment agreement and for a period of 12 months following termination for any reason. Ms. Fandozzi is prohibited from competing against the Company in Canada for a period of 24 months following termination. Ms. Driscoll’s and Mr. Werner’s prohibitions extend for 18 months following termination for any reason.
Termination for cause
With the exception of Ms. Fandozzi, the Company may terminate the employment of the NEOs, for “cause,” as defined in the employment agreements, at any time after providing the executive with at least 30 days’ notice of such proposed termination and allowing the executive 15 days to remedy the alleged defect. The Company may terminate the employment of Ms. Fandozzi, with at least 10 days’ notice in certain circumstances. The employment agreements with the NEOs state that no short-term incentive or bonus payment will be payable to such NEO in the event of his or her termination for cause. In the event of termination for cause, sign-on stock options granted to the terminated NEO will be cancelled as of the date of his or her termination, and the NEO will have 30 days from the date of his or her termination to exercise any options that have vested prior to his or her termination, subject to the terms and conditions of the Company’s Stock Option Plan and the applicable option agreements. Under the Company’s Stock Option Plan, unvested stock options expire immediately upon termination for just cause. A terminated NEO’s rights with respect to PSUs and RSUs held are determined in accordance with the applicable PSU and RSU grant agreements and the terms and conditions of the respective PSU Plans and RSU Plans.
Termination without cause or voluntary termination for good reason
In the event that a NEO is terminated without cause, as defined in the employment agreements, such NEO will be entitled to:
•
For Ms. Fandozzi, during the first year of her employment, one year’s base salary and one year’s target STI bonus. After the first year of employment, she will be entitled to two years’ base salary, plus two years’ target STI bonus.

•	With the exception of Ms. Fandozzi, eighteen month’s base salary and eighteen month’s target STI bonus.
•	a pro rata STI bonus for the year of termination, up to and including the NEO’s last day of active employment with the Company;
•
immediate accelerated vesting of all unvested stock options, with the NEO given 90 days from the date of termination to exercise such options, subject to the terms of the Company’s Stock Option Plan and the IronPlanet 1999 Stock Plan and 2015 Stock Plan and the applicable stock option agreements (except for Mr. Werner, who may, if approved by the Compensation Committee, have up to one year to exercise such stock options);

•
continuation of PSUs and RSUs awarded, in accordance with applicable PSU and RSU grant agreements and the terms and conditions of the respective 2015 PSU Plan, Executive PSU Plan and Executive RSU Plan; and

•
continued extended health and dental benefits coverage under existing cost sharing arrangements (or the cash equivalent) for up to one year after termination of his or her employment or the date on which he or she begins new full-time employment.

Under the terms of the employment agreements with the NEOs, NEOs may terminate their respective employments with the Company for “good reason,” as defined in the employment agreements, and, in the event of good reason, will receive pay and benefits as if terminated by the Company without cause, and the termination will be regarded as a termination without cause for purposes of the Company’s Stock Option Plan, PSU Plans and RSU Plans. Under the employment agreements, NEOs may terminate their employments for good reason by delivery of written notice, including the basis for such good reason, to the Company within 60 days’ commencing upon the occurrence of good reason. Termination for good reason will be effective 30 days after delivery in the event the Company fails or is unable to cure such good reason within that period.
Resignation
Under the terms of the employment agreements with the NEOs, NEOs may resign by providing three months’ written

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notice to the Company to that effect. If a NEO provides the Company with written notice of resignation, the Company may waive such notice, in whole or in part, in which case the Company will pay the NEO his or her base salary for only the amount of time remaining in that notice period and such NEO’s employment will terminate on the earlier date specified by the Company without any further compensation. The employment agreements with the NEOs state that no short-term incentive or bonus payment will be payable to a NEO in the event of his or her resignation. In the event of resignation, all unvested stock options held by the resigning NEO will be immediately cancelled on the termination date and such NEO will have 90 days from such date to exercise any vested stock options. Under the Company’s Stock Option Plan, unvested stock options granted on or after February 24, 2009 to a NEO are immediately cancelled. Under the RSU Plans and the PSU Plans, in the event of resignation of a participant other than by retirement in accordance with the normal retirement policy of the Company (or its affiliates), RSUs and PSUs that had not vested prior to the last day of active employment will not vest and shall be forfeited and cancelled without payment.
Retirement
The employment agreements with the NEOs provide that in the event of retirement, which, for such purpose, means retirement in accordance with the normal retirement policy of the Company (or its affiliates) when the participant is not less than 55 years of age:
•	the Company will pay a pro-rated STI bonus, at target, for the year of termination, up to and including the last day of active employment, to such NEOs in the event of retirement;
•
all unvested stock options will continue to vest according to their initial grant schedules and will remain exercisable up to the earlier of the original grant expiry date and the third anniversary of the date of retirement; and

•	RSUs and PSUs will continue to vest and be paid in accordance with the original grant schedule applicable thereto.
Change of control
The Compensation Committee believes that change of control arrangements are necessary to attract and retain the talent necessary for the Company’s long- term success. The Company has entered into change of control agreements with the NEOs (the “Change of Control Agreements”).
For purposes of the Change of Control Agreements, a “change of control” means:
•	the acquisition or accumulation of beneficial ownership of more than 50% of the Company’s voting shares by a person or a group of persons acting jointly or in concert;
•
a person, or a group of persons acting jointly or in concert, holding at least 25% of the Company’s voting shares and being able to change the composition of the Board by having their nominees elected as a majority of the Board;

•
the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever and whether in one transaction or in a series of transactions or by plan of arrangement; or

•
a reorganization, merger or consolidation or sale or other disposition of substantially all the assets of the Company, unless the Company beneficially owns all or substantially all of the Company’s assets either directly or through one or more subsidiaries following such event.

The Change of Control Agreements provide for payment and accelerated vesting upon a “double-trigger,” which requires a change of control and either (i) termination by the Company without “cause” or within two years following a change of control; or (ii) termination by the NEO for good reason upon a change of control or within one year following a change of control. Following a double-trigger event, each NEO will be entitled to a lump-sum cash amount equal to the aggregate of:
•
In the case of Ms. Fandozzi, two times annual base salary, two times the STI bonus at target, plus pro rata STI bonus at target for year of termination and two times the annual premium cost that would be incurred by the Company to continue to provide her all health, dental and life insurance benefits provided immediately before her termination; and

•
in the case of Mr. Werner, two times annual base salary, one and one-half times the STI bonus at target plus pro rata STI bonus at target for year of termination and two times the annual premium cost that would be incurred by the Company to continue to provide to them all health, dental and life insurance benefits provided immediately before their termination; and

•
in the case of Ms. Driscoll, Mr. Kessler, Mr. Concors and Ms. Thiede, one and one-half times annual base salary, one and one-half times the STI bonus at target plus pro rata STI bonus at target for year of termination, and one and one-half times the annual premium cost that would be incurred by the Company to continue to provide to them all health, dental and life insurance benefits provided immediately before their termination.

Each of the NEOs is entitled, following a double-trigger event, to:
•	accelerated vesting of RSU and PSU awards; and
•	immediate vesting of all unvested stock options, with a 90-day exercise period.

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The employment agreements with the NEOs, provide that, notwithstanding provisions to the contrary in plan documents, any accelerated vesting of annual long-term incentive awards upon a change of control, as defined in the Change of Control Agreements, requires both a change of control and the termination of employment without “cause” or for “good reason,” each as defined in the respective employment agreements.
In the case of all NEOs, the Change of Control Agreements provide that no such payments will be made unless the NEO signs within 60 days and does not revoke a full and general release of any and all claims against the Company, affiliates, and past and then current officers, directors, owners, managers, members, agents and employees.
Indemnity agreements
The Company has entered into indemnity agreements with each NEO pursuant to which the Company agrees to indemnify each NEO in connection with claims or proceedings involving the officer (by reason of serving as a director or officer of the Company or its subsidiaries), as provided in the agreement.

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Potential Payments Upon Termination or Change in Control
The following table describes the estimated potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements to which the NEOs would have been entitled if a termination of employment or change in control occurred on December 31, 2020. The actual amounts to be paid out can only be determined at the time of the NEO’s departure from the Company. The amounts reported in the table below do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs or include distributions of plan balances under our 401(k) Plan, the RRSP and the U.S. Deferred Compensation Plan. The amounts reported assume payment of all previously earned and unpaid salary, vacation pay and short- and long-term incentive awards.
Named Executive Officer	Termination for “Cause”	Termination without “Cause” or if applicable, for “Good Reason”	Resignation or Retirement	“Change of Control”	Termination without “Cause” or “Good Reason” following “Change of Control”(1)
Ann Fandozzi
Cash severance(2)		900,000			1,800,000
Short-term incentive(3)		1,125,000			2,250,000
Acceleration of equity awards(4)(6)(7)		1,762,816			7,921,747
Present value of group plan benefits		14,024			33,145
Total Termination Benefits		3,801,840			12,004,892
Sharon Driscoll
Cash severance(2)(5)		699,563			699,563
Short-term incentive(3)(5)		524,672			524,672
Acceleration of equity awards(4)(5)(6)(7)		3,329,360			5,890,678
Present value of group plan benefits(5)		2,591			5,445
Total Termination Benefits(5)		4,556,186			7,120,358
Karl Werner
Cash severance(2)		615,000			820,000
Short-term incentive(3)		369,000			369,000
Acceleration of equity awards(4)(6)(7)		1,687,510			3,141,105
Present value of group plan benefits		25,227			52,777
Total Termination Benefits		2,696,737			4,382,882
James Kessler
Cash severance(2)		750,000			750,000
Short-term incentive(3)		562,500			562,500
Acceleration of equity awards(4)(6)(7)		1,486,614			5,653,076
Present value of group plan benefits		22,948			36,548
Total Termination Benefits		2,822,062			7,002,124
Baron Concors
Cash severance(2)		600,000			600,000
Short-term incentive(3)		390,000			390,000
Acceleration of equity awards(4)(6)(7)		1,189,285			2,522,559
Present value of group plan benefits(8)		—			1,701
Total Termination Benefits		2,179,285			3,514,260
Carmen Thiede
Cash severance(2)		630,000			630,000
Short-term incentive (3)		409,500			409,500
Acceleration of equity awards(4)(6)(7)		624,389			2,274,324
Present value of group plan benefits		22,948			36,206
Total Termination Benefits		1,686,837			3,350,030
(1)	Represents the occurrence of a double-trigger event under the Change of Control Agreements.
(2)	Represents cash payments based on base salary.
(3)	Represents cash payments of the short-term incentive plan based on target performance levels.

2021 PROXY STATEMENT

Executive Compensation Tables
(4)	Includes cash payments for accelerated vesting of RSUs and PSUs upon a double-trigger event. Amounts are calculated based on the closing share price on the NYSE of $69.55 as of December 31, 2020.
(5)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7462 for 2020.
(6)
The value of accelerated stock options is determined by subtracting the exercise price of the stock option from the closing share price on the NYSE of $69.55 as of December 31, 2020 and multiplying the result, if a positive number (“in-the-money”), by the number of option shares that would vest as a result of termination.

(7)	The value of the PSUs assumes achieving target performance levels and is based on the closing share price on the NYSE of $69.55 as of December 31, 2020.
(8)	Mr. Concors waived group plan benefits in 2020.

2021 PROXY STATEMENT

Executive Compensation Tables
Equity Compensation Plan Information as of December 31, 2020
Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth information about the Company’s equity compensation plans as of December 31, 2020.
Plan Category	Number of securities to be issued upon exercise of options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,663,368(1)	$34.95(2)	8,292,425(3)
Equity compensation plans not approved by security holders	—	—	—
Total	2,663,368	$34.95	8,292,425
(1)
Reflects our Stock Option Plan, the IronPlanet Stock Plans, PSUs granted under the Executive PSU Plan and the Employee PSU Plan, and equity-classified RSUs. This amount reflects 100% of target numbers of PSUs granted and includes dividend equivalent rights credited in connection with such PSUs. Under the PSU Plans, the number of PSUs that vest is conditional upon specified market, service, and/or performance vesting conditions being met. For the share units granted under the PSU Plans in 2018, the market vesting condition is based on the relative performance of our share price in comparison to the performance of a pre-determined portfolio of other companies’ share prices. There were no market vesting conditions for the share units granted under the PSU Plans in 2019 and 2020. All share units granted under our PSU plans contain non-market vesting conditions that are based on the achievement of specific performance measures and can result in participants earning between 0% and 200% of the target number of PSUs granted. Further, we have the option to choose whether to settle the PSUs in cash or in shares.

(2)	Weighted average exercise price does not include the effect of our outstanding share units. The remaining term of our stock options is 7.7 years.
(3)
Consists of: (a) 6,442,360 common shares available for issuance under the Stock Option Plan; (b) no common shares are available for issuance under the IronPlanet Stock Plans; (c) 1,238,769 common shares that we may elect to issue upon settlement of our PSUs granted under the PSU Plans; and (d) 611,296 common shares that we may elect to issue upon settlement of our RSUs granted under the RSU Plans.

Burn Rate
The following table sets forth the burn rate of the Company’s equity compensation plans as at December 31, 2020.
Plans	2018		2019		2020
	Grants	Burn Rate(1)	Grants	Burn Rate(1)	Grants	Burn Rate(1)
Stock Option Plan	919,991	0.85%	914,068	0.84%	822,626	0.75%
PSU Plans	227,415	0.21%	170,208	0.15%	295,383	0.27%
RSU Plans	86,850	0.08%	36,350	0.03%	42,481	0.04%
IronPlanet Stock Plans	—	—%	—	—%	—	—%
Total equity awards and burn rate	1,234,256	1.14%	1,120,626	1.03%	1,160,491	1.06%
Weighted average common shares outstanding		108,063,349		108,519,739		109,054,493
(1)
The burn rate for each plan is calculated by dividing the number of shares or units granted under the plan during the applicable fiscal year by the weighted average number of common shares outstanding for the applicable fiscal year.

Dilution
The following table sets forth the dilution of the Company’s equity compensation plans as at December 31, 2020.
Plans	Available	Outstanding	Available & Outstanding	Dilution(1)
Stock Option Plan	5,803,944	1,896,933	7,700,877	7.01%
IronPlanet Stock Plans	—	88,821	88,821	0.08%
2015 PSU Plan	1,443,271	542,676	1,985,947	1.81%
2017 RSU Plan	508,814	134,937	643,751	0.59%
Total stock options and dilution	7,756,029	2,663,367	10,419,396	9.48%
Common shares Outstanding				109,876,428
(1)
The dilution for each plan is calculated by dividing the number of shares available for issuance and outstanding under the Stock Option Plan and the IronPlanet Stock Plans on a per plan and aggregated basis by the common shares outstanding as of December 31, 2020.

2021 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters
The following table sets forth certain information regarding the beneficial ownership of our common shares as of March 12, 2021 by:
•	our NEOs;
•	our directors and nominees for director;
•	all of our executive officers and directors as a group; and
•	each person who is known by us to beneficially own more than 5% of our issued and outstanding common shares.
Under SEC rules, “beneficial ownership” for purposes of this table takes into account common shares as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as by exercising vested stock options) and is different from beneficial ownership for purposes of Section 16 of the Exchange Act. Common shares that may be acquired by an individual or group within 60 days of March 12, 2021 are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
Except as indicated in the footnotes to this table, to the best of our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all common shares shown as beneficially owned by them. Except as otherwise indicated, the address of each shareholder is c/o Ritchie Bros. Auctioneers Incorporated, 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6.
Directors, Nominees and Named Executive Officers	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Ann Fandozzi(2)	957	*
Sharon Driscoll(3)	234,095	*
Karl Werner(4)	68,556	*
James Kessler(5)	60	*
Baron Concors(6)	275	*
Carmen Thiede(7)	238	*
Erik Olsson	—	—
Beverley Briscoe(8)	22,288	*
Adam DeWitt	—	—
Robert G. Elton	—	—
J. Kim Fennell	—	—
Amy Guggenheim Shenkan	—	—
Sarah Raiss	—	—
Christopher Zimmerman	—	—
All directors, nominees and executive officers as a group (19 individuals)(9)	596,159	*

2021 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters
5% Shareholders	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Massachusetts Financial Services Company(10) 111 Huntington Avenue Boston, Massachusetts 02199	10,746,364	9.8%
Janus Henderson Group plc(11) 201 Bishopsgate London, EC2M 3AE, United Kingdom	6,257,925	5.7%
*	Less than 1%.
(1)	As of March 12, 2021, there were 109,968,078 common shares outstanding.
(2)	Represents 957 common shares.
(3)	Represents 23,149 common shares and 210,946 stock options exercisable within 60 days of March 12, 2021.
(4)	Represents 42,736 common shares and 25,280 stock options exercisable within 60 days of March 12, 2021.
(5)	Represents 60 common shares.
(6)	Represents 275 common shares.
(7)	Represents 238 common shares.
(8)	Represents 22,288 common shares.
(9)	Represents 160,284 common shares and 435,875 stock options exercisable within 60 days of March 12, 2021.
(10)
As reported on Massachusetts Financial Services Company’s Schedule 13G as of December 31, 2020, Massachusetts Financial Services Company had sole voting power with respect to 9,635,692 common shares and sole dispositive power with respect to 10,746,364 common shares.

(11)	As reported on Janus Henderson Group PLC’s Schedule 13G as of December 31, 2020, Janus Henderson Group PLC had shared voting and dispositive power with respect to 6,257,925 common shares.
We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control of our Company.

2021 PROXY STATEMENT

Shareholder Proposals and Director Nominations
To be considered for inclusion in the proxy statement distributed to shareholders prior to our annual meeting in 2022, pursuant to the mechanism provided by the Exchange Act, a shareholder proposal (other than in respect of the nomination of directors) must be received by us no later than November 23, 2021, which corresponds to the date that is 120 calendar days before the anniversary date on which our proxy statement was released to shareholders in connection with the Meeting, and must comply with the requirements of Rule 14a-8 of the Exchange Act. If the date of our annual meeting in 2021 is changed by more than 30 calendar days from the anniversary date of the Meeting, then the deadline to submit a proposal to be considered for inclusion in next year’s proxy statement and form of proxy is a reasonable time before we begin to print and mail proxy materials.
Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the Company’s annual meeting in 2022 under the provisions of the CBCA. In order to make a proposal under the CBCA (other than in respect of the nomination of directors), a shareholder must hold, or have the support of persons who, in the aggregate, including or not including the shareholder, hold, at least 1% of the outstanding voting shares, or the fair market value of the shares held must be at least CDN$2,000 and such shares must have been held for at least six months. A shareholder proposal to nominate a director must be signed by one or more holders of shares representing in the aggregate not less than 5% of the shares entitled to vote at the meeting. Such shareholder proposals must be received by us no later than December 23, 2021, in order to be included in the proxy materials for the Company’s annual meeting in 2022. Upon receipt of a proposal in compliance with the requirements of the CBCA, the Company will set out such proposal in the proxy statement distributed to shareholders prior to the Company’s annual meeting in 2022.
In addition, our by-laws contain an advance notice provision which requires advance notice to the Company of nominations of persons for election to the Board in circumstances where nominations are made by shareholders other than pursuant to a shareholder proposal made pursuant to the provisions of the CBCA or a requisition of shareholders made in accordance with the CBCA. The advance notice provision, among other things, provides for a deadline by which shareholders must notify the Company in writing of an intention to nominate directors for election to the Board prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in such notice. In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement.
Shareholders wishing to put forward a proposal or nominate a director for election should carefully review the relevant provisions of the Exchange Act, the CBCA and our amended and restated by-laws. Our by-laws, including the advance notice provisions, were approved by the Company’s shareholders at the annual and special meeting in 2015, and were set out in Schedule “A” to the information circular relating to such meeting. A copy of the by-laws is available on request from the Corporate Secretary of the Company and the information circular for our annual and special meeting in 2015 may be accessed through SEDAR at www.sedar.com or EDGAR at www.sec.gov
Shareholders must submit written proposals, in accordance with the foregoing procedures, to the following address:
Ritchie Bros. Auctioneers Incorporated
9500 Glenlyon Parkway
Burnaby, British Columbia V5J 0C6 Canada
Attention: Corporate Secretary

2021 PROXY STATEMENT

Other Business
As of the date of this Proxy Statement, management of the Company does not know of any other matters that will come before the Meeting. However, the proxy in the accompanying form, when properly completed and delivered and not revoked, will confer discretionary authority upon a proxy holder named therein to vote your shares on any amendments or variations to matters identified in the accompanying Notice of Annual Meeting of Shareholders and any other matter which may properly come before the meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.
The contents and sending of this Proxy Statement have been approved by the Board of Directors of the Company. By Order of the Board of Directors,
/s/ Darren Watt

Darren Watt
Corporate Secretary
Vancouver, British Columbia
March 23, 2021
Please promptly sign and return your proxy card, or, if you are a non-registered/beneficial owner, please follow the instructions on your voting instruction form. If you decide to attend the Meeting via the live audio webcast, you may, if you wish, revoke the proxy and vote your shares online.

2021 PROXY STATEMENT

Annex: Selected Definitions of Operational and Financial Performance
The following defines select measures of operational and financial performance used in this Proxy Statement.
Measures of operational performance
Gross transaction value (GTV) represents total proceeds from all items sold at our live and on site auctions and online marketplaces. GTV is not a measure of financial performance, liquidity, or revenue, and is not presented in our consolidated financial statements.
Non-GAAP financial measures
Adjusted operating income is calculated as operating income for the applicable period excluding the pre-tax effects of items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.
Adjusted operating income margin is calculated as adjusted operating income, as defined above, divided by agency proceeds, which is defined below.
Adjusted net income is calculated as net income for the applicable period excluding the after-tax effects of items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.
Agency proceeds is calculated by subtracting the cost of inventory sold and ancillary and logistical service expenses from total revenues, excluding the pre-tax effects of items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.
Capital performance is calculated as earnings before interest and income taxes for the applicable period excluding the pre-tax effects of items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual, divided by adjusted average invested capital. For this purpose, “adjusted average invested capital” means average long-term debt excluding long-term debt held in escrow, plus average shareholders’ equity excluding items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.
Earnings before interest, income taxes, depreciation and amortization (EBITDA) for compensation purposes is calculated by adding back depreciation and amortization expenses, interest expense, and income tax expense, and subtracting interest income from net income and excludes the pre-tax effects of significant items that the Company does not consider to be part of normal operating results. Such items can include management reorganization costs, severance, gains/losses on sale of certain property, plant and equipment, impairment losses and certain other items that the Company refers to as ‘adjusting items’, as well as items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.
Diluted adjusted earnings per share (EPS) attributable to stockholders is calculated by dividing net income attributable to stockholders excluding the after-tax effects of adjusting items and items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual by the weighted average number of diluted shares outstanding.
Earnings growth or CAGR means the Compounded Annual Growth Rate (CAGR) over the applicable period of the Company’s net income attributable to stockholders excluding after-tax adjusting items and items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.
Net operating profit after tax return on invested capital (ROIC) is calculated by dividing net operating profit after tax excluding after-tax adjusting items and items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual, by the Company’s average invested capital. ROIC is calculated by adding back interest and income taxes, and subtracting interest income from net income to arrive at a net operating profit figure, then subtracting adjusted income tax, which is calculated by multiplying net operating profit by an estimated cash tax rate.
Operating free cash flow (OFCF) is calculated as cash provided by operating activities minus net capital spending. Net capital spending is a GAAP measure that is calculated as property, plant and equipment additions plus intangible asset additions less proceeds on disposition of property, plant and equipment.

RITCHIE BROS.

RITCHIE BROS. AUCTIONEERS INCORPORATED
9500 GLENLYON PARKWAY
BURNABY, BC V5J 0C6

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:00 a.m. Pacific Time on May 4, 2021. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available, and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/RBA2021**

You may attend the meeting via the Internet and vote during the Meeting. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available, and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:00 a.m. Pacific Time on May 4, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be effective, forms of proxy sent by mail must be received no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of meeting or any adjournment thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D40790-P49300 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RITCHIE BROS. AUCTIONEERS INCORPORATED

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Erik Olsson	☐	☐
1b. Ann Fandozzi	☐	☐
1c. Beverley Anne Briscoe	☐	☐
1d. Robert G. Elton	☐	☐
1e. J. Kim Fennell	☐	☐
1f. Amy Guggenheim Shenkan	☐	☐
1g. Sarah Raiss	☐	☐
1h. Christopher Zimmerman	☐	☐
1i. Adam DeWitt	☐	☐

	For	**Withhold**
2. Appointment of Ernst & Young LLP as Auditors of the Company for the ensuing year and authorizing the Audit Committee to fix their remuneration.	☐	☐

	For	**Against**	**Abstain**
3. Approval, on an advisory basis, of a non-binding advisory resolution accepting the Company's approach to executive compensation.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

9500 Glenlyon Parkway
Burnaby, BC V5J 0C6
Canada

You are cordially invited to attend our 2021 Annual Meeting of Shareholders to be held on Thursday, May 6, 2021 at 11:00 am Pacific Time in a virtual-only format at: www.virtualshareholdermeeting.com/RBA2021

Regardless of whether or not you plan to attend the meeting, it is important that these shares be voted. Accordingly, we ask that you either vote by Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided.

Shareholders of record at the close of business on March 12, 2021 and holders of proxies for these shareholders may attend and vote at our annual meeting. Shareholders will not be able to attend the meeting in person.

This year, we will hold a virtual-only annual meeting at which our shareholders can view our annual meeting at www.virtualshareholdermeeting.com/RBA2021. Shareholders at the close of business on March 12, 2021 may also ask questions and vote at our annual meeting via the Internet.

The Notice and Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.investor.ritchiebros.com.

D40791-P49300

RITCHIE BROS. AUCTIONEERS INCORPORATED

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS
MAY 6, 2021

The shareholder(s) hereby appoint(s):

(a) Ann Fandozzi and Erik Olsson, or either of them; or

(b) ___________________________ (Print the name of the person you are appointing if this person is someone other than the Management nominees listed herein),

as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Common Shares of RITCHIE BROS. AUCTIONEERS INCORPORATED that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 am Pacific Time on Thursday, May 6, 2021, in a virtual-only format at www.virtualshareholdermeeting.com/RBA2021, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR PROPOSAL 2 AND PROPOSAL 3. FOR OTHER MATTERS THAT MAY BE PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXYHOLDER.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side